                                                                    EXHIBIT 99.2

================================================================================














                          AGREEMENT AND PLAN OF MERGER

                                      among

                                  DYNEGY INC.,

                                 STANFORD, INC.,

                                  SORIN, INC.,

                                   BADIN, INC.

                                       and

                                   ENRON CORP.



                          Dated as of November 9, 2001














================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE 1 THE MERGERS.............................................................................................2
         Section 1.1       The Mergers............................................................................2
         Section 1.2       The Closing............................................................................2
         Section 1.3       Effective Time.........................................................................2

ARTICLE 2 CERTIFICATE OF INCORPORATION AND BYLAWS OF NEWCO; ARTICLES OF INCORPORATION AND BYLAWS OF THE SURVIVING
                  ENTITIES........................................................................................3
         Section 2.1       Certificate of Incorporation and Bylaws of Newco.......................................3
         Section 2.2       Articles of Incorporation of the Enron Surviving Entity................................3
         Section 2.3       Bylaws of the Enron Surviving Entity...................................................3
         Section 2.4       Articles of Incorporation of the Dynegy Surviving Entity...............................3
         Section 2.5       Bylaws of the Dynegy Surviving Entity..................................................3

ARTICLE 3 DIRECTORS AND OFFICERS OF NEWCO AND OF THE SURVIVING ENTITIES...........................................3
         Section 3.1       Board of Directors of Newco............................................................3
         Section 3.2       Certain Officers of Newco..............................................................4
         Section 3.3       Board of Directors of Enron Surviving Entity...........................................4
         Section 3.4       Officers of Enron Surviving Entity.....................................................4
         Section 3.5       Board of Directors of Dynegy Surviving Entity..........................................4
         Section 3.6       Officers of Dynegy Surviving Entity....................................................4

ARTICLE 4 CONVERSION OF COMMON STOCK..............................................................................4
         Section 4.1       Enron Merger Ratio.....................................................................4
         Section 4.2       Conversion of Capital Stock of Enron and Enron Merger Sub..............................5
         Section 4.3       Conversion of Capital Stock of Newco, Dynegy and Dynegy Merger Sub.....................6
         Section 4.4       Exchange of Certificates...............................................................7
         Section 4.5       Options...............................................................................10
         Section 4.6       Dynegy Dissenting Shares..............................................................12
         Section 4.7       Adjustment of Enron Merger Ratio......................................................12
         Section 4.8       Rule 16b-3 Approval...................................................................12

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF ENRON................................................................12
         Section 5.1       Existence; Good Standing; Corporate Authority.........................................12
         Section 5.2       Authorization, Validity and Effect of Agreements......................................13
         Section 5.3       Capitalization........................................................................13
         Section 5.4       Subsidiaries..........................................................................13
         Section 5.5       Compliance with Laws; Permits.........................................................14
         Section 5.6       No Conflict...........................................................................15
         Section 5.7       SEC Documents.........................................................................15
         Section 5.8       Litigation............................................................................17

         Section 5.9       Absence of Certain Changes............................................................17
         Section 5.10      Taxes.................................................................................17
         Section 5.11      Employee Benefit Plans................................................................18
         Section 5.12      Labor Matters.........................................................................19
         Section 5.13      Environmental Matters.................................................................20
         Section 5.14      Intellectual Property.................................................................21
         Section 5.15      Decrees, Etc..........................................................................21
         Section 5.16      Insurance.............................................................................21
         Section 5.17      No Brokers............................................................................22
         Section 5.18      Opinions of Financial Advisors........................................................22
         Section 5.19      Dynegy Stock Ownership................................................................22
         Section 5.20      Vote Required.........................................................................22
         Section 5.21      Regulation as a Utility...............................................................22
         Section 5.22      Capital Expenditure Program...........................................................23
         Section 5.23      Improper Payments.....................................................................23

ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF DYNEGY, NEWCO, DYNEGY MERGER SUB AND ENRON MERGER SUB................23
         Section 6.1       Existence; Good Standing; Corporate Authority.........................................23
         Section 6.2       Authorization, Validity and Effect of Agreements......................................23
         Section 6.3       Capitalization........................................................................24
         Section 6.4       Subsidiaries..........................................................................24
         Section 6.5       Compliance with Laws; Permits.........................................................25
         Section 6.6       No Conflict...........................................................................25
         Section 6.7       SEC Documents.........................................................................26
         Section 6.8       Litigation............................................................................27
         Section 6.9       Absence of Certain Changes............................................................27
         Section 6.10      Taxes.................................................................................28
         Section 6.11      Employee Benefit Plans................................................................29
         Section 6.12      Labor Matters.........................................................................30
         Section 6.13      Environmental Matters.................................................................30
         Section 6.14      Intellectual Property.................................................................31
         Section 6.15      Decrees, Etc..........................................................................31
         Section 6.16      Insurance.............................................................................31
         Section 6.17      No Brokers............................................................................32
         Section 6.18      Opinion of Financial Advisor..........................................................32
         Section 6.19      Enron Stock Ownership.................................................................32
         Section 6.20      Vote Required.........................................................................32
         Section 6.21      Regulation as a Utility...............................................................32
         Section 6.22      Improper Payments.....................................................................33

ARTICLE 7 COVENANTS..............................................................................................33
         Section 7.1       Conduct of Business...................................................................33
         Section 7.2       No Solicitation by Enron..............................................................37
         Section 7.3       No Solicitation by Dynegy.............................................................39
         Section 7.4       Meetings of Shareholders..............................................................40
         Section 7.5       Filings; Commercially Reasonable Best Efforts, Etc....................................41

         Section 7.6       Inspection............................................................................42
         Section 7.7       Publicity.............................................................................43
         Section 7.8       Registration Statement on Form S-4....................................................43
         Section 7.9       Listing Application...................................................................44
         Section 7.10      Letters of Accountants................................................................44
         Section 7.11      Agreements of Rule 145 Affiliates.....................................................44
         Section 7.12      Expenses..............................................................................45
         Section 7.13      Indemnification and Insurance.........................................................45
         Section 7.14      Agreements Regarding Enron Supplemental Indentures....................................46
         Section 7.15      No Hire...............................................................................46
         Section 7.16      Employee Matters......................................................................47
         Section 7.17      Alternative Structure.................................................................47

ARTICLE 8 CONDITIONS.............................................................................................48
         Section 8.1       Conditions to Each Party's Obligation to Effect the Mergers...........................48
         Section 8.2       Conditions to Obligation of Enron to Effect the Mergers...............................49
         Section 8.3       Conditions to Obligation of Dynegy, Newco, Dynegy Merger Sub and Enron Merger Sub to
                           Effect the Mergers....................................................................50

ARTICLE 9 TERMINATION............................................................................................51
         Section 9.1       Termination by Mutual Consent.........................................................51
         Section 9.2       Termination by Dynegy or Enron........................................................51
         Section 9.3       Termination by Enron..................................................................52
         Section 9.4       Termination by Dynegy.................................................................53
         Section 9.5       Effect of Termination.................................................................53
         Section 9.6       Extension; Waiver.....................................................................55

ARTICLE 10 GENERAL PROVISIONS....................................................................................55
         Section 10.1      Nonsurvival of Representations, Warranties and Agreements.............................55
         Section 10.2      Notices...............................................................................55
         Section 10.3      Assignment; Binding Effect; Benefit...................................................56
         Section 10.4      Entire Agreement......................................................................57
         Section 10.5      Amendments............................................................................57
         Section 10.6      Governing Law.........................................................................57
         Section 10.7      Counterparts..........................................................................57
         Section 10.8      Headings..............................................................................57
         Section 10.9      Interpretation........................................................................58
         Section 10.10     Waivers...............................................................................58
         Section 10.11     Incorporation of Disclosure Letters and Exhibits......................................59
         Section 10.12     Severability..........................................................................59
         Section 10.13     Enforcement of Agreement..............................................................59
         Section 10.14     No Special Damages....................................................................59

                            GLOSSARY OF DEFINED TERMS

Defined Terms                                                                                       Where Defined
-------------                                                                                       -------------
1935 Act .......................................................................................... Section 5.6(b)
9.142% Preferred Stock ............................................................................ Section 5.3
Action ............................................................................................ Section 7.13(a)
Agreement ......................................................................................... Preamble
Applicable Laws ................................................................................... Section 5.5(a)
Articles of Merger ................................................................................ Section 1.3
Assumed Plans ..................................................................................... Section 4.5(a)
Certificates ...................................................................................... Section 4.4(c)
Chevron ........................................................................................... Section 6.3
ChevronTexaco ..................................................................................... Recitals
Closing ........................................................................................... Section 1.2
Closing Date ...................................................................................... Section 1.2
Code .............................................................................................. Recitals
Confidentiality Agreement ......................................................................... Section 7.6
Contingent Obligation ............................................................................. Section 7.1(n)
Cutoff Date ....................................................................................... Section 7.2(d), Section
                                                                                                    7.3(d)
Debt .............................................................................................. Section 7.1(n)
Draft Third Quarter Report ........................................................................ Section 5.7
Dynegy ............................................................................................ Preamble
Dynegy Acquisition Proposal ....................................................................... Section 7.3(a)
Dynegy Benefit Plans .............................................................................. Section 6.11(a)
Dynegy Certificates ............................................................................... Section 4.4(a)
Dynegy Class A Common Stock ....................................................................... Recitals
Dynegy Class B Common Stock ....................................................................... Recitals
Dynegy Common Stock ............................................................................... Recitals
Dynegy Consideration .............................................................................. Section 4.3(b)
Dynegy Disclosure Letter .......................................................................... Article 6 Preface
Dynegy Dissenting Share ........................................................................... Section 4.6
Dynegy Material Adverse Effect .................................................................... Section 10.9(c)
Dynegy Merger ..................................................................................... Recitals
Dynegy Merger Ratio ............................................................................... Section 4.3(b)
Dynegy Merger Sub ................................................................................. Preamble
Dynegy Option ..................................................................................... Section 4.5(a)
Dynegy Permits .................................................................................... Section 6.5(b)
Dynegy Preferred Stock ............................................................................ Section 6.3
Dynegy Real Property .............................................................................. Section 6.5(c)
Dynegy Regulatory Approvals ....................................................................... Section 6.6(b)
Dynegy Reports .................................................................................... Section 6.7
Dynegy Series B Preferred Stock ................................................................... Recitals
Dynegy Shareholder Agreement ...................................................................... Section 6.3
Dynegy Stock Plans ................................................................................ Section 4.5(a)
Dynegy Subscription Agreement ..................................................................... Recitals
Dynegy Superior Proposal .......................................................................... Section 7.3(a)

Dynegy Surviving Entity ........................................................................... Section 1.1(b)
Effective Time .................................................................................... Section 1.3
Enron ............................................................................................. Preamble
Enron Acquisition Proposal ........................................................................ Section 7.2(a)
Enron Additional Securities ....................................................................... Section 4.1(a)
Enron Benefit Plans ............................................................................... Section 5.11(a)
Enron Capital Budget .............................................................................. Section 5.22
Enron Certificates ................................................................................ Section 4.2(b)
Enron Common Stock ................................................................................ Recitals
Enron Convertible Securities ...................................................................... Section 4.1(b)
Enron Disclosure Letter ........................................................................... Article 5 Preface
Enron Filed Reports ............................................................................... Section 5.8
Enron Material Adverse Effect ..................................................................... Section 10.9(c)
Enron Merger ...................................................................................... Recitals
Enron Merger Ratio. ............................................................................... Section 4.1(a)
Enron Merger Sub .................................................................................. Preamble
Enron Option ...................................................................................... Section 4.5(a)
Enron Parity Price ................................................................................ Section 4.1(c)
Enron Permits ..................................................................................... Section 5.5(b)
Enron Preferred Stock ............................................................................. Section 5.3
Enron Real Property ............................................................................... Section 5.5(c)
Enron Regulatory Approvals ........................................................................ Section 5.6(b)
Enron Reports ..................................................................................... Section 5.7
Enron Stock Plans ................................................................................. Section 4.5(a)
Enron Superior Proposal ........................................................................... Section 7.2(a)
Enron Surviving Entity ............................................................................ Section 1.1(a)
Enron Utility ..................................................................................... Section 5.21(a)
Environmental Laws ................................................................................ Section 5.13(a)
ERISA ............................................................................................. Section 5.11(a)
ERISA Affiliate ................................................................................... Section 5.11(b)
Exchange Act ...................................................................................... Section 4.8
Exchange Agent .................................................................................... Section 4.4(b)
Exchange Fund ..................................................................................... Section 4.4(b)
Excluded Convertible Securities ................................................................... Section 4.1(e)
Excluded Person ................................................................................... Section 7.13(a)
FERC .............................................................................................. Section 5.6(b)
Form S-4 .......................................................................................... Section 7.8(a)
Former Enron Directors ............................................................................ Section 3.1(a)
Former Dynegy Directors ........................................................................... Section 3.1(a)
Hazardous Materials ............................................................................... Section 5.13(b)
HSR Act ........................................................................................... Section 5.6(b)
IBCA .............................................................................................. Section 1.1(b)
Illinois Power .................................................................................... Section 6.21(a)
Illinova .......................................................................................... Section 6.21(a)
Indemnified Parties ............................................................................... Section 7.13(a)
Letter of Transmittal ............................................................................. Section 4.4(c)

Liens ............................................................................................. Section 5.4
Material Adverse Effect ........................................................................... Section 10.9(c)
Mergers ........................................................................................... Recitals
Newco ............................................................................................. Preamble
Newco Class A Common Stock ........................................................................ Recitals
Newco Class B Common Stock ........................................................................ Recitals
Newco Common Stock ................................................................................ Recitals
Newco Group ....................................................................................... Section 7.16
Newco Share Price ................................................................................. Section 4.4(f)
Non-U.S. Antitrust Laws ........................................................................... Section 7.5(a)(ii)
Northern .......................................................................................... Recitals
Northern Series A Preferred Stock ................................................................. Recitals
NYSE .............................................................................................. Section 4.1(c)
OBCA .............................................................................................. Section 1.1(a)
Original Outstanding Enron Shares ................................................................. Section 4.1(a)
Other Non-U.S. Jurisdictions ...................................................................... Section 8.1(c)
Proxy Statement/Prospectus ........................................................................ Section 7.8(a)
Returns ........................................................................................... Section 5.10(a)
Rule 145 Affiliates ............................................................................... Section 7.11
Rule 16b-3 ........................................................................................ Section 4.8
Sales Consideration ............................................................................... Section 4.1(d)
SEC ............................................................................................... Section 4.5(b)
Second Preferred Stock ............................................................................ Section 5.3
Securities Act .................................................................................... Section 4.4(e)
September 30, 2001 Balance Sheet .................................................................. Section 5.7
Series B Preferred Stock .......................................................................... Section 5.3
Series C Preferred Stock .......................................................................... Section 5.3
Significant Subsidiary ............................................................................ Section 5.4
Specified Jurisdictions ........................................................................... Section 8.1(c)
Subsidiary ........................................................................................ Section 10.9(d)
Tax qualified plans ............................................................................... Section 7.16
Taxes ............................................................................................. Section 5.10(d)
Termination Date .................................................................................. Section 9.2(a)
Third-Party Provisions ............................................................................ Section 10.3
Zeros ............................................................................................. Section 5.3

                          AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of November 9, 2001, is by and among Dynegy Inc., an Illinois corporation ("Dynegy"), Stanford, Inc., a Delaware corporation and wholly owned subsidiary of Dynegy ("Newco"), Sorin, Inc., an Oregon corporation and wholly owned subsidiary of Newco ("Enron Merger Sub"), Badin, Inc., an Illinois corporation and wholly owned subsidiary of Newco ("Dynegy Merger Sub"), and Enron Corp., an Oregon corporation ("Enron").

                                    RECITALS

                  A. The Enron Merger. At the Effective Time, the parties intend to effect a merger of Enron Merger Sub with and into Enron, with Enron being the surviving entity (the "Enron Merger"), pursuant to which each share of common stock, no par value, of Enron ("Enron Common Stock") will be converted into
0.2685 shares of Class A common stock, par value $.01 per share, of Newco ("Newco Class A Common Stock"), subject to adjustment.

                  B. The Dynegy Merger. Concurrently with the Enron Merger, the parties intend to effect a merger of Dynegy Merger Sub with and into Dynegy, with Dynegy being the surviving entity (the "Dynegy Merger" and, together with the Enron Merger, the "Mergers"), pursuant to which (i) each share of Class A common stock, no par value, of Dynegy ("Dynegy Class A Common Stock") will be converted into one share of Newco Class A Common Stock and (ii) each share of Class B common stock, no par value, of Dynegy ("Dynegy Class B Common Stock" and, together with the Dynegy Class A Common Stock, the "Dynegy Common Stock") will be converted into one share of Class B common stock, par value $.01 per share, of Newco ("Newco Class B Common Stock" and, together with the Newco Class A Common Stock, the "Newco Common Stock").

                  C. Intended U.S. Tax Consequences. The parties to this Agreement intend that, for federal income tax purposes, the Mergers shall qualify as transfers of Enron Common Stock and Dynegy Common Stock to Newco in a transaction qualifying under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

                  D. Intended U.S. Accounting Treatment. The parties to this Agreement intend that the Mergers be treated as the purchase of Enron by Dynegy for accounting purposes.

                  E. Preferred Stock Subscription Agreements. Concurrently with the execution and delivery of this Agreement, (i) Dynegy is entering into a Subscription Agreement with Northern Natural Gas Company ("Northern") and Enron pursuant to which Dynegy is agreeing to purchase from Northern 1,000 shares of its Series A Preferred Stock (the "Northern Series A Preferred Stock"); and (ii) ChevronTexaco Corporation ("ChevronTexaco") is entering into a Subscription Agreement with Dynegy (the "Dynegy Subscription Agreement") pursuant to which ChevronTexaco is agreeing to purchase from Dynegy 150,000 shares of its Series B Mandatorily Convertible Redeemable Preferred Stock, no par value (the "Dynegy Series B Preferred Stock").

                  NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   THE MERGERS

                  Section 1.1 The Mergers.

                  (a) Upon the terms and subject to conditions of this Agreement, at the Effective Time, Enron Merger Sub shall be merged with and into Enron in accordance with this Agreement, and the separate corporate existence of Enron Merger Sub shall thereupon cease. Enron shall be the surviving entity in the Enron Merger (sometimes hereinafter referred to as the "Enron Surviving Entity"). The Enron Merger shall have the effects specified herein and in the Business Corporation Act of the State of Oregon (the "OBCA").

                  (b) Upon the terms and subject to conditions of this Agreement, at the Effective Time, Dynegy Merger Sub shall be merged with and into Dynegy in accordance with this Agreement, and the separate corporate existence of Dynegy Merger Sub shall thereupon cease. Dynegy shall be the surviving entity in the Dynegy Merger (sometimes hereinafter referred to as the "Dynegy Surviving Entity"). The Dynegy Merger shall have the effects specified herein and in the Business Corporation Act of the State of Illinois (the "IBCA").

                  Section 1.2 The Closing. Upon the terms and subject to the conditions of this Agreement, the closing of the Mergers (the "Closing") shall take place (a) at the offices of Baker Botts L.L.P., One Shell Plaza, 910 Louisiana, Houston, Texas 77002, at 9:00 a.m., local time, on the first business day immediately following the day on which the last to be fulfilled or waived of the conditions set forth in Section 8.1, or, if on such day any condition set forth in Section 8.2 or Section 8.3 has not been fulfilled or waived, as soon as practicable after all the conditions set forth in Article 8 (other than the conditions that by their terms are only capable of being satisfied on the Closing Date) have been fulfilled or waived in accordance herewith or (b) at such other time, date or place as Dynegy and Enron may agree, but in no event prior to the expiration of a period of six months after the initial purchase of shares of Dynegy Series B Preferred Stock by ChevronTexaco pursuant to the Dynegy Subscription Agreement. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

                  Section 1.3 Effective Time. On the Closing Date, (i) Dynegy, Enron and Enron Merger Sub shall cause articles of merger meeting the requirements of Section 60.494 of the OBCA to be properly executed and filed in accordance with the OBCA and (ii) Dynegy, Enron and Dynegy Merger Sub shall cause articles of merger meeting the requirements of Section 11.25 of the IBCA to be properly executed and filed in accordance with the IBCA (collectively, the "Articles of Merger"). The Mergers shall become effective at the time that Dynegy and Enron shall have agreed upon and designated in the respective Articles of Merger as the effective time thereof (the "Effective Time").

                                    ARTICLE 2

                CERTIFICATE OF INCORPORATION AND BYLAWS OF NEWCO;
         ARTICLES OF INCORPORATION AND BYLAWS OF THE SURVIVING ENTITIES

                  Section 2.1 Certificate of Incorporation and Bylaws of Newco. At or prior to the Effective Time, Dynegy and Newco shall take all action as may be necessary to cause Newco's certificate of incorporation and bylaws to be amended and restated as of the Effective Time as set forth in Exhibits 2.1(a) (subject to any adjustments necessary to permit Newco to fulfill its obligations under Section 7.14) and 2.1(b) hereto, respectively, and to reflect that Newco shall be named "Dynegy Inc."

                  Section 2.2 Articles of Incorporation of the Enron Surviving Entity. As of the Effective Time, the articles of incorporation of Enron in effect immediately prior to the Effective Time shall be the articles of incorporation of the Enron Surviving Entity, until duly amended in accordance with applicable law.

                  Section 2.3 Bylaws of the Enron Surviving Entity. As of the Effective Time, the bylaws of Enron in effect immediately prior to the Effective Time shall be the bylaws of the Enron Surviving Entity, until duly amended in accordance with applicable law; provided that the number of directors of the Enron Surviving Entity shall be changed to equal the number of directors of Enron Merger Sub immediately prior to the Effective Time.

                  Section 2.4 Articles of Incorporation of the Dynegy Surviving Entity. As of the Effective Time, the articles of incorporation of Dynegy in effect immediately prior to the Effective Time shall be the articles of incorporation of the Dynegy Surviving Entity, until duly amended in accordance with applicable law.

                  Section 2.5 Bylaws of the Dynegy Surviving Entity. As of the Effective Time, the bylaws of Dynegy Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Dynegy Surviving Entity, until duly amended in accordance with applicable law; provided that the number of directors of the Dynegy Surviving Entity shall be changed to equal the number of directors of Dynegy Merger Sub immediately prior to the Effective Time.

                                    ARTICLE 3

                       DIRECTORS AND OFFICERS OF NEWCO AND
                            OF THE SURVIVING ENTITIES

                  Section 3.1 Board of Directors of Newco.

                  (a) At the Effective Time, the Board of Directors of Newco shall consist of not more than 15 members, at least three of which shall be designated by Enron, after consultation with Dynegy, before the Effective Time ("Former Enron Directors"). Prior to the Effective Time, Dynegy shall, after consultation with Enron, determine the total number of directors on the Board of Directors of Newco effective as of the Effective Time and the number of Former Enron Directors (in each case subject to the preceding sentence) and designate the current members of the Dynegy Board of Directors that will serve on the Newco Board of

Directors as of the Effective Time ("Former Dynegy Directors"). Charles L. Watson shall be the Chairman of the Board of Newco. From and after the Effective Time, each person so designated shall serve as a director of Newco until such person's successor shall be elected and qualified or such person's earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of Newco.

                  (b) Prior to the Effective Time, Dynegy shall cause Newco to take such action as may be necessary to cause the Dynegy designees and the Enron designees to be elected to the Board of Directors of Newco as of the Effective Time.

                  Section 3.2 Certain Officers of Newco. From and after the Effective Time, Charles L. Watson shall be the Chief Executive Officer of Newco and Stephen W. Bergstrom shall be the President and Chief Operating Officer of Newco.

                  Section 3.3 Board of Directors of Enron Surviving Entity. The directors of Enron Merger Sub immediately prior to the Effective Time shall be the directors of the Enron Surviving Entity as of the Effective Time, until their successors shall be elected and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Enron Surviving Entity.

                  Section 3.4 Officers of Enron Surviving Entity. The officers of Enron immediately prior to the Effective Time shall be the officers of the Enron Surviving Entity as of the Effective Time, until their successors shall be appointed or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Enron Surviving Entity.

                  Section 3.5 Board of Directors of Dynegy Surviving Entity. The directors of Dynegy Merger Sub immediately prior to the Effective Time shall be the directors of the Dynegy Surviving Entity as of the Effective Time, until their successors shall be elected and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Dynegy Surviving Entity.

                  Section 3.6 Officers of Dynegy Surviving Entity. The officers of Dynegy immediately prior to the Effective Time shall be the officers of the Dynegy Surviving Entity as of the Effective Time, until their successors shall be appointed or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Dynegy Surviving Entity.

                                    ARTICLE 4

                           CONVERSION OF COMMON STOCK

                  Section 4.1 Enron Merger Ratio. For purposes of this
Agreement:

                  (a) The "Enron Merger Ratio" shall equal 0.2685, subject to adjustment as provided in this Section 4.1. If, on or after the date of this Agreement, Enron issues or sells any shares of Enron Common Stock or any Enron Convertible Securities, other than Excluded Convertible Securities and securities issued upon conversion, exercise or exchange of Excluded Convertible Securities (collectively, the "Enron Additional Securities"), for Sales Consideration per share of Enron Common Stock less than the Enron Parity Price as of the date a price is determined pursuant to a binding agreement for such issuance or sale, then the Enron Merger Ratio shall be adjusted by multiplying the Enron Merger Ratio immediately prior to such adjustment by a fraction, (i) the numerator of which is the sum of (a) the number of fully diluted shares of Enron Common Stock outstanding (calculated using the treasury stock method) immediately prior to the adjustment (the "Original Outstanding Enron Shares") plus (b) the aggregate Sales Consideration for such Enron Additional Securities divided by the Enron Parity Price, and (ii) the denominator of which is the sum of the Original Outstanding Enron Shares plus the number of shares of Enron Common Stock represented by such Enron Additional Securities.

                  (b) "Enron Convertible Securities" means any shares of capital stock or securities convertible into or exchangeable for Enron Common Stock, or any options, rights or warrants exercisable to purchase Enron Common Stock.

                  (c) "Enron Parity Price" means, with respect to any date, the product of (i) the Enron Merger Ratio on such date multiplied by (ii) the per share last reported price of the Dynegy Class A Common Stock as reported on the consolidated transaction reporting system for securities traded on the New York Stock Exchange, Inc. ("NYSE") (as reported in the New York City edition of The Wall Street Journal or, if not reported thereby, another authoritative source) on such date.

                  (d) "Sales Consideration" with respect to any issuance or sale of Enron Additional Securities means the aggregate of (i) the cash consideration, (ii) the trading value (based on the average last reported prices therefor for the five consecutive trading days ending on the first trading day prior to such date as quoted by an authoritative source agreed upon by Dynegy and Enron) for any listed or traded securities, and (iii) the fair market value (as determined by agreement of Dynegy and Enron) for any other consideration, in each case received therefor or to be received upon the exercise of any option or warrant. In the event of the issuance of any Enron Convertible Securities, the shares of Enron Common Stock issuable with respect to such Enron Convertible Securities shall be deemed to be issued in such transaction on an as converted basis.

                  (e) "Excluded Convertible Securities" means (i) the Northern Series A Preferred Stock, (ii) any Enron Convertible Securities outstanding on the date of this Agreement and disclosed, or not required to be disclosed, pursuant to this Agreement, other than the first two items of Section 5.3 of the Enron Disclosure Letter, and
         (iii) employee stock options granted after the date hereof permitted by
         Section 7.1(f), provided that the exercise price thereof is not less than the fair market value on the date of grant (as provided in the applicable plan).

                  Section 4.2 Conversion of Capital Stock of Enron and Enron Merger Sub.

                  (a) At the Effective Time, each share of common stock, no par value, of Enron Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Enron Merger and without any action on the part of the holder thereof, be converted into and become the number of fully paid and nonassessable shares of common stock, no par value, of the Enron Surviving Entity equal to the quotient of the number of fully diluted shares of Enron Common Stock outstanding immediately prior to the Effective Time divided by 1,000.

                  (b) At the Effective Time, each share of Enron Common Stock issued and outstanding immediately prior to the Effective Time, including any shares subject to employment-related restrictions (other than shares of Enron Common Stock to be canceled without payment of any consideration therefor pursuant to Section 4.2(c)), shall, by virtue of the Enron Merger and without any action on the part of the holder thereof, be converted into a fraction of a share of Newco Class A Common Stock equal to the Enron Merger Ratio and thereupon shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of such shares of Enron Common Stock shall thereafter cease to have any rights with respect to such shares of Enron Common Stock, except the right to receive, without interest, certificates for shares of Newco Class A Common Stock in accordance with Section 4.4(c) and cash for fractional shares in accordance with Section 4.4(c) and Section 4.4(f) upon the surrender of the certificate or certificates that immediately prior to the Effective Time represented shares of Enron Common Stock ("Enron Certificates").

                  (c) Each share of Enron Common Stock held in Enron's treasury and each share of Enron Common Stock owned by Enron, Newco, Dynegy, Dynegy Merger Sub or Enron Merger Sub shall, at the Effective Time and by virtue of the Enron Merger, cease to be outstanding and shall be canceled and retired without payment of any consideration therefor, and no shares of capital stock of Newco or other consideration shall be delivered in exchange therefor.

                  (d) At the Effective Time, each share of Enron Preferred Stock issued and outstanding immediately prior to the Effective Time shall remain outstanding and unaffected by the Enron Merger.

                  Section 4.3 Conversion of Capital Stock of Newco, Dynegy and Dynegy Merger Sub.

                  (a) At the Effective Time, each share of common stock, no par value, of Dynegy Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Dynegy Merger and without any action on the part of the holder thereof, be converted into and become one fully paid and nonassessable share of common stock, no par value, of the Dynegy Surviving Entity.

                  (b) At the Effective Time, (i) each share of Dynegy Class A Common Stock issued and outstanding immediately prior to the Effective Time (other than Dynegy Dissenting Shares and shares of Dynegy Class A Common Stock to be canceled without payment of any consideration therefor pursuant to Section 4.3(c)) shall, by virtue of the Dynegy Merger and without any action on the part of the holder thereof, be converted into one share (the "Dynegy Merger Ratio") of Newco Class A Common Stock and (ii) each share of Dynegy Class B Common Stock issued and outstanding immediately prior to the Effective Time (other than Dynegy Dissenting Shares and shares of Dynegy Class B Common Stock to be canceled without payment of any consideration therefor pursuant to Section 4.3(c)) shall, by virtue of the Dynegy Merger and without any action on the part of the holder thereof, be converted into one share of

Newco Class B Common Stock (collectively, the "Dynegy Consideration"). At the Effective Time, each share of Dynegy Common Stock shall, by virtue of the Dynegy Merger and without any action on the part of the holder thereof, cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of shares of Dynegy Common Stock (other than Dynegy Dissenting Shares and shares of Dynegy Common Stock to be canceled without payment of any consideration therefor pursuant to Section 4.3(c)) shall thereafter cease to have any rights with respect to such shares of Dynegy Common Stock.

                  (c) Each share of Dynegy Common Stock issued and held in Dynegy's treasury and each share of Dynegy Common Stock owned by Enron shall, at the Effective Time and by virtue of the Dynegy Merger, cease to be outstanding and shall be canceled and retired without payment of any consideration therefor, and no shares of capital stock of Newco or other consideration shall be delivered in exchange therefor.

                  (d) At the Effective Time, each share of Dynegy Series B Preferred Stock issued and outstanding immediately prior to the Effective Time, if any, shall remain outstanding and unaffected by the Dynegy Merger.

                  (e) Each share of Newco Common Stock and all other shares of capital stock of Newco issued and outstanding immediately prior to the Effective Time shall, at the Effective Time and without any action on the part of Newco or the holder thereof, cease to be outstanding and shall be canceled and retired without payment of any consideration therefor, and no shares of capital stock of Newco or other consideration shall be delivered in exchange therefor.

                  Section 4.4 Exchange of Certificates.

                  (a) From and after the Effective Time, each outstanding certificate which prior to the Effective Time represented shares of Dynegy Common Stock ("Dynegy Certificates") shall be deemed for all purposes to evidence ownership of, and to represent, the shares of Newco Common Stock into which the shares of Dynegy Common Stock represented by such Dynegy Certificate have been converted as herein provided. The registered owner on the books and records of Dynegy or its transfer agent of any such Dynegy Certificate as of the Effective Time shall, until such Dynegy Certificate shall have been surrendered for transfer or otherwise accounted for to Newco or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Newco Common Stock evidenced by such Dynegy Certificate as above provided. Following the Effective Time, each holder of record of one or more Dynegy Certificates may, but shall not be required to, surrender any Dynegy Certificate for cancellation to Newco or its transfer agent, and the holder of such Dynegy Certificate shall be entitled to receive in exchange therefor a certificate representing that number of shares of Newco Common Stock which such holder has the right to receive pursuant to the provisions of this Article 4, and the Dynegy Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of shares of Dynegy Common Stock that is not registered in the transfer records of Newco or Dynegy, a certificate representing the proper number of shares of Newco Common Stock may be issued to such a transferee if the Dynegy Certificate representing such shares of Dynegy Common Stock is presented to Newco or its transfer agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

                  (b) As of the Effective Time, Newco shall appoint Mellon Investor Services LLC or such other party reasonably satisfactory to Enron as exchange agent (the "Exchange Agent"), and Newco shall, when and as needed, deposit, or cause to be deposited with the Exchange Agent for the benefit of the holders of shares of Enron Common Stock for exchange in accordance with this
Article 4, certificates representing the shares of Newco Common Stock to be issued pursuant to Section 4.2 and delivered pursuant to this Section 4.4 in exchange for outstanding shares of Enron Common Stock. When and as needed, Newco shall provide the Exchange Agent immediately following the Effective Time cash sufficient to pay cash in lieu of fractional shares in accordance with Section 4.4(c) and (f) (such cash and certificates for shares of Newco Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund").

                  (c) Promptly after the Effective Time, Newco shall cause the Exchange Agent to mail to each holder of record of one or more Enron Certificates (together with the Dynegy Certificates, the "Certificates") (other than to holders of shares of Enron Common Stock that, pursuant to Section 4.2(c), are canceled without payment of any consideration therefor): (A) a letter of transmittal (the "Letter of Transmittal"), which shall specify that delivery shall be effected, and risk of loss and title to the Enron Certificates shall pass, only upon delivery of the Enron Certificates to the Exchange Agent and shall be in such form and have such other provisions as Newco may reasonably specify and (B) instructions for use in effecting the surrender of the Enron Certificates in exchange for certificates representing shares of Newco Common Stock and cash in lieu of fractional shares, if any. Upon surrender of an Enron Certificate for cancellation to the Exchange Agent together with such Letter of Transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such Enron Certificate shall be entitled to receive in exchange therefor (x) a certificate representing that number of whole shares of Newco Common Stock and (y) a check representing the amount of cash in lieu of fractional shares, if any, and unpaid dividends and distributions, if any, which such holder has the right to receive pursuant to the provisions of this Article 4, after giving effect to any required withholding tax, and the Enron Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to holders of Enron Certificates. In the event of a transfer of ownership of Enron Common Stock that is not registered in the transfer records of Enron, a certificate representing the proper number of shares of Newco Common Stock, together with a check for the cash to be paid in lieu of fractional shares, if any, may be issued to such a transferee if the Enron Certificate representing such Enron Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

                  (d) Notwithstanding any other provisions of this Agreement, no dividends or other distributions declared or made after the Effective Time with respect to shares of Newco Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Enron Certificate with respect to the shares of Newco Common Stock represented by such Enron Certificate as a result of the conversion provided in Section 4.2(b) until such Enron Certificate is surrendered as provided herein. Subject to the effect of applicable laws, following surrender of any such Enron Certificate, there shall be paid to the holder of the Enron Certificates so surrendered, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable and not paid with respect to the number of whole shares of Newco Common Stock issued pursuant to
Section 4.2, less the amount of any withholding taxes, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Newco Common Stock, less the amount of any withholding taxes.

                  (e) At or after the Effective Time, the Enron Surviving Entity and the Dynegy Surviving Entity shall pay from funds on hand at the Effective Time any dividends or make other distributions with a record date prior to the Effective Time that may have been declared or made by Enron or Dynegy, respectively, on shares of Enron Common Stock or Dynegy Common Stock, respectively, that remain unpaid at the Effective Time, and after the Effective Time, there shall be no transfers on the stock transfer books of the Enron Surviving Entity of the shares of Enron Common Stock, or on the stock transfer books of the Dynegy Surviving Entity of the shares of Dynegy Common Stock, that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Enron Certificates are presented to the Enron Surviving Entity or Dynegy Certificates are presented to the Dynegy Surviving Entity, the presented Certificates shall be canceled and exchanged for certificates representing shares of Newco Common Stock and cash in lieu of fractional shares, if any, deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Article 4. Certificates surrendered for exchange by any person constituting an "affiliate" of Dynegy or Enron for purposes of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), shall not be exchanged until Newco has received a written agreement from such person as provided in Section 7.11.

                  (f) No fractional shares of Newco Common Stock shall be issued pursuant hereto. In lieu of the issuance of any fractional shares of Newco Common Stock pursuant to Section 4.2(b), cash adjustments will be paid to holders in respect of any fractional shares of Newco Common Stock that would otherwise be issuable, and the amount of such cash adjustment shall be equal to such fractional proportion of the Newco Share Price. For purposes of this Agreement, the "Newco Share Price" shall mean the average of the per share last reported prices of the Dynegy Class A Common Stock as reported on the consolidated transaction reporting system for securities traded on the NYSE (as reported in the New York City edition of The Wall Street Journal or, if not reported thereby, another authoritative source) for the 20 consecutive trading days ending on the fifth trading day prior to the Closing Date, appropriately adjusted for any stock splits, reverse stock splits, stock dividends, recapitalizations or other similar transactions.

                  (g) Any portion of the Exchange Fund (including the proceeds of any investments thereof and any certificates for shares of Newco Common Stock) that remains undistributed to the former shareholders of Enron one year after the Effective Time shall be delivered to Newco. Any former shareholders of Enron who have not theretofore complied with this Article 4 shall thereafter look only to Newco for delivery of certificates representing their shares of Newco Common Stock and cash in lieu of fractional shares, if any, and for any unpaid dividends and distributions on the shares of Newco Common Stock deliverable to such former shareholder pursuant to this Agreement.

                  (h) None of Newco, Dynegy, Enron, the Dynegy Surviving Entity, the Enron Surviving Entity, the Exchange Agent or any other person shall be liable to any person for any portion of the Exchange Fund properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

                  (i) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Newco, the posting by such person of a bond in such reasonable amount as Newco may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate certificates representing the shares of Newco Common Stock, cash in lieu of fractional shares, if any, and unpaid dividends and distributions on shares of Newco Common Stock deliverable in respect thereof pursuant to this Agreement.

                  Section 4.5 Options.

                  (a) At the Effective Time, (i) all options to acquire shares of Enron Common Stock outstanding at the Effective Time under Enron's stock plans (collectively, the "Enron Stock Plans") identified in Section 4.5(a) of the Enron Disclosure Letter (individually, a "Enron Option" and collectively, the "Enron Options") and (ii) all options to acquire shares of Dynegy Class A Common Stock outstanding at the Effective Time under Dynegy's stock plans (collectively, the "Dynegy Stock Plans") identified in Section 4.5(a) of the Dynegy Disclosure Letter (individually, a "Dynegy Option" and collectively, the "Dynegy Options") shall remain outstanding following the Effective Time, subject to the modifications described in this Section 4.5(a). Prior to the Effective Time, Enron, Dynegy and Newco shall take all actions (if any) as may be required to permit the assumption of such Enron Options and Dynegy Options by Newco pursuant to this Section 4.5(a). At the Effective Time, the Enron Options and the Dynegy Options shall be assumed and adjusted by Newco in the manner set forth herein and with respect to Dynegy Options that are incentive stock options within the meaning of Section 422 of the Code in such manner that Newco is a corporation "assuming a stock option in a transaction to which Section 424(a) applies" within the meaning of Section 424 of the Code. Each Enron Option assumed and adjusted by Newco shall be subject to the same terms and conditions as under the applicable Enron Stock Plan and the applicable option agreement entered into pursuant thereto, except that, immediately following the Effective Time, (A) each Enron Option shall be an option for that whole number of shares of Newco Class A Common Stock (rounded up to the next whole share) equal to the number of shares of Enron Common Stock subject to such Enron Option immediately prior to the Effective Time multiplied by the Enron Merger Ratio, and (B) the exercise price per Newco share shall be an amount equal to the exercise price per share of Enron Common Stock subject to such Enron Option in effect immediately prior to the Effective Time divided by the Enron Merger Ratio (the price per share, as so determined, being rounded down to the nearest whole cent). Each Dynegy Option assumed and adjusted by Newco shall be subject to the same terms and conditions as under the applicable Dynegy Stock Plan and the applicable option agreement entered into pursuant thereto, except that, immediately following the Effective Time, each Dynegy Option shall be an option for the number of shares of Newco

Class A Common Stock equal to the number of shares of Dynegy Common Stock subject to such Dynegy Option immediately prior to the Effective Time. Without limiting the foregoing, effective at the Effective Time, Newco shall assume the Enron Corp. 1999 Stock Plan, Enron Corp. 1994 Stock Plan, Enron Corp. 1991 Stock Plan, Dynegy Inc. 2000 Long Term Incentive Plan, Dynegy Inc. 2001 Non-Executive Stock Incentive Plan and Dynegy Inc. 2001 Special Long-Term Incentive Plan (collectively, the "Assumed Plans") for purposes of employing such plans to make grants of stock options and other awards based on shares of Newco Class A Common Stock following the Effective Time; to the extent that any obligation exists at the Effective Time to issue Enron Common Stock or Dynegy Class A Common Stock under any Assumed Plan, the obligation of Newco thereafter to issue Newco Common Stock in fulfillment of such previous obligation shall be to issue the number of shares of Newco Common Stock equal to (i) in the case of Enron Common Stock, the number of shares (rounded to the nearest whole share) of Enron Common Stock subject to such obligation multiplied by the Enron Merger Ratio and (ii) in the case of Dynegy Class A Common Stock, the number of shares of Dynegy Class A Common Stock subject to such obligation; provided, however, that, if the obligation is an award of a specified dollar amount of Enron Common Stock or Dynegy Common Stock, the substitution shall be effected simply by substituting Newco Common Stock having the specified dollar value.

                  (b) At or prior to the Effective Time, Newco shall take all corporate action necessary to reserve for issuance a number of shares of Newco Class A Common Stock equal to the number of shares of Newco Class A Common Stock available for issuance pursuant to the Assumed Plans (which number shall be the sum of (i) the product (rounded to the nearest whole share) of the number of shares of Enron Common Stock available for issuance immediately prior to the Effective Time multiplied by the Enron Merger Ratio plus (ii) the number of shares of Dynegy Common Stock available for issuance immediately prior to the Effective Time). Promptly following the Closing Date, Newco shall file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-8 (or a post-effective amendment on Form S-8 with respect to the Form S-4 or such other appropriate form) covering all such shares of Newco Class A Common Stock and shall cause such registration statement to remain effective (and shall cause the prospectus or prospectuses relating thereto to remain compliant with applicable securities laws) for as long as there are outstanding any such Enron Options or Dynegy Options or, with respect to Assumed Plans other than the Enron Stock Plans or Dynegy Stock Plans, for as long as required under applicable securities laws.

                  (c) Except as otherwise specifically provided by this Section 4.5, the terms of the Enron Options and Dynegy Options and the relevant Enron Stock Plans and Dynegy Stock Plans, as in effect on the Effective Time, shall remain in full force and effect with respect to the Enron Options and Dynegy Options, as applicable, after giving effect to the Mergers and the assumptions by Newco as set forth above; similarly, the terms of each other Assumed Plan shall remain in full force and effect after giving effect to the Mergers and the assumptions by Newco as set forth above. As soon as practicable following the Effective Time, Newco shall deliver to the holders of Enron Options and Dynegy Options and beneficiaries of awards under Assumed Plans other than Enron Stock Plans and Dynegy Stock Plans appropriate notices setting forth the rights of such holders and beneficiaries pursuant to the respective Enron Stock Plans and Dynegy Stock Plans and other Assumed Plans and under the agreements evidencing the grants of such Enron Options and Dynegy Options, and that such Enron Options and Dynegy Options and such

Assumed Plans shall be assumed by Newco and shall continue in effect on the same terms and conditions (subject to any adjustments required by this Section 4.5).

                  Section 4.6 Dynegy Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, no share of Dynegy Common Stock the holder of which shall have properly complied with the provisions of Section 11.70 of the IBCA as to rights to dissent with respect to the Dynegy Merger (a "Dynegy Dissenting Share") shall be deemed converted into and to represent the right to receive the Dynegy Consideration hereunder; and the holders of Dynegy Dissenting Shares, if any, shall be entitled to receive such consideration as shall be determined pursuant to and in accordance with the provisions of such Section 11.70; provided, however, that, if any holder fails to properly perfect or exercise his or her rights to payment as provided in such Section 11.70, such holder shall forfeit such right to payment for such Dynegy Dissenting Shares and each such Dynegy Dissenting Share shall thereupon be deemed to be converted into the right to receive the Dynegy Consideration.

                  Section 4.7 Adjustment of Enron Merger Ratio. If, subsequent to the date of this Agreement but prior to the Effective Time, Dynegy changes the number of shares of Dynegy Common Stock, or Enron changes the number of shares of Enron Common Stock, issued and outstanding as a result of a stock split, reverse stock split, stock dividend, recapitalization or other similar transaction, the Enron Merger Ratio and other items dependent thereon shall be appropriately adjusted.

                  Section 4.8 Rule 16b-3 Approval. Newco agrees that its Board of Directors shall, at or prior to the Effective Time, adopt resolutions specifically approving, for purposes of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the receipt, pursuant to Section 4.2 or Section 4.3, of shares of Newco Common Stock, and of options to acquire shares of Newco Class A Common Stock, by executive officers or directors of Enron or Dynegy who become executive officers or directors of Newco subject to Rule 16b-3.

                                    ARTICLE 5

                     REPRESENTATIONS AND WARRANTIES OF ENRON

                  Except as set forth in the disclosure letter delivered to Dynegy by Enron at or prior to the execution hereof (the "Enron Disclosure Letter"), Enron represents and warrants to Dynegy, Newco, Dynegy Merger Sub and Enron Merger Sub that:

                  Section 5.1 Existence; Good Standing; Corporate Authority. Enron is a corporation duly incorporated, validly existing and of active status under the laws of the State of Oregon. Enron is duly qualified to do business and, to the extent such concept or similar concept exists in the relevant jurisdiction, is in good standing under the laws of any jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified does not and is not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect. Enron has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted. The copies of Enron's articles of incorporation and bylaws previously made available to Dynegy are true and correct and contain all amendments as of the date hereof.

                  Section 5.2 Authorization, Validity and Effect of Agreements. Enron has the requisite corporate power and authority to execute and deliver this Agreement and all other agreements and documents required to be executed and delivered by Enron pursuant to this Agreement. The consummation by Enron of the transactions contemplated hereby has been duly authorized (i) by the Board of Directors of Enron by unanimous vote of the directors present and (ii) by all other requisite corporate action on behalf of Enron, other than the approval referred to in Section 5.20. This Agreement constitutes the valid and legally binding obligation of Enron, enforceable against Enron in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights and general principles of equity. Enron has taken all action necessary to render the restrictions set forth in Section 60.825 to 60.845 of the OBCA and in
Article V of its articles of incorporation inapplicable to this Agreement and the transactions contemplated hereby.

                  Section 5.3 Capitalization. The authorized capital stock of Enron consists of 1,200,000,000 shares of Enron Common Stock and 16,500,000 shares of preferred stock, no par value ("Enron Preferred Stock"). As of October 31, 2001, there were (i) 743,905,381 outstanding shares of Enron Common Stock,
(ii) 85,479,162 shares of Enron Common Stock reserved for issuance upon exercise of outstanding Enron Options, (iii) 6,400,000 shares of Enron Common Stock reserved for issuance upon exercise of an option held by Bank of America, (iv) 167,053,369 shares of Enron Common Stock reserved for issuance upon conversion of outstanding Enron convertible or exchangeable securities and (v) 1,570,934.568509 outstanding shares of Enron Preferred Stock, consisting of 1,137,991 shares of Cumulative Second Preferred Convertible Stock (the "Second Preferred Stock"), 35.568509 shares of 9.142% Perpetual Second Preferred Stock (the "9.142% Preferred Stock"), 250,000 shares of Mandatorily Convertible Junior Preferred Stock, Series B (the "Series B Preferred Stock"), and 182,908 shares of Mandatorily Convertible Single Reset Preferred Stock, Series C (the "Series C Preferred Stock"). All such issued and outstanding shares of Enron Common Stock and Enron Preferred Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. As of the date of this Agreement, except as set forth in this Section 5.3 and except for shares delivered upon exercises of options or conversions or exchanges of convertible or exchangeable securities set forth in this Section 5.3 from October 31, 2001 to the date hereof, there are no outstanding shares of capital stock of Enron, and there are no options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments that may obligate Enron or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other voting securities of Enron or any of its Significant Subsidiaries. Enron has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote, or (except for the Second Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Zero Coupon Convertible Senior Notes due 2021 of Enron (the "Zeros")) which are convertible into or exercisable for securities having the right to vote, with the shareholders of Enron on any matter.

                  Section 5.4 Subsidiaries. For purposes of this Agreement, "Significant Subsidiary" shall mean significant subsidiary as defined in Rule 1-02 of Regulation S-X of the Exchange Act. Each of Enron's Significant Subsidiaries is a corporation or other legal entity duly organized, validly existing and, to the extent such concept or similar concept exists in the relevant jurisdiction, in good standing under the laws of its jurisdiction of incorporation or organization, has the corporate or other entity power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing (where applicable) in each jurisdiction in which the ownership, operation or lease of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing does not and is not reasonably likely to have an Enron Material Adverse Effect. As of the date of this Agreement, all of the outstanding shares of capital stock of, or other ownership interests in, each of Enron's Significant Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and are owned, directly or indirectly, by Enron free and clear of all mortgages, deeds of trust, liens, security interests, pledges, leases, conditional sale contracts, charges, privileges, easements, rights of way, reservations, options, rights of first refusal and other encumbrances ("Liens").

                  Section 5.5 Compliance with Laws; Permits. Except for such matters as, individually or in the aggregate, do not or are not reasonably likely to have an Enron Material Adverse Effect and except for matters arising under Environmental Laws, which are treated exclusively in Section 5.13, and for tax matters, which are treated exclusively in Section 5.10:

                  (a) Neither Enron nor any Subsidiary of Enron is in violation of any applicable law, rule, regulation, code, governmental determination, order, treaty, convention, governmental certification requirement or other public limitation, U.S. or non-U.S. (collectively, "Applicable Laws"), and no claim is pending or, to the knowledge of Enron, threatened with respect to any such matters. To the knowledge of Enron, no condition exists which does or is reasonably likely to constitute a violation of or deficiency under any Applicable Law by Enron or any Subsidiary of Enron.

                  (b) Enron and each Subsidiary of Enron hold all permits, licenses, certifications, variations, exemptions, orders, franchises and approvals of all governmental or regulatory authorities necessary for the conduct of their respective businesses as currently conducted (the "Enron Permits"). All Enron Permits are in full force and effect and there exists no default thereunder or breach thereof, and Enron has no notice or actual knowledge that such Enron Permits will not be renewed in the ordinary course after the Effective Time. No governmental authority has given, or, to the knowledge of Enron, threatened to give, any action to terminate, cancel or reform any Enron Permit.

                  (c) Enron and each Subsidiary of Enron possess all permits, licenses, operating authorities, orders, exemptions, franchises, variances, consents, approvals or other authorizations required for the present ownership and operation of all its real property or leaseholds ("Enron Real Property"). There exists no material default or breach with respect to, and no party or governmental authority has taken or, to the knowledge of Enron, threatened to take, any action to terminate, cancel or reform any such permit, license, operating authority, order, exemption, franchise, variance, consent, approval or other authorization pertaining to Enron Real Property.

                  Section 5.6 No Conflict.

                  (a) Neither the execution and delivery by Enron of this Agreement nor the consummation by Enron of the transactions contemplated hereby in accordance with the terms hereof will (i) subject to the approvals referred to in Section 5.20, conflict with or result in a breach of any provisions of the articles of incorporation or bylaws of Enron; (ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or give rise to a right of purchase under, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties of Enron or its Subsidiaries under, or result in being declared void, voidable, or without further binding effect, or otherwise result in a detriment to Enron or any of its Subsidiaries under, any of the terms, conditions or provisions of, any note, bond, mortgage, indenture, deed of trust, license, concession, franchise, permit, lease, contract, agreement, joint venture or other instrument or obligation to which Enron or any of its Subsidiaries is a party, or by which Enron or any of its Subsidiaries or any of their properties is bound or affected; or (iii) subject to the filings and other matters referred to in
Section 5.6(b), contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, judgment, order or decree binding upon or applicable to Enron or any of its Subsidiaries, except, in the case of matters described in clause (ii) or (iii), as do not and are not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect.

                  (b) Neither the execution and delivery by Enron of this Agreement nor the consummation by Enron of the transactions contemplated hereby in accordance with the terms hereof will require any consent, approval, qualification or authorization of, or filing or registration with, any court or governmental or regulatory authority, other than (i) the filing of the Articles of Merger provided for in Section 1.3, (i) the filing of a listing application with the NYSE pursuant to Section 7.9, (iii) filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Exchange Act, the Securities Act, the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), or applicable state securities and "Blue Sky" laws, (iv) filings, approvals and notifications required under applicable non-U.S. competition, antitrust or premerger notification laws, (v) filings with, and the approval of, or notices to, non-U.S. regulatory authorities having jurisdiction over the Mergers set forth in Section 5.6(b)(v) of the Enron Disclosure Letter, (vi) filings with, and the approval of, or notices to, other state regulatory authorities having jurisdiction over the Mergers set forth in Section 5.6(b)(vi) of the Enron Disclosure Letter (the filings, approvals and notices in this clause (vi), collectively, the "Enron Regulatory Approvals") and (vii) filings with, approvals of or notices to the Federal Energy Regulatory Commission (the "FERC") in connection with the Mergers, except for any consent, approval, qualification or authorization the failure of which to obtain and for any filing or registration the failure of which to make does not and is not reasonably likely to have an Enron Material Adverse Effect.

                  Section 5.7 SEC Documents. Enron has filed with the SEC all documents (including exhibits and any amendments thereto) required to be so filed by it since January 1, 1999 pursuant to Sections 13(a), 14(a) and 15(d) of the Exchange Act, and has made available (in paper form or via the internet) to Dynegy each registration statement, report, proxy statement or information statement (other than preliminary materials) it has so filed, each in the form

(including exhibits and any amendments thereto) filed with the SEC (collectively, the "Enron Reports") and has included in the Enron Disclosure Letter a draft of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 (the "Draft Third Quarter Report"). As of its respective date, each Enron Report (i) complied in all material respects in accordance with the applicable requirements of the Exchange Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified by subsequent filings with the SEC prior to the date hereof. Each of the consolidated balance sheets included in or incorporated by reference into the Enron Reports (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of Enron and its consolidated Subsidiaries as of its date, and each of the consolidated statements of operations, cash flows and changes in shareholders' equity included in or incorporated by reference into the Enron Reports (including any related notes and schedules) fairly presents in all material respects the results of operations, cash flows or changes in shareholders' equity, as the case may be, of Enron and its consolidated Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to (x) such exceptions as may be permitted by Form 10-Q of the SEC and (y) normal year-end audit adjustments which will not be material), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. The draft consolidated balance sheet of Enron and its consolidated Subsidiaries as of September 30, 2001 (the "September 30, 2001 Balance Sheet") included in the Draft Third Quarter Report (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of Enron and its consolidated Subsidiaries as of that date, and the consolidated statements of operations, cash flows and changes in shareholders' equity included in the Draft Third Quarter Report (including any related notes and schedules) fairly presents in all material respects the results of operations, cash flows or changes in shareholders' equity, as the case may be, of Enron and its consolidated Subsidiaries for the period then ended (subject to (A) such exceptions as may be permitted by Form 10-Q of the SEC, (B) normal year-end audit adjustments which will not be material and (C) changes routinely anticipated in the preparation of the final Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 which will not be material), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Except as and to the extent set forth in the September 30, 2001 Balance Sheet, neither Enron nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a consolidated balance sheet of Enron and its consolidated Subsidiaries or in the notes thereto prepared in accordance with generally accepted accounting principles consistently applied, other than liabilities or obligations that were incurred in the ordinary course of business since September 30, 2001 and liabilities or obligations that do not and are not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect. All reserves or adjustments required by generally accepted accounting principles to be reflected in the carrying value of the assets included in the September 30, 2001 Balance Sheet have been taken other than reserves or adjustments which do not and are not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect.

                  Section 5.8 Litigation. Except as described in the Enron Reports filed prior to the date of this Agreement and the Draft Third Quarter Report (collectively, the "Enron Filed Reports") and except for tax matters, which are treated exclusively in Section 5.10, there are no actions, suits or proceedings pending against Enron or any of its Subsidiaries or, to Enron's knowledge, threatened against Enron or any of its Subsidiaries, at law or in equity or in any arbitration or similar proceedings, before or by any U.S. federal, state or non-U.S. court, commission, board, bureau, agency or instrumentality or any U.S. or non-U.S. arbitral or other dispute resolution body, that are reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect.

                  Section 5.9 Absence of Certain Changes. Except as described in the Enron Filed Reports, since December 31, 2000, there has not been (i) any event or occurrence, or series of events or occurrences, that has had or is reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect, except for such changes or effects described in clause (1) of the definition of Enron Material Adverse Effect resulting from changes in general industry conditions or changes in general economic conditions, (ii) any material change by Enron or any of its Subsidiaries, when taken as a whole, in any of its accounting methods, principles or practices or any of its tax methods, practices or elections, (iii) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of Enron or any redemption, purchase or other acquisition of any of its securities, except dividends on shares of Enron Common Stock at a rate of not more than $0.125 per share per quarter, on shares of its Second Preferred Stock at a rate of not more than $3.413 per share per quarter, on shares of its 9.142% Preferred Stock at an annual rate of not more than $91.420 per share and on shares of its Series B Preferred Stock at an annual rate of 6.5% of the liquidation preference thereof, or (iv) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option, stock purchase or other employee benefit plan, except in the ordinary course of business consistent with past practice.

                  Section 5.10 Taxes.

                  (a) All tax returns, statements, reports, declarations, estimates and forms ("Returns") required to be filed by or with respect to Enron or any of its Subsidiaries (including any Return required to be filed by an affiliated, consolidated, combined, unitary or similar group for a taxable year in which Enron or any of its Subsidiaries was included in such group) on or prior to the date hereof have been properly filed on a timely basis with the appropriate governmental authorities, except to the extent that any failure to file does not and is not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect, and all taxes due with such Returns have been duly paid, or deposited in full on a timely basis or adequately reserved for in accordance with generally accepted accounting principles, except to the extent that any failure to pay or deposit or make adequate provision for the payment of such taxes does not and is not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect. Representations made in this Section 5.10 are made to the knowledge of Enron to the extent that the representations relate to a corporation which was, but is not currently, a part of Enron's or any of its Subsidiaries' affiliated, consolidated, combined, unitary or similar group.

                  (b) Except to the extent not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect, (i) no audits or other administrative proceedings or court proceedings are presently pending with regard to any taxes or Returns of Enron or any of its Subsidiaries as to which any taxing authority has asserted in writing any claim; (ii) no governmental authority is now asserting in writing any deficiency or claim for taxes or any adjustment to taxes with respect to which Enron or any of its Subsidiaries may be liable with respect to income and other material taxes that have not been fully paid or finally settled; (iii) neither Enron nor any of its Subsidiaries has any liability for taxes under Treas. Reg. ss. 1.1502-6 or any similar provision of state, local, or non-U.S. tax law, except for taxes of the affiliated group of which Enron or any of its Subsidiaries is the common parent, within the meaning of Section 1504(a)(1) of the Code or any similar provision of state, local, or non-U.S. tax law; and (iv) neither Enron nor any of its Subsidiaries is a party to, is bound by or has any obligation under any tax sharing, allocation or indemnity agreement or any similar agreement or arrangement. Neither Enron nor any of its Subsidiaries is a party to an agreement that provides for the payment of any amount in connection with the Mergers that would be reasonably likely to constitute an "excess parachute payment" within the meaning of Section 280G of the Code.

                  (c) Neither Enron nor any of its Subsidiaries knows of any fact, or has taken any action or has failed to take any action, as a result of which the Mergers would not qualify as transfers of Enron Common Stock and Dynegy Common Stock to Newco in a transaction qualifying under Section 351 of the Code.

                  (d) For purposes of this Agreement, "tax" or "taxes" means all net income, gross income, gross receipts, sales, use, ad valorem, transfer, accumulated earnings, personal holding company, excess profits, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, disability, capital stock, or windfall profits taxes, customs duties or other taxes, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.

                  Section 5.11 Employee Benefit Plans.

                  (a) Section 5.11 of the Enron Disclosure Letter lists or describes all Enron Benefit Plans. The term "Enron Benefit Plans" means all material employee benefit plans and other material benefit arrangements, including all "employee benefit plans" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not U.S.-based plans, and all other material employee benefit, bonus, incentive, deferred compensation, stock option (or other equity-based compensation), severance, employment, change in control, welfare (including post-retirement medical and life insurance) and fringe benefit plans, practices or agreements, whether or not subject to ERISA or U.S.-based and whether written or oral, sponsored, maintained or contributed to or required to be contributed to by Enron or any of its Subsidiaries, to which Enron or any of its Subsidiaries is a party or is required to provide benefits under applicable law or in which any person who is currently, has been or, prior to the Effective Time, is expected to become an employee of Enron is a participant. Enron will make available to Dynegy, within 30 days after the date hereof, with true and complete copies of the Enron Benefit Plans and, if applicable, the most recent trust agreements, Forms 5500, summary plan descriptions, funding statements, annual reports and actuarial reports, if applicable, for each such plan.

                  (b) Except for such matters as, individually or in the aggregate, do not and are not reasonably likely to have an Enron Material Adverse Effect: all applicable reporting and disclosure requirements have been met with respect to Enron Benefit Plans; there has been no "reportable event," as that term is defined in Section 4043 of ERISA, with respect to Enron Benefit Plans subject to Title IV of ERISA for which the 30-day reporting requirement has not been waived; to the extent applicable, the Enron Benefit Plans comply with the requirements of ERISA and the Code or with other applicable law, and have been maintained and operated in accordance with their terms, and, to Enron's knowledge, there are no breaches of fiduciary duty in connection with the Enron Benefit Plans; there are no pending or, to Enron's knowledge, threatened claims against or otherwise involving any Enron Benefit Plan; with respect to the Enron Benefit Plans or any "employee pension benefit plans," as defined in Section 3(2) of ERISA, that are or were subject to Title IV of ERISA and have been maintained or contributed to within six years prior to the Effective Time by Enron, its Subsidiaries or any trade or business (whether or not incorporated) that is under common control, or that is treated as a single employer, with Enron or any of its Subsidiaries under Section 414(b), (c), (m) or (o) of the Code (an "ERISA Affiliate"), (i) neither Enron nor any of its Subsidiaries has incurred any direct or indirect liability under Title IV of ERISA in connection with any termination thereof or withdrawal therefrom; and
(ii) there does not exist any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, whether or not waived.

                  (c) Neither Enron nor any of its Subsidiaries nor any of its ERISA Affiliates contributes to, or has an obligation to contribute to, a "multiemployer plan" within the meaning of Section 3(37) of ERISA, and the execution of, and performance of the transactions contemplated by, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any benefit or compensation plan, policy, arrangement or agreement or any trust or loan (in connection therewith) that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligations to fund benefits with respect to any employee of Enron or any Subsidiary thereof which, individually or in the aggregate, are reasonably likely to have an Enron Material Adverse Effect.

                  (d) Except as provided in this Agreement, since September 1, 2001, no U.S. Enron Benefit Plan has been amended or modified in a material substantive respect and no awards or compensation has been made or committed to or paid under any U.S. Enron Benefit Plan that was not in the ordinary course of business and consistent with past practices.

                  Section 5.12 Labor Matters.

                  (a) As of the date of this Agreement, neither Enron nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement or similar contract, agreement or understanding with a labor union or similar labor organization that is material to Enron and its Subsidiaries, taken as a whole. To the knowledge of Enron, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened that is reasonably likely to have an Enron Material Adverse Effect.

                  (b) Except for such matters as do not and are not reasonably likely to have an Enron Material Adverse Effect and except as described in the Enron Filed Reports, (i) neither

Enron nor any Subsidiary of Enron has received any written complaint of any unfair labor practice or other unlawful employment practice or any written notice of any material violation of any federal, state or local statutes, laws, ordinances, rules, regulations, orders or directives with respect to the employment of individuals by, or the employment practices of, Enron or any Subsidiary of Enron or the work conditions or the terms and conditions of employment and wages and hours of their respective businesses and (ii) there are no unfair labor practice charges or other employee related complaints against Enron or any Subsidiary of Enron pending or, to the knowledge of Enron, threatened, before any governmental authority by or concerning the employees working in their respective businesses.

                  Section 5.13 Environmental Matters.

                  (a) Enron and each Subsidiary of Enron has been and is in compliance with all applicable orders of any court, governmental authority or arbitration board or tribunal and any applicable law, ordinance, rule, regulation or other legal requirement (including common law) related to human health and the environment ("Environmental Laws") except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect. There are no past or present facts, conditions or circumstances that interfere with the conduct of any of their respective businesses in the manner now conducted or which interfere with continued compliance with any Environmental Law, except for any noncompliance or interference that is not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect.

                  (b) Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect, (i) no judicial or administrative proceedings or governmental investigations are pending or, to the knowledge of Enron, threatened against Enron or its Subsidiaries that allege the violation of or seek to impose liability pursuant to any Environmental Law, and (ii) there are no past or present facts, conditions or circumstances at, on or arising out of, or otherwise associated with, any current (or, to the knowledge of Enron or its Subsidiaries, former) businesses, assets or properties of Enron or any Subsidiary of Enron, including but not limited to on-site or off-site disposal, release or spill of any material, substance or waste classified, characterized or otherwise regulated as hazardous, toxic or otherwise harmful to human health or the environment under Environmental Laws, including petroleum or petroleum products or byproducts ("Hazardous Materials") which facts, conditions or circumstances violate Environmental Law or are reasonably likely to give rise to
(x) costs, expenses, liabilities or obligations for any cleanup, remediation, disposal or corrective action under any Environmental Law, (y) claims arising for personal injury, property damage or damage to natural resources, or (z) fines, penalties or injunctive relief.

                  (c) Neither Enron nor any of its Subsidiaries has (i) received any notice of noncompliance with, violation of, or liability or potential liability under any Environmental Law or (ii) entered into any consent decree or order or is subject to any order of any court or governmental authority or tribunal under any Environmental Law or relating to the cleanup of any Hazardous Materials, except for any such matters as do not and are not reasonably likely to have an Enron Material Adverse Effect.

                  Section 5.14 Intellectual Property. Enron and its Subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent rights, know-how, trade secrets, trademarks, trademark rights and other proprietary information and other proprietary intellectual property rights used or held for use in connection with their respective businesses as currently being conducted, except where the failure to own or possess such licenses and other rights does not and is not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect, and there are no assertions or claims challenging the validity of any of the foregoing that are reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect. To the knowledge of Enron, the conduct of Enron's and its Subsidiaries' respective businesses as currently conducted does not conflict with any patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights or copyrights of others that are reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect. To the knowledge of Enron, there is no material infringement of any proprietary right owned by or licensed by or to Enron or any of its Subsidiaries that is reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect.

                  Section 5.15 Decrees, Etc. Except for such matters as do not and are not reasonably likely to have an Enron Material Adverse Effect, (a) no order, writ, injunction or decree of any court or governmental authority or any arbitral or other dispute resolution body has been issued or entered against Enron or any Subsidiary of Enron that continues to be in effect that affects the ownership or operation of any of their respective assets, and (b) since January 1, 1991, no criminal order, writ, fine, injunction, decree, judgment or determination of any court or governmental authority has been issued against Enron or any Subsidiary of Enron.

                  Section 5.16 Insurance.

                  (a) Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect, Enron and its Subsidiaries maintain insurance coverage with financially responsible insurance companies in such amounts and against such losses as are customary in the industries in which Enron and its Subsidiaries operate on the date hereof.

                  (b) Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect, (i) no event relating specifically to Enron or its Subsidiaries has occurred that is reasonably likely, after the date of this Agreement, to result in an upward adjustment in premiums under any insurance policies they maintain,
(ii) excluding insurance policies that have expired and been replaced in the ordinary course of business, no excess liability or protection and indemnity insurance policy has been canceled by the insurer within one year prior to the date hereof, and to Enron's knowledge, no threat in writing has been made to cancel (excluding cancellation upon expiration or failure to renew) any such insurance policy of Enron or any Subsidiary of Enron during the period of one year prior to the date hereof, and (iii) no event has occurred, including the failure by Enron or any Subsidiary of Enron to give any notice or information or by giving any inaccurate or erroneous notice or information, that limits or impairs the rights of Enron or any Subsidiary of Enron under any such excess liability or protection and indemnity insurance policies.

                  Section 5.17 No Brokers. Enron has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Enron, Newco or Dynegy to pay any finder's fees, brokerage or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, except that Enron has retained J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. as its financial advisors, the arrangements with which have been disclosed in writing to Dynegy prior to the date hereof.

                  Section 5.18 Opinions of Financial Advisors. The Board of Directors of Enron has received the separate opinions of J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. to the effect that, as of the date of this Agreement, the Enron Merger Ratio is fair, from a financial point of view, to the holders of Enron Common Stock.

                  Section 5.19 Dynegy Stock Ownership. Neither Enron nor any of its affiliates or associates owns in excess of five percent of the shares of capital stock of Dynegy or of any other securities convertible into or otherwise exercisable to acquire shares of capital stock of Dynegy.

                  Section 5.20 Vote Required. The approval of this Agreement by
(i) the holders of a majority of the votes entitled to be cast by holders of Enron Common Stock and the Second Preferred Stock voting together as a single class, with each share of Enron Common Stock being entitled to one vote per share and each share of Second Preferred Stock being entitled to a number of votes per share equal to the number of shares of Enron Common Stock into which such share of Second Preferred Stock is then convertible, and (ii) the holders of a majority of the outstanding shares of Enron Common Stock entitled to vote are the only approvals of the holders of any class or series of Enron capital stock necessary to approve any transaction contemplated by this Agreement.

                  Section 5.21 Regulation as a Utility.

                  (a) Enron is a "holding company" as defined in the 1935 Act. Enron is exempt from registration and all sections of the 1935 Act and the rules and regulations promulgated thereunder, other than from Section 9(a)(2) thereof, pursuant to Rule 2 under Section 3(a)(1) of the 1935 Act. Enron also has filed an application for exemption under Section 3(a)(3) or, in the alternative,
Section 3(a)(5) of the 1935 Act. Pending SEC action on that application, Enron is exempt from registration and all sections of the 1935 Act and the rules and regulations promulgated thereunder, other than from Section 9(a)(2) thereof, pursuant to Section 3(c) of the 1935 Act. Portland General Electric Company ("Enron Utility"), a wholly owned direct Subsidiary of Enron, is a "public utility company" within the meaning of Section 2(a)(5) of the 1935 Act. No other Subsidiary of Enron is a "public utility company" within the meaning of Section 2(a)(5) of the 1935 Act.

                  (b) Enron Utility is regulated as a public utility in the State of Oregon and in no other state. Neither Enron nor any "subsidiary company" or "affiliate" (as each such term is defined in the 1935 Act) of Enron (other than Enron Utility) is subject to regulation as a public utility or public service company (or similar designation) by any other state in the United States or any foreign country.

                  Section 5.22 Capital Expenditure Program. Section 5.22 of the Enron Disclosure Letter contains a complete copy of management's most recent capital expenditure budget of Enron as of the date of this Agreement for each quarterly period in 2002 (the "Enron Capital Budget").

                  Section 5.23 Improper Payments. No bribes, kickbacks or other improper payments have been made by Enron or any Subsidiary of Enron or agent of any of them in connection with the conduct of their respective businesses or the operation of their respective assets, and neither Enron, any Subsidiary of Enron nor any agent of any of them has received any such payments from vendors, suppliers or other persons, where any such payment made or received is reasonably likely to have an Enron Material Adverse Effect.

                                    ARTICLE 6

                REPRESENTATIONS AND WARRANTIES OF DYNEGY, NEWCO,
                     DYNEGY MERGER SUB AND ENRON MERGER SUB

                  Except as set forth in the disclosure letter delivered to Enron by Dynegy at or prior to the execution hereof (the "Dynegy Disclosure Letter"), Dynegy, Newco, Dynegy Merger Sub and Enron Merger Sub, jointly and severally, represent and warrant to Enron that:

                  Section 6.1 Existence; Good Standing; Corporate Authority. Each of Dynegy, Newco, Dynegy Merger Sub and Enron Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Dynegy is duly qualified to do business and, to the extent such concept or similar concept exists in the relevant jurisdiction, is in good standing under the laws of any jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified does not and is not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect. Dynegy has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted. The copies of the articles or certificate of incorporation and bylaws of Dynegy, Newco, Dynegy Merger Sub and Enron Merger Sub previously made available to Enron are true and correct and contain all amendments as of the date hereof.

                  Section 6.2 Authorization, Validity and Effect of Agreements. Each of Dynegy, Newco, Dynegy Merger Sub and Enron Merger Sub has the requisite corporate power and authority to execute and deliver this Agreement and all other agreements and documents required to be executed and delivered by it pursuant to this Agreement. The consummation by Dynegy of the transactions contemplated hereby has been duly authorized (i) by the Board of Directors of Dynegy by unanimous vote of the directors present and (ii) by all other requisite corporate action on behalf of Dynegy, other than the approvals referred to in Section 6.20. The consummation by each of Newco, Dynegy Merger Sub and Enron Merger Sub of the transactions contemplated hereby, including, in the case of Newco, the issuance by Newco of shares of Newco Common Stock pursuant to the Mergers, has been duly authorized by all requisite corporate action on behalf of each of Newco, Dynegy Merger Sub and Enron Merger Sub. This Agreement constitutes the valid and legally binding obligation of each of Dynegy, Newco, Dynegy Merger Sub and Enron Merger Sub, enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights and general principles of equity. Dynegy has taken all action necessary to render the restrictions set forth in Sections 7.85 and 11.75 of the IBCA inapplicable to this Agreement and the transactions contemplated hereby.

                  Section 6.3 Capitalization. The authorized capital stock of Dynegy consists of 900,000,000 shares of Dynegy Class A Common Stock, 360,000,000 shares of Dynegy Class B Common Stock, and 70,000,000 shares of preferred stock, no par value ("Dynegy Preferred Stock"). As of November 6, 2001, there were (i) 238,956,530 outstanding shares of Dynegy Class A Common Stock and 86,599,914 outstanding shares of Dynegy Class B Common Stock, (ii) 27,211,749 shares of Dynegy Common Stock reserved for issuance upon exercise of outstanding Dynegy Options, and (iii) no outstanding shares of Dynegy Preferred Stock. All such issued and outstanding shares of Dynegy Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, other than the rights of Chevron U.S.A. Inc. ("Chevron") pursuant to
Article 6 of the Shareholder Agreement, dated as of June 14, 1999 (the "Dynegy Shareholder Agreement"), among Energy Convergence Holding Company, Illinova Corporation, Dynegy and Chevron. As of the date of this Agreement, except (a) as set forth in this Section 6.3, (b) for the rights of Chevron pursuant to Article 6 of the Dynegy Shareholder Agreement and pursuant to the Dynegy Subscription Agreement and the Dynegy Series B Preferred Stock and (c) for shares delivered upon exercises of options set forth in this Section 6.3 from October 26, 2001 to the date hereof, there are no outstanding shares of capital stock of Dynegy, and there are no options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments that may obligate Dynegy or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other voting securities of Dynegy or any of its Significant Subsidiaries. Dynegy has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote, or which are convertible into or exercisable for securities having the right to vote, with the shareholders of Dynegy on any matter.

                  Section 6.4 Subsidiaries.

                  (a) Each of Dynegy's Significant Subsidiaries is a corporation or other legal entity duly organized, validly existing and, to the extent such concept or similar concept exists in the relevant jurisdiction, in good standing under the laws of its jurisdiction of incorporation or organization, has the corporate or other entity power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing (where applicable) in each jurisdiction in which the ownership, operation or lease of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing does not and is not reasonably likely to have a Dynegy Material Adverse Effect. As of the date of this Agreement, all of the outstanding shares of capital stock of, or other ownership interests in, each of Dynegy's Significant Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and are owned, directly or indirectly, by Dynegy free and clear of all Liens.

                  (b) All of the outstanding capital stock of Newco is owned directly by Dynegy and all of the outstanding capital stock of each of Dynegy Merger Sub and Enron Merger Sub is owned directly by Newco. Each of Newco, Dynegy Merger Sub and Enron Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and, as of the Effective Time, will not have engaged in any activities other than in connection with the transactions contemplated by this Agreement. Immediately prior to the Effective Time, Newco will have 1,000 outstanding shares of Newco Class A Common Stock, and each of Dynegy Merger Sub and Enron Merger Sub will have 100 outstanding shares of its common stock, no par value.

                  (c) The shares of Newco Common Stock to be issued in connection with the Mergers, when issued in accordance with this Agreement, will be validly issued, fully paid, nonassessable and free of preemptive rights, other than the rights of Chevron pursuant to the Shareholder Agreement dated as of November 9, 2001 among Newco, Dynegy, Enron and Chevron.

                  Section 6.5 Compliance with Laws; Permits. Except for such matters as, individually or in the aggregate, do not or are not reasonably likely to have a Dynegy Material Adverse Effect and except for matters arising under Environmental Laws, which are treated exclusively in Section 6.13, and for tax matters, which are treated exclusively in Section 6.10:

                  (a) Neither Dynegy nor any Subsidiary of Dynegy is in violation of any Applicable Laws, and no claim is pending or, to the knowledge of Dynegy, threatened with respect to any such matters. To the knowledge of Dynegy, no condition exists which does or is reasonably likely to constitute a violation of or deficiency under any Applicable Law by Dynegy or any Subsidiary of Dynegy.

                  (b) Dynegy and each Subsidiary of Dynegy hold all permits, licenses, certifications, variations, exemptions, orders, franchises and approvals of all governmental or regulatory authorities necessary for the conduct of their respective businesses as currently conducted (the "Dynegy Permits"). All Dynegy Permits are in full force and effect and there exists no default thereunder or breach thereof, and Dynegy has no notice or actual knowledge that such Dynegy Permits will not be renewed in the ordinary course after the Effective Time. No governmental authority has given, or, to the knowledge of Dynegy, threatened to give, any action to terminate, cancel or reform any Dynegy Permit.

                  (c) Dynegy and each Subsidiary of Dynegy possess all permits, licenses, operating authorities, orders, exemptions, franchises, variances, consents, approvals or other authorizations required for the present ownership and operation of all its real property or leaseholds ("Dynegy Real Property"). There exists no material default or breach with respect to, and no party or governmental authority has taken or, to the knowledge of Dynegy, threatened to take, any action to terminate, cancel or reform any such permit, license, operating authority, order, exemption, franchise, variance, consent, approval or other authorization pertaining to Dynegy Real Property.

                  Section 6.6 No Conflict.

                  (a) Neither the execution and delivery by Dynegy, Newco, Dynegy Merger Sub or Enron Merger Sub of this Agreement nor the consummation by Dynegy, Newco, Dynegy Merger Sub or Enron Merger Sub of the transactions contemplated hereby in accordance with the terms hereof will (i) subject to the approvals referred to in Section 6.20, conflict with or result in a breach of any provisions of the articles or certificate of incorporation or bylaws of Dynegy, Newco, Dynegy Merger Sub or Enron Merger Sub; (ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or give rise to a right of purchase under, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties of Dynegy or its Subsidiaries under, or result in being declared void, voidable, or without further binding effect, or otherwise result in a detriment to Dynegy or any of its Subsidiaries under, any of the terms, conditions or provisions of, any note, bond, mortgage, indenture, deed of trust, license, concession, franchise, permit, lease, contract, agreement, joint venture or other instrument or obligation to which Dynegy or any of its Subsidiaries is a party, or by which Dynegy or any of its Subsidiaries or any of their properties is bound or affected; or (iii) subject to the filings and other matters referred to in Section 6.6(b), contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, judgment, order or decree binding upon or applicable to Dynegy or any of its Subsidiaries, except, in the case of matters described in clause (ii) or (iii), as do not and are not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect.

                  (b) Neither the execution and delivery by Dynegy, Newco, Dynegy Merger Sub or Enron Merger Sub of this Agreement nor the consummation by Dynegy, Newco, Dynegy Merger Sub or Enron Merger Sub of the transactions contemplated hereby in accordance with the terms hereof will require any consent, approval, qualification or authorization of, or filing or registration with, any court or governmental or regulatory authority, other than (i) the filing of the Articles of Merger provided for in Section 1.3, (ii) the filing of a listing application with the NYSE pursuant to Section 7.9, (iii) filings required under the HSR Act, the Exchange Act, the Securities Act, the 1935 Act, or applicable state securities and "Blue Sky" laws, (iv) filings, approvals and notifications required under applicable non-U.S. competition, antitrust or premerger notification laws, (v) filings with, and the approval of, or notices to, other state regulatory authorities having jurisdiction over the Mergers set forth in Section 6.6 of the Dynegy Disclosure Letter (the filings, approvals and notices in this clause (v), collectively, the "Dynegy Regulatory Approvals") and
(vi) filings with, approvals of or notices to the FERC in connection with the Mergers, except for any consent, approval, qualification or authorization the failure of which to obtain and for any filing or registration the failure of which to make does not and is not reasonably likely to have a Dynegy Material Adverse Effect.

                  Section 6.7 SEC Documents. Dynegy has filed with the SEC all documents (including exhibits and any amendments thereto) required to be so filed by it since January 1, 1999 pursuant to Sections 13(a), 14(a) and 15(d) of the Exchange Act, and has made available (in paper form or via the internet) to Enron each registration statement, report, proxy statement or information statement (other than preliminary materials) it has so filed, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "Dynegy Reports"). As of its respective date, each Dynegy Report (i) complied in all material respects in accordance with the applicable requirements of the Exchange Act and the rules and regulations thereunder and
(ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading except for such statements, if any, as have been modified by subsequent filings with the SEC prior to the date hereof. Each of the consolidated balance sheets included in or incorporated by reference into the Dynegy Reports (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of Dynegy and its consolidated Subsidiaries as of its date, and each of the consolidated statements of operations, cash flows and changes in shareholders' equity included in or incorporated by reference into the Dynegy Reports (including any related notes and schedules) fairly presents in all material respects the results of operations, cash flows or changes in shareholders' equity, as the case may be, of Dynegy and its consolidated Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to (x) such exceptions as may be permitted by Form 10-Q of the SEC and (y) normal year-end audit adjustments which will not be material), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Except as and to the extent set forth on the consolidated balance sheet of Dynegy and its consolidated Subsidiaries included in the most recent Dynegy Report filed prior to the date of this Agreement that includes such a balance sheet, including all notes thereto, neither Dynegy nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a consolidated balance sheet of Dynegy or in the notes thereto prepared in accordance with generally accepted accounting principles consistently applied, other than liabilities or obligations which are incurred in the ordinary course of business since the date of the balance sheet included in the most recent Dynegy Report filed prior to the date of this Agreement and liabilities or obligations which do not and are not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect. All reserves or adjustments required by generally accepted accounting principles to be reflected in the carrying value of the assets included in such balance sheet have been taken other than reserves or adjustments which do not and are not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect.

                  Section 6.8 Litigation. Except as described in the Dynegy Reports filed prior to the date of this Agreement and except for tax matters, which are treated exclusively in Section 6.10, there are no actions, suits or proceedings pending against Dynegy or any of its Subsidiaries or, to Dynegy's knowledge, threatened against Dynegy or any of its Subsidiaries, at law or in equity or in any arbitration or similar proceedings, before or by any U.S. federal, state or non-U.S. court, commission, board, bureau, agency or instrumentality or any U.S. or non-U.S. arbitral or other dispute resolution body, that are reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect.

                  Section 6.9 Absence of Certain Changes. Except as described in the Dynegy Reports filed prior to the date of this Agreement, since December 31, 2000, there has not been (i) any event or occurrence, or series of events or occurrences, that has had or is reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect, except for such changes or effects described in clause (1) of the definition of Dynegy Material Adverse Effect resulting from changes in general industry conditions or changes in general economic conditions, (ii) any material change by Dynegy or any of its Subsidiaries, when taken as a whole, in any of its accounting methods, principles or practices or any of its tax methods, practices or elections, (iii) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of Dynegy or any redemption, purchase or other acquisition of any of its securities, except dividends on shares of Dynegy Common Stock and Dynegy Class B Common Stock at a rate of not more than $0.075 per share per quarter, or (iv) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option, stock purchase or other employee benefit plan, except in the ordinary course of business consistent with past practice.

                  Section 6.10 Taxes.

                  (a) All Returns required to be filed by or with respect to Dynegy or any of its Subsidiaries (including any Return required to be filed by an affiliated, consolidated, combined, unitary or similar group for a taxable year in which Dynegy or any of its Subsidiaries was included in such group) on or prior to the date hereof have been properly filed on a timely basis with the appropriate governmental authorities, except to the extent that any failure to file does not and is not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect, and all taxes due with such Returns have been duly paid, or deposited in full on a timely basis or adequately reserved for in accordance with generally accepted accounting principles, except to the extent that any failure to pay or deposit or make adequate provision for the payment of such taxes does not and is not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect. Representations made in this Section 6.10 are made to the knowledge of Dynegy to the extent that the representations relate to a corporation which was, but is not currently, a part of Dynegy's or any of its Subsidiaries' affiliated, consolidated, combined, unitary or similar group.

                  (b) Except to the extent not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect, (i) no audits or other administrative proceedings or court proceedings are presently pending with regard to any taxes or Returns of Dynegy or any of its Subsidiaries as to which any taxing authority has asserted in writing any claim; (ii) no governmental authority is now asserting in writing any deficiency or claim for taxes or any adjustment to taxes with respect to which Dynegy or any of its Subsidiaries may be liable with respect to income and other material taxes that have not been fully paid or finally settled; (iii) neither Dynegy nor any of its Subsidiaries has any liability for taxes under Treas. Reg. ss. 1.1502-6 or any similar provision of state, local, or non-U.S. tax law, except for taxes of the affiliated group of which Dynegy or any of its Subsidiaries is the common parent, within the meaning of Section 1504(a)(1) of the Code or any similar provision of state, local, or non-U.S. tax law; and (iv) neither Dynegy nor any of its Subsidiaries is a party to, is bound by or has any obligation under any tax sharing, allocation or indemnity agreement or any similar agreement or arrangement. Neither Dynegy nor any of its Subsidiaries is a party to an agreement that provides for the payment of any amount in connection with the Mergers that would be reasonably likely to constitute an "excess parachute payment" within the meaning of Section 280G of the Code.

                  (c) Neither Dynegy nor any of its Subsidiaries knows of any fact, or has taken any action or has failed to take any action, as a result of which the Mergers would not qualify as transfers of Enron Common Stock and Dynegy Common Stock to Newco in a transaction qualifying under Section 351 of the Code.

                  Section 6.11 Employee Benefit Plans.

                  (a) Section 6.11 of the Dynegy Disclosure Letter lists or describes all Dynegy Benefit Plans. The term "Dynegy Benefit Plans" means all material employee benefit plans and other material benefit arrangements, including all "employee benefit plans" as defined in Section 3(3) of ERISA, whether or not U.S.-based plans, and all other material employee benefit, bonus, incentive, deferred compensation, stock option (or other equity-based compensation), severance, employment, change in control, welfare (including post-retirement medical and life insurance) and fringe benefit plans, practices or agreements, whether or not subject to ERISA or U.S.-based and whether written or oral, sponsored, maintained or contributed to or required to be contributed to by Dynegy or any of its Subsidiaries, to which Dynegy or any of its Subsidiaries is a party or is required to provide benefits under applicable law or in which any person who is currently, has been or, prior to the Effective Time, is expected to become an employee of Dynegy is a participant. Dynegy will make available to Enron, within 30 days after the date hereof, with true and complete copies of the Dynegy Benefit Plans and, if applicable, the most recent trust agreements, Forms 5500, summary plan descriptions, funding statements, annual reports and actuarial reports, if applicable, for each such plan.

                  (b) Except for such matters as, individually or in the aggregate, do not and are not reasonably likely to have a Dynegy Material Adverse Effect: all applicable reporting and disclosure requirements have been met with respect to Dynegy Benefit Plans; there has been no "reportable event," as that term is defined in Section 4043 of ERISA, with respect to Dynegy Benefit Plans subject to Title IV of ERISA for which the 30-day reporting requirement has not been waived; to the extent applicable, Dynegy Benefit Plans comply with the requirements of ERISA and the Code or with other applicable law, and have been maintained and operated in accordance with their terms, and, to Dynegy's knowledge, there are no breaches of fiduciary duty in connection with Dynegy Benefit Plans; there are no pending or, to Dynegy's knowledge, threatened claims against or otherwise involving any Dynegy Benefit Plan; with respect to Dynegy Benefit Plans or any "employee pension benefit plans," as defined in Section 3(2) of ERISA, that are or were subject to Title IV of ERISA and have been maintained or contributed to within six years prior to the Effective Time by Dynegy, its Subsidiaries or any of its ERISA Affiliates, (i) neither Dynegy nor any of its Subsidiaries has incurred any direct or indirect liability under Title IV of ERISA in connection with any termination thereof or withdrawal therefrom; and (ii) there does not exist any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, whether or not waived.

                  (c) Neither Dynegy nor any of its Subsidiaries nor any of its ERISA Affiliates contributes to, or has an obligation to contribute to, a "multiemployer plan" within the meaning of Section 3(37) of ERISA, and the execution of, and performance of the transactions contemplated by, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any benefit or compensation plan, policy, arrangement or agreement or any trust or loan (in connection therewith) that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligations to fund benefits with respect to any employee of Dynegy or any Subsidiary thereof which, individually or in the aggregate, are reasonably likely to have a Dynegy Material Adverse Effect.

                  (d) Except as provided in this Agreement, since September 1, 2001, no U.S. Dynegy Benefit Plan has been amended or modified in a material substantive respect and no awards or compensation has been made or committed to or paid under any U.S. Dynegy Benefit Plan that was not in the ordinary course of business and consistent with past practices.

                  Section 6.12 Labor Matters.

                  (a) As of the date of this Agreement, neither Dynegy nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement or similar contract, agreement or understanding with a labor union or similar labor organization that is material to Dynegy and its Subsidiaries, taken as a whole. To the knowledge of Dynegy, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened that is reasonably likely to have a Dynegy Material Adverse Effect.

                  (b) Except for such matters as do not and are not reasonably likely to have a Dynegy Material Adverse Effect and except as described in the Dynegy Reports filed prior to the date of this Agreement, (i) neither Dynegy nor any Subsidiary of Dynegy has received any written complaint of any unfair labor practice or other unlawful employment practice or any written notice of any material violation of any federal, state or local statutes, laws, ordinances, rules, regulations, orders or directives with respect to the employment of individuals by, or the employment practices of, Dynegy or any Subsidiary of Dynegy or the work conditions or the terms and conditions of employment and wages and hours of their respective businesses and (ii) there are no unfair labor practice charges or other employee related complaints against Dynegy or any Subsidiary of Dynegy pending or, to the knowledge of Dynegy, threatened, before any governmental authority by or concerning the employees working in their respective businesses.

                  Section 6.13 Environmental Matters.

                  (a) Dynegy and each Subsidiary of Dynegy has been and is in compliance with all Environmental Laws except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect. There are no past or present facts, conditions or circumstances that interfere with the conduct of any of their respective businesses in the manner now conducted or which interfere with continued compliance with any Environmental Law, except for any noncompliance or interference that is not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect.

                  (b) Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect, (i) no judicial or administrative proceedings or governmental investigations are pending or, to the knowledge of Dynegy, threatened against Dynegy or its Subsidiaries that allege the violation of or seek to impose liability pursuant to any Environmental Law, and (ii) there are no past or present facts, conditions or circumstances at, on or arising out of, or otherwise associated with, any current (or, to the knowledge of Dynegy or its Subsidiaries, former) businesses, assets or properties of Dynegy or any Subsidiary of Dynegy, including but not limited to on-site or off-site disposal, release or spill of any Hazardous Materials which facts, conditions or circumstances violate Environmental Law or are reasonably likely to give rise to
(x) costs, expenses, liabilities or
obligations for any cleanup, remediation, disposal or corrective action under any Environmental Law, (y) claims arising for personal injury, property damage or damage to natural resources, or (z) fines, penalties or injunctive relief.

                  (c) Neither Dynegy nor any of its Subsidiaries has (i) received any notice of noncompliance with, violation of, or liability or potential liability under any Environmental Law or (ii) entered into any consent decree or order or is subject to any order of any court or governmental authority or tribunal under any Environmental Law or relating to the cleanup of any Hazardous Materials, except for any such matters as do not and are not reasonably likely to have a Dynegy Material Adverse Effect.

                  Section 6.14 Intellectual Property. Dynegy and its Subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent rights, know-how, trade secrets, trademarks, trademark rights and other proprietary information and other proprietary intellectual property rights used or held for use in connection with their respective businesses as currently being conducted, except where the failure to own or possess such licenses and other rights does not and is not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect, and there are no assertions or claims challenging the validity of any of the foregoing that are reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect. To the knowledge of Dynegy, the conduct of Dynegy's and its Subsidiaries' respective businesses as currently conducted does not conflict with any patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights or copyrights of others that are reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect. To the knowledge of Dynegy, there is no material infringement of any proprietary right owned by or licensed by or to Dynegy or any of its Subsidiaries that is reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect.

                  Section 6.15 Decrees, Etc. Except for such matters as do not and are not reasonably likely to have a Dynegy Material Adverse Effect, (a) no order, writ, injunction or decree of any court or governmental authority or any arbitral or other dispute resolution body has been issued or entered against Dynegy or any Subsidiary of Dynegy that continues to be in effect that affects the ownership or operation of any of their respective assets, and (b) since January 1, 1991, no criminal order, writ, fine, injunction, decree, judgment or determination of any court or governmental authority has been issued against Dynegy or any Subsidiary of Dynegy.

                  Section 6.16 Insurance.

                  (a) Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect, Dynegy and its Subsidiaries maintain insurance coverage with financially responsible insurance companies in such amounts and against such losses as are customary in the industries in which Dynegy and its Subsidiaries operate on the date hereof.

                  (b) Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect, (i) no event relating specifically to Dynegy or its Subsidiaries has occurred that is reasonably likely, after the date of this Agreement, to result in an upward adjustment in premiums under any insurance policies they maintain,
(ii) excluding insurance policies that have expired and been replaced in the ordinary course of business, no excess liability or protection and indemnity insurance policy has been canceled by the insurer within one year prior to the date hereof, and to Dynegy's knowledge, no threat in writing has been made to cancel (excluding cancellation upon expiration or failure to renew) any such insurance policy of Dynegy or any Subsidiary of Dynegy during the period of one year prior to the date hereof, and (iii) no event has occurred, including the failure by Dynegy or any Subsidiary of Dynegy to give any notice or information or by giving any inaccurate or erroneous notice or information, that limits or impairs the rights of Dynegy or any Subsidiary of Dynegy under any such excess liability or protection and indemnity insurance policies.

                  Section 6.17 No Brokers. Dynegy has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Enron, Newco or Dynegy to pay any finder's fees, brokerage or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, except that Dynegy has retained Lehman Brothers Inc. as its financial advisor, the arrangements with which have been disclosed in writing to Enron prior to the date hereof.

                  Section 6.18 Opinion of Financial Advisor. The Board of Directors of Dynegy has received the opinion of Lehman Brothers Inc. to the effect that, as of the date of this Agreement, from a financial point of view the Dynegy Merger Ratio is fair to the holders of Dynegy Class A Common Stock in light of the Enron Merger Ratio.

                  Section 6.19 Enron Stock Ownership. Neither Dynegy nor any of its affiliates or associates owns in excess of five percent of the shares of capital stock of Enron or of any other securities convertible into or otherwise exercisable to acquire shares of capital stock of Enron.

                  Section 6.20 Vote Required. The only vote of the holders of any class or series of Dynegy capital stock necessary to approve any transaction contemplated by this Agreement is the affirmative vote in favor of the approval of this Agreement of the holders of at least two-thirds of the shares of Dynegy Class A Common Stock and Dynegy Class B Common Stock (voting together). Concurrently with the execution and delivery hereof, Chevron, the owner of 86,599,914 shares of Dynegy Class B Common Stock, is entering into a Shareholder Agreement providing for, among other things, the voting of the Dynegy Class B Common Stock owned by it.

                  Section 6.21 Regulation as a Utility.

                  (a) Each of Dynegy and Illinova Corporation, a wholly owned direct subsidiary of Dynegy ("Illinova"), is a "holding company" as defined in the 1935 Act. Each of Dynegy and Illinova is exempt from registration and all sections of the 1935 Act and the rules and regulations promulgated thereunder, other than from Section 9(a)(2) thereof, under Section 3(a)(1) of the 1935 Act. Illinois Power Company ("Illinois Power") is a Subsidiary of Dynegy and is a "public utility company" within the meaning of Section 2(a)(5) of the 1935 Act. No other Subsidiary of Dynegy is a "public utility company" within the meaning of Section 2(a)(5) of the 1935 Act.

                  (b) Illinois Power is regulated as a public utility in the State of Illinois and in no other state. Neither Dynegy nor any "subsidiary company" or "affiliate" (as each such term is defined in the 1935 Act) of Dynegy (other than the Illinois Power) is subject to regulation as a public utility or public service company (or similar designation) by any other state in the United States or any foreign country.

                  Section 6.22 Improper Payments. No bribes, kickbacks or other improper payments have been made by Dynegy or any Subsidiary of Dynegy or agent of any of them in connection with the conduct of their respective businesses or the operation of their respective assets, and neither Dynegy, any Subsidiary of Dynegy, nor any agent of any of them has received any such payments from vendors, suppliers or other persons, where any such payment made or received is reasonably likely to have a Dynegy Material Adverse Effect.

                                    ARTICLE 7

                                    COVENANTS

                  Section 7.1 Conduct of Business. From and after the date hereof and prior to the Effective Time, except as set forth in the Dynegy Disclosure Letter or the Enron Disclosure Letter or as expressly contemplated by any other provision of this Agreement or (provided that the party proposing to take such action has provided the other party with advance notice of the proposed action to the extent practicable) as required by Applicable Laws, unless the other party has consented in writing thereto (which, in the case of Section 7.1(m), shall not be unreasonably withheld), each of Dynegy and Enron:

                  (a) shall, and shall cause each of its Subsidiaries to, conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted; provided, however, that this subsection (a) shall not prevent a party from introducing, or permitting its Subsidiaries from introducing, new products and services related to the business and operations heretofore conducted by them;

                  (b) shall use its commercially reasonable best efforts, and shall cause each of its Subsidiaries to use its commercially reasonable best efforts, to preserve intact their business organizations and goodwill (except that any of its Subsidiaries may be merged with or into, or be consolidated with, any of its Subsidiaries or may be liquidated into it or any of its Subsidiaries), keep available the services of their respective officers and employees and maintain satisfactory relationships with those persons having business relationships with them;

                  (c) shall not amend its articles of incorporation or bylaws, except that Enron may amend its articles of incorporation to increase its authorized Enron Common Stock by not more than 500 million shares;

                  (d) shall promptly notify the other of any material adverse change in its condition (financial or otherwise) or business or any termination, cancellation, repudiation or material breach of any material contract (or communications expressly indicating that the same may be contemplated) or the institution of any material litigation or proceedings (including arbitration and other dispute resolution proceedings) or material governmental complaints, investigations, inquiries or hearings (or communications indicating that the same may be contemplated) or the breach in any material respect of any representation or warranty contained herein;

                  (e) shall promptly make available (in paper form or via the internet) to the other true and correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement;

                  (f) in the case of Enron, shall not, and shall not permit any of its Subsidiaries to, (i) except (A) pursuant to the exercise of options, warrants, conversion rights and other contractual rights existing on the date hereof and disclosed pursuant to this Agreement or not required to be disclosed pursuant to this Agreement or (B) pursuant to the exercise of awards granted after the date hereof and expressly permitted under this Agreement or in connection with transactions permitted by Section 7.1(j), issue or sell any shares of its capital stock in excess of $2.0 billion in the aggregate (or such larger amount as (x) Enron may propose in order to prevent a downgrading of Enron's senior debt to less than investment grade by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., by Moody's Investors Service, Inc. or by Fitch, Inc. that shall not affect the intended accounting treatment set forth in the recitals to this Agreement and (y) Dynegy consents to in writing, which consent shall not be unreasonably withheld) for all such issuances and sales (and provided that any such shares must be converted into Enron Common Stock prior to the Mergers if the Mergers are to occur), effect any stock split or otherwise change its capitalization as it existed on the date hereof, (ii) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any shares of its capital stock, (iii) amend or otherwise modify any option, warrant, conversion right or other right to acquire any shares of its capital stock existing on the date hereof, (iv) with respect to any of its former or present employees (including officers and directors), increase any compensation or benefits, or enter into, amend or extend (or permit the extension of) any employment or consulting agreement, except in each case in the ordinary course of business consistent with past practice, (v) adopt any new employee benefit plan or agreement (including any stock option, stock benefit or stock purchase plan) or amend (except as required by law) any existing employee benefit plan in any material respect, except in the ordinary course of business consistent with past practice, or (vi) permit any holder of an option to acquire shares of Enron Common Stock to have shares withheld upon exercise, for tax purposes, in excess of the number of shares needed to satisfy the minimum statutory withholding requirements for federal and state tax withholding;

                  (g) in the case of Dynegy, shall not, except pursuant to the exercise of options, warrants, conversion rights and other contractual rights existing on the date hereof and disclosed pursuant to this Agreement or not required to be disclosed pursuant to this Agreement or pursuant to the exercise of awards granted after the date hereof and not prohibited by this Agreement, issue any shares of its capital stock if it is reasonably likely to delay materially or to affect materially and adversely the ability of Dynegy to solicit the approval of its shareholders of this Agreement and the Dynegy Merger or to obtain any consent, authorization, order or approval of any governmental commission, board or other regulatory body or the expiration of any applicable waiting period required to consummate the transactions contemplated by this Agreement;

                  (h) except for (i) the payment of regular dividends on the shares of Enron Common Stock at a quarterly rate of not more than $0.125 per share, (ii) the payment of dividends on the shares of Enron's Second Preferred Stock at a quarterly rate of not more than $3.413 per share, on shares of its 9.142% Preferred Stock at an annual rate of not more than $91.420 per share, on shares of its Series B Preferred Stock at an annual rate of 6.5% of the liquidation value thereof, (iii) any additional dividend payments on the Second Preferred Stock, the 9.142% Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock required by the terms of Enron's articles of incorporation or statement of resolutions establishing such series of Preferred Stock, and (iv) the payment of regular dividends on the shares of Dynegy Common Stock at a quarterly rate of not more than $0.075 per share, in each case with customary record and payment dates, shall not (1) declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of its capital stock or (2) redeem, purchase or otherwise acquire any shares of its capital stock or capital stock of any of its Subsidiaries, or make any commitment for any such action;

                  (i) in the case of Enron, shall not, and shall not permit any of its Subsidiaries to, except for contractual commitments in effect on the date hereof and disclosed in the Enron Disclosure Letter, sell, lease or otherwise dispose of any of its assets (including capital stock of Subsidiaries) that are, individually or in the aggregate, material to it and its Subsidiaries as a whole, except for (i) sales of surplus or obsolete equipment, (ii) sales of other assets in the ordinary course of business, or (iii) sales, leases or other transfers between such party and its wholly owned Subsidiaries or between those Subsidiaries;

                  (j) in the case of Enron, shall not, and shall not permit any of its Subsidiaries to, except pursuant to contractual commitments in effect on the date hereof and disclosed in the Enron Disclosure Letter, acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, in each case (i) for an aggregate consideration for all such acquisitions in excess of $50 million (excluding acquisitions approved in writing by both parties) or (ii) where a filing under the HSR Act or any non-U.S. competition, antitrust or premerger notification laws is required;

                  (k) shall not, except as may be required as a result of a change in generally accepted accounting principles, change any of the material accounting principles or practices used by it;

                  (l) shall, and shall cause any of its Subsidiaries to, use commercially reasonable best efforts to maintain with financially responsible insurance companies insurance in such amounts and against such risks and losses as are customary for such party;

                  (m) shall not, and shall not permit any of its Subsidiaries to, (i) make or rescind any material election relating to taxes, including elections for any and all joint ventures, partnerships, limited liability companies, working interests or other investments where it has the capacity to make such binding election, other than an initial election for an entity under Treas. Reg.ss. 301.7701-3, (ii) settle or compromise any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to taxes, or (iii) change in any material respect any of its methods of reporting any item for tax purposes from those employed in the preparation of its tax returns for the most recent taxable year for which a return has been filed, except as may be required by applicable law;

                  (n) in the case of Enron, shall not, and shall not permit any of its Subsidiaries to, (i) incur Debt, net of Debt repaid, in an aggregate principal amount in excess of $1 billion over amounts reflected in the Debt schedule included in Section 7.1 of the Enron Disclosure Letter, or guarantee any such Debt or issue or sell any warrants or rights to acquire any of such Debt or guarantee any debt securities of others, (ii) except in the ordinary course of business or with or between its Subsidiaries, enter into any material lease (whether such lease is an operating or capital lease) or create any material mortgages, Liens, security interests or other encumbrances on its property in connection with any indebtedness thereof (other than Permitted Liens) or (iii) make or commit to make capital expenditures that, individually or in the aggregate with all other capital expenditures made in a quarter, exceed the capital expenditures forecast in the Enron Capital Budget for such quarter by more than 20%, excluding capital expenditures to repair damage covered by insurance (provided that if the Termination Date is extended pursuant to Section 9.2(a), Enron shall submit for Dynegy's approval, which shall not be unreasonably withheld, a capital budget through the extended Termination Date, and such capital budget, as so approved, shall be substituted for such forecast for periods after December 31, 2002); for the purposes of this Agreement, (x) "Debt" shall mean, with respect to any person, the aggregate amount, without duplication, of (i) all obligations for borrowed money; (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations to pay the deferred purchase price of property or services;
         (iv) all capitalized lease obligations; (v) all obligations or liabilities of others secured by a lien on any asset owned by such person whether or not such obligation or liability is assumed, to the extent of the lesser of such obligation or liability or the book value of such asset; (vi) all Contingent Obligations of such person; and
         (vii) any other obligations or liabilities which are required by generally accepted accounting principles to be shown as debt on a balance sheet, and (y) "Contingent Obligation" shall mean, as applied to any person, any direct or indirect liability, contingent or otherwise, of that person with respect to any indebtedness, lease, dividend, letter of credit or other similar obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (other than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that person, or in respect of which that person is otherwise directly or indirectly liable, including, without limitation, any such obligation for which that person is in effect liable through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet, income or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the nondelivery or nonfurnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, with the amount of any Contingent Obligation being equal to the amount of the obligation, or portion thereof, so guaranteed or otherwise supported;

                  (o) shall not enter into any transaction that is reasonably likely to delay materially or to affect materially and adversely the ability of any of the parties hereto to solicit the approval of its shareholders of this Agreement and the applicable Merger or to obtain any consent, authorization, order or approval of any governmental commission, board or other regulatory body or the expiration of any applicable waiting period required to consummate the transactions contemplated by this Agreement;

                  (p) unless in the good faith opinion of its Board of Directors after consultation with its outside legal counsel the following would be inconsistent with its fiduciary duties, (i) shall not terminate, amend, modify or waive any provision of any agreement containing a standstill covenant to which it is a party and (ii) during such period shall enforce, to the fullest extent permitted under Applicable Law, the provisions of such agreement, including by obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States of America or any state having jurisdiction;

                  (q) in the case of Enron, shall not, and shall cause its Subsidiaries not to, make any increase in its risk control limits or value at risk limits for its trading or other activities above those in effect on the date hereof as established by Enron's Board of Directors; and

                  (r) shall not (i) agree in writing or otherwise to take any of the foregoing actions or (ii) permit any of its Subsidiaries to agree in writing or otherwise to take any of the foregoing actions that refer to Subsidiaries.

                  Section 7.2 No Solicitation by Enron.

                  (a) Enron agrees that (i) neither it nor any of its Subsidiaries shall, and it shall not authorize or permit any of its officers, directors, employees, agents or representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries) to, and on becoming aware of it will use its reasonable best efforts to stop such person from continuing to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing nonpublic information), or take any action designed to facilitate, directly or indirectly, any inquiry, proposal or offer (including, without limitation, any proposal or offer to its shareholders) with respect to a tender or exchange offer, merger, consolidation, business combination, purchase or similar transaction or series of transactions (other than the transactions contemplated by this Agreement) involving, individually or in the aggregate, 15% or more of the assets, net revenues or net operating income of Enron and its Subsidiaries on a consolidated basis or, except as permitted by Section 7.1(f), 15% or more of any class of capital stock of Enron, including, without limitation, any merger or similar transaction in which 15% or more of Enron's capital stock is issued to a third party or its shareholders (any such proposal, offer or transaction being hereinafter referred to as a "Enron Acquisition Proposal") or cooperate with or assist, participate or engage in any discussions or negotiations concerning an Enron Acquisition Proposal; and (ii) it will immediately cease and cause to be terminated any existing negotiations with any parties conducted heretofore with respect to any of the foregoing; provided that nothing contained in this Agreement shall prevent Enron or its Board of Directors from (A) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Enron Acquisition Proposal or (B) prior to the Cutoff Date, providing information (pursuant to a confidentiality agreement in reasonably customary form and which does not contain terms that prevent Enron from complying with its obligations under this Section 7.2) to, or engaging in any negotiations or discussions with, any person or entity who has made an unsolicited bona fide written Enron Acquisition Proposal with respect to all the outstanding shares of Enron Common Stock or all or substantially all the assets of Enron that, in the good faith judgment of the Board of Directors of Enron, after consultation with a financial advisor of recognized national reputation, and taking into account the likelihood of financing and consummation, is superior to the Mergers (a "Enron Superior Proposal") or is reasonably likely to lead to an Enron Superior Proposal, to the extent the Board of Directors of Enron, after consultation with its outside legal counsel, determines that the failure to do so would be inconsistent with its fiduciary obligations; provided, however, that this Section 7.2 shall not limit the ability of Enron or any of its Subsidiaries from selling or otherwise disposing of any assets to the extent permitted by Section 7.1(i).

                  (b) Prior to taking any action referred to in Section 7.2(a), if Enron intends to participate in any such discussions or negotiations or provide any such information to any such third party, Enron shall give prompt prior oral and written notice to Dynegy of each such action. Enron will immediately notify Dynegy orally and in writing of any such requests for such information or the receipt of any Enron Acquisition Proposal or any inquiry with respect to or that could lead to an Enron Acquisition Proposal, including the identity of the person or group engaging in such discussions or negotiations, requesting such information or making such Enron Acquisition Proposal, and the material terms and conditions of any Enron Acquisition Proposal. Enron will (i) keep Dynegy fully informed of the status in reasonable detail (including any changes or proposed changes to such status in reasonable detail) on a timely basis of any such requests, Enron Acquisition Proposals or inquiries and (ii) use its reasonable best efforts to provide to Dynegy as soon as practicable after receipt or delivery thereof with copies of all material correspondence and other material written material sent or provided to Enron from any third party in connection with any Enron Acquisition Proposal or sent or provided by Enron to any third party in connection with any Enron Acquisition Proposal (this sentence not requiring the providing of information more frequently than once every 24 hours or the provision of confidential information of such party to Dynegy, other than the terms and conditions of any Enron Acquisition Proposal). Any written notice under this Section 7.2 shall be given by facsimile with receipt confirmed or personal delivery.

                  (c) Nothing in this Section 7.2 shall permit Enron to enter into any agreement with respect to an Enron Acquisition Proposal during the term of this Agreement, it being agreed that during the term of this Agreement (except pursuant to Section 9.3(c)), Enron shall not enter into any agreement with any person that provides for, or in any way facilitates, an Enron Acquisition Proposal, other than a confidentiality and/or standstill agreement in reasonably customary form and that does not contain terms that prevent Enron from complying with its obligations under this Section 7.2.

                  (d) For purposes hereof, the "Cutoff Date," when used with respect to Enron, means the date the condition set forth in Section 8.1(a)(i) is satisfied.

                  Section 7.3 No Solicitation by Dynegy.

                  (a) Dynegy agrees that (i) neither it nor any of its Subsidiaries shall, and it shall not authorize or permit any of its officers, directors, employees, agents or representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries) to, and on becoming aware of it will use its reasonable best efforts to stop such person from continuing to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing nonpublic information), or take any action designed to facilitate, directly or indirectly, any inquiry, proposal or offer (including, without limitation, any proposal or offer to its shareholders) with respect to a tender or exchange offer, merger, consolidation, business combination, purchase or similar transaction or series of transactions (other than the transactions contemplated by this Agreement or transactions pursuant to Article 6 of the Dynegy Shareholder Agreement) involving, individually or in the aggregate, 15% or more of the assets, net revenues or net operating income of Dynegy and its Subsidiaries on a consolidated basis or 15% or more of any class of capital stock of Dynegy, including, without limitation, any merger or similar transaction in which 15% or more of Dynegy's capital stock is issued to a third party or its shareholders (any such proposal, offer or transaction being hereinafter referred to as a "Dynegy Acquisition Proposal") or cooperate with or assist, participate or engage in any discussions or negotiations concerning a Dynegy Acquisition Proposal; and (ii) it will immediately cease and cause to be terminated any existing negotiations with any parties conducted heretofore with respect to any of the foregoing; provided that nothing contained in this Agreement shall prevent Dynegy or its Board of Directors from (A) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a Dynegy Acquisition Proposal or (B) prior to the Cutoff Date, providing information (pursuant to a confidentiality agreement in reasonably customary form and which does not contain terms that prevent Dynegy from complying with its obligations under this Section 7.3) to or engaging in any negotiations or discussions with any person or entity who has made an unsolicited bona fide written Dynegy Acquisition Proposal with respect to all the outstanding shares of Dynegy Common Stock or all or substantially all the assets of Dynegy that, in the good faith judgment of the Board of Directors of Dynegy, after consultation with a financial advisor of recognized national reputation, and taking into account the likelihood of financing and consummation, is superior to the Mergers (a "Dynegy Superior Proposal") or is reasonably likely to lead to a Dynegy Superior Proposal, to the extent that the Board of Directors of Dynegy, after consultation with its outside legal counsel, determines that the failure to do so would be inconsistent with its fiduciary obligations.

                  (b) Prior to taking any action referred to in Section 7.3(a), if Dynegy intends to participate in any such discussions or negotiations or provide any such information to any such third party, Dynegy shall give prompt prior oral and written notice to Enron of each such action. Dynegy will immediately notify Enron orally and in writing of any such requests for such information or the receipt of any Dynegy Acquisition Proposal or any inquiry with respect to or that could lead to a Dynegy Acquisition Proposal, including the identity of the person or group engaging in such discussions or negotiations, requesting such information or making such Dynegy Acquisition Proposal, and the material terms and conditions of any Dynegy Acquisition Proposal. Dynegy will (i) keep Enron fully informed of the status in reasonable detail (including any changes or proposed changes to such status in reasonable detail) on a timely basis of any such requests, Dynegy Acquisition Proposals or inquiries and (ii) use its reasonable best efforts to provide to Enron as soon as practicable after receipt or delivery thereof with copies of all material correspondence and other material written material sent or provided to Dynegy from any third party in connection with any Dynegy Acquisition Proposal or sent or provided by Dynegy to any third party in connection with any Dynegy Acquisition Proposal (this sentence not requiring the providing of information more frequently than once every 24 hours or the provision of confidential information of such party to Enron, other than the terms and conditions of any Dynegy Acquisition Proposal). Any written notice under this Section 7.3 shall be given by facsimile with receipt confirmed or personal delivery.

                  (c) Nothing in this Section 7.3 shall permit Dynegy to enter into any agreement with respect to a Dynegy Acquisition Proposal during the term of this Agreement, it being agreed that during the term of this Agreement (except pursuant to Section 9.4(c)), Dynegy shall not enter into any agreement with any person that provides for, or in any way facilitates, a Dynegy Acquisition Proposal, other than a confidentiality and/or standstill agreement in reasonably customary form and that does not contain terms that prevent Dynegy from complying with its obligations under this Section 7.3.

                  (d) For purposes hereof, the "Cutoff Date," when used with respect to Dynegy, means the date the condition set forth in Section 8.1(a)(ii) is satisfied.

                  Section 7.4 Meetings of Shareholders.

                  (a) Each of Dynegy and Enron shall take all action necessary, in accordance with applicable law and its articles of incorporation and bylaws, to convene a meeting of its shareholders as promptly as practicable to consider and vote upon the matters presented in connection with the Mergers. Dynegy and Enron shall coordinate and cooperate with respect to the timing of such meetings and shall use their commercially reasonable best efforts to hold such meetings on the same day. Notwithstanding any other provision of this Agreement, unless this Agreement is terminated in accordance with the terms hereof, Enron and Dynegy shall each submit the foregoing matters to its shareholders, whether or not the Board of Directors of Enron or Dynegy, as the case may be, withdraws, modifies or changes its recommendation and declaration regarding such matters.

                  (b) Each of Dynegy and Enron, through its Board of Directors, shall recommend approval of such matters and use its commercially reasonable best efforts to solicit from its shareholders proxies in favor of such matters; provided, however, that the Board of Directors of Dynegy or the Board of Directors of Enron may at any time prior to such party's Cut-Off Date upon two business days' prior written notice to Enron or Dynegy, respectively, (i) withdraw, modify or change any recommendation and declaration regarding such matters or (ii) recommend and declare advisable any Enron Superior Proposal or Dynegy Superior Proposal, as the case may be, if in the good faith opinion of such Board of Directors after consultation with its outside legal counsel the failure so (x) to withdraw, modify or change its recommendation and declaration or (y) to recommend and declare advisable any Enron Superior Proposal or Dynegy Superior Proposal, as the case may be, would be inconsistent with its fiduciary obligations.

                  Section 7.5 Filings; Commercially Reasonable Best Efforts,
Etc.

                  (a) Subject to the terms and conditions herein provided, Enron and Dynegy shall:

                           (i) make their respective required filings under the
                  HSR Act (and shall share equally all filing fees incident thereto), which filings shall be made promptly, and thereafter shall promptly make any other required submissions under the HSR Act;

                           (ii) use their commercially reasonable best efforts
                  to cooperate with one another in (A) determining which filings are advisable to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are advisable to be obtained prior to the Effective Time from, governmental or regulatory authorities under any applicable non-U.S. competition, antitrust or premerger notification laws (the "Non-U.S. Antitrust Laws") in connection with the execution and delivery of this Agreement, and the consummation of the Mergers and the transactions contemplated hereby; and
                  (B) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations;

                           (iii) use their commercially reasonable best efforts
                  to cooperate with one another in (A) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, any governmental or regulatory authorities of the United States, the several states and non-U.S. jurisdictions (other than with respect to any Non-U.S. Antitrust Laws) in connection with the execution and delivery of this Agreement, and the consummation of the Mergers and the transactions contemplated hereby; and
                  (B) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations;

                           (iv) promptly notify each other of any communication
                  concerning this Agreement or the transactions contemplated hereby to that party from any governmental or regulatory authority and permit the other party to review in advance any proposed communication concerning this Agreement or the transactions contemplated hereby to any governmental or regulatory authority;

                           (v) not agree to participate in any meeting or
                  discussion with any governmental or regulatory authority in respect of any filings, investigation or other inquiry concerning this Agreement or the transactions contemplated hereby unless it consults with the other party in advance and, to the extent permitted by such governmental or regulatory authority, gives the other party the opportunity to attend and participate in such meeting or discussion;

                           (vi) furnish the other party with copies of all
                  correspondence, filings and communications (and memoranda setting forth the substance thereof) between them and their Subsidiaries and their respective representatives on the one hand, and any government or regulatory authority or members or any such authority's staff on the other hand, with respect to this Agreement and the transactions contemplated hereby; and

                           (vii) furnish the other party with such necessary
                  information and reasonable assistance as such other party and its affiliates may reasonably request in connection with their preparation of necessary filings, registrations or submissions of information to any governmental or regulatory authorities, including, without limitation, any filings necessary or appropriate under the provisions of the HSR Act or any applicable Non-U.S. Antitrust Laws.

                  (b) Without limiting Section 7.5(a), Dynegy and Enron shall:

                           (i) each use commercially reasonable best efforts to
                  avoid the entry of, or to have vacated, terminated or modified, any decree, order or judgment that would restrain, prevent or delay the Closing; and

                           (ii) each use commercially reasonable best efforts to
                  take any and all steps necessary to obtain any consents or eliminate any impediments to the Mergers.

                  (c) Dynegy and Enron intend that the Mergers will qualify as transfers of Enron Common Stock and Dynegy Common Stock to Newco in a transaction qualifying under Section 351 of the Code. Neither Dynegy, Enron nor their respective Subsidiaries shall take actions, cause actions to be taken or fail to take actions, as a result of which the Mergers would not qualify as transfers of Enron Common Stock and Dynegy Common Stock to Newco in a transaction qualifying under Section 351 of the Code.

                  Section 7.6 Inspection. From the date hereof to the Effective Time, each of Enron and Dynegy shall allow all designated officers, attorneys, accountants, financing sources and other representatives of Dynegy or Enron, as the case may be, access, at all reasonable times, upon reasonable notice, to the records and files, correspondence, audits and properties, as well as to all information relating to commitments, contracts, titles, financial position, litigation, proceedings, complaints, investigations, inquiries or hearings, or otherwise pertaining to the business and affairs of Dynegy and Enron and their respective Subsidiaries, including inspection of such properties; provided that no investigation pursuant to this Section 7.6 shall affect any representation or warranty given by any party hereunder, and provided further that notwithstanding the provision of information or investigation by any party, no party shall be deemed to make any representation or warranty except as expressly set forth in this Agreement. Notwithstanding the foregoing, no party shall be required to provide any information which it reasonably believes it may not provide to the other party by reason of applicable law, rules or regulations, which constitutes information protected by attorney/client privilege if such privilege would be adversely affected by reason of being so provided, or which it is required to keep confidential by reason of contract or agreement with third parties. The parties hereto shall make reasonable and appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. Each of Dynegy and Enron agrees that it shall not, and shall cause its respective representatives not to, use any information obtained pursuant to this Section 7.6 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. All nonpublic information obtained pursuant to this Section 7.6 shall be governed by the Confidentiality Agreement dated October 28, 2001 between Dynegy and Enron (the "Confidentiality Agreement").

                  Section 7.7 Publicity. The parties shall consult with each other before issuing any press release or public announcement pertaining to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public announcement without the prior written consent of the other party, which consent shall not be unreasonably withheld, except as may be required by applicable law or by obligations pursuant to any listing agreement with any national securities exchange, in which case the party proposing to issue such press release or make such public announcement shall use its commercially reasonable best efforts to consult in good faith with the other party before issuing any such press releases or making any such public announcements.

                  Section 7.8 Registration Statement on Form S-4.

                  (a) Each of Dynegy and Enron shall cooperate and promptly prepare, and Newco shall file with the SEC, as soon as practicable, a Registration Statement on Form S-4 (the "Form S-4") under the Securities Act with respect to the shares of Newco Common Stock issuable in the Mergers, a portion of which Registration Statement shall also serve as the joint proxy statement with respect to the meetings of the shareholders of Dynegy and of Enron in connection with the transactions contemplated by this Agreement (the "Proxy Statement/Prospectus"). The respective parties shall cause the Proxy Statement/Prospectus and the Form S-4 to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder. Dynegy and Newco shall use commercially reasonable best efforts, and Enron shall cooperate with Dynegy and Newco, to have the Form S-4 declared effective by the SEC as promptly as practicable. Dynegy and Newco shall use commercially reasonable best efforts to obtain, prior to the effective date of the Form S-4, all necessary non-U.S. securities laws, state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement, and Dynegy and Enron shall share equally all expenses incident thereto (including all SEC and other filing fees and all printing and mailing expenses associated with the Form S-4 and the Proxy Statement/Prospectus). Newco shall advise Enron and Dynegy, promptly after it receives notice thereof, of the time when the Form S-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the shares of Newco Common Stock issuable in connection with the Mergers for offering or sale in any jurisdiction or any request by the SEC for amendment of the Proxy Statement/Prospectus or the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information. Each of the parties shall also promptly provide each other party copies of all written correspondence received from the SEC and summaries of all oral comments received from the SEC in connection with the transactions contemplated by this Agreement. Each of the parties shall promptly provide each other party with drafts of all correspondence intended to be sent to the SEC in connection with the transactions contemplated by this Agreement and allow each such party the opportunity to comment thereon prior to delivery to the SEC.

                  (b) Dynegy and Enron shall each use its commercially reasonable best efforts to cause the Proxy Statement/Prospectus to be mailed to its shareholders as promptly as practicable after the Form S-4 is declared effective under the Securities Act.

                  (c) Each of Dynegy and Enron shall ensure that the information provided by it for inclusion in the Proxy Statement/Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the respective meetings of shareholders of Dynegy and Enron, or, in the case of information provided by it for inclusion in the Form S-4 or any amendment or supplement thereto, at the time it becomes effective, (i) will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act.

                  Section 7.9 Listing Application. Dynegy shall cause Newco promptly to prepare and submit to the NYSE a listing application covering the shares of Newco Class A Common Stock issuable in the Mergers and shall use commercially reasonable best efforts to obtain, prior to the Effective Time, approval for the listing of such shares of Newco Class A Common Stock, subject to official notice of issuance.

                  Section 7.10 Letters of Accountants.

                  (a) Enron shall use commercially reasonable best efforts to cause to be delivered to Dynegy "comfort" letters of Arthur Andersen LLP, Enron's independent public accountants, dated within two business days of the effective date of the Form S-4 and within two business days of the Closing Date, respectively, and addressed to Dynegy and Newco with regard to certain financial information regarding Enron included in the Form S-4, in form reasonably satisfactory to Dynegy and customary in scope and substance for "comfort" letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

                  (b) Dynegy shall use commercially reasonable best efforts to cause to be delivered to Enron "comfort" letters of Arthur Andersen LLP, Dynegy's independent public accountants, dated within two business days of the effective date of the Form S-4 and within two business days of the Closing Date, respectively, and addressed to Enron, with regard to certain financial information regarding Newco and Dynegy included in the Form S-4, in form reasonably satisfactory to Enron and customary in scope and substance for "comfort" letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

                  Section 7.11 Agreements of Rule 145 Affiliates. Prior to the Effective Time, each of Dynegy and Enron shall cause to be prepared and delivered to the other a list identifying all persons who such party believes, at the date of the meeting of such party's shareholders to consider and vote upon the approval of the matters presented in connection with the Mergers, may be deemed to be "affiliates" of such party, as that term is used in paragraphs
(c) and (d) of Rule 145 under the Securities Act (the "Rule 145 Affiliates"). Each of Dynegy and Enron shall use commercially reasonable best efforts to cause each person who is identified as a Rule 145 Affiliate in such list to deliver to the other, at or prior to the Effective Time, a written agreement, in the form of Exhibit 7.11. Newco shall be entitled to place restrictive legends on any shares of Newco Common Stock issued to such Rule 145 Affiliates pursuant to the Mergers.

                  Section 7.12 Expenses. Whether or not the Mergers are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except as expressly provided in Section 7.5(a)(i), Section 7.8(a) and Section 9.5(c) of this Agreement or as otherwise agreed in writing by the parties.

                  Section 7.13 Indemnification and Insurance.

                  (a) From and after the Effective Time, Newco and, as applicable, the Dynegy Surviving Entity and the Enron Surviving Entity shall indemnify, defend and hold harmless to the fullest extent permitted under applicable law each person (other than any Excluded Person, except to the extent of existing irrevocable contractual rights) who is, or has been at any time prior to the Effective Time, an officer or director of Dynegy or Enron, respectively, or any Subsidiary or division thereof, and each person who served at the request of Dynegy or Enron, respectively, as a director, officer, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise, and each person who is, or has been at any time prior to the Effective Time, a party to a written employee indemnification agreement with Dynegy or Enron or any Subsidiary thereof (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") against all losses, claims, damages, liabilities, costs or expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to acts or omissions, or alleged acts or omissions, by them in their capacities as such, whether commenced, asserted or claimed before or after the Effective Time. In the event of any such claim, action, suit, proceeding or investigation (an "Action"), (i) Newco and, as applicable, the Dynegy Surviving Entity or the Enron Surviving Entity shall pay, as incurred, the fees and expenses of counsel selected by the Indemnified Party, which counsel shall be reasonably acceptable to Newco and such Surviving Entity, in advance of the final disposition of any such Action to the fullest extent permitted by applicable law and, if required, upon receipt of any undertaking required by applicable law, and (ii) Newco and such Surviving Entity shall cooperate in the defense of any such matter; provided, however, Newco and such Surviving Entity shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed), and provided further, that Newco and such Surviving Entity shall not be obligated pursuant to this Section 7.13 to pay the fees and disbursements of more than one counsel (other than local counsel) for all Indemnified Parties in any single Action, unless, in the good faith judgment of any of the Indemnified Parties, there is or may be a conflict of interests between two or more of such Indemnified Parties, in which case there may be separate counsel for each similarly situated group. For purposes of this Agreement, "Excluded Person" shall mean each officer or director or former officer or director of Enron specified by Enron in a notice to Dynegy delivered prior to the Closing referencing this Section 7.13 and identifying such person as an Excluded Person for purposes hereof.

                  (b) The parties agree that the rights to indemnification, including provisions relating to advances of expenses incurred in defense of any action or suit, in the certificate or articles of incorporation and bylaws of Dynegy, Enron and their respective Subsidiaries with respect to matters occurring through the Effective Time shall survive the Mergers.

                  (c) For a period of six years after the Effective Time, Newco and, as applicable, the Dynegy Surviving Entity and the Enron Surviving Entity shall cause to be maintained officers' and directors' liability insurance covering the Indemnified Parties who are, or at any time prior to the Effective Time were, covered by existing officers' and directors' liability insurance policies of Dynegy or Enron, as applicable, on terms substantially no less advantageous to the Indemnified Parties than such existing insurance, provided that Newco, the Dynegy Surviving Entity and the Enron Surviving Entity shall not be required to pay aggregate premiums for the six-year period in excess of six times 150% of the last annual premium paid by Dynegy or Enron, as applicable, prior to the date hereof (the amount of which premium is set forth in the Dynegy Disclosure Letter and the Enron Disclosure Letter, as the case may be), but in such case shall purchase as much coverage as reasonably practicable for such amount.

                  (d) The rights of each Indemnified Party hereunder shall be in addition to any other rights such Indemnified Party may have under the articles or certificate of incorporation or bylaws of Dynegy, Enron or any of their respective Subsidiaries, under applicable law or otherwise. The provisions of this Section 7.13 shall survive the consummation of the Mergers and expressly are intended to benefit each of the Indemnified Parties.

                  (e) If Newco, the Dynegy Surviving Entity or the Enron Surviving Entity or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or
(ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of Newco or such Surviving Entity, as the case may be, shall assume the obligations set forth in this Section 7.13.

                  Section 7.14 Agreements Regarding Enron Supplemental Indentures. Newco shall take such actions as are required by the Indenture, dated as of February 7, 2001, by and between Enron and The Chase Manhattan Bank, as Trustee, relating to the Zeros to assume the obligations of Enron to deliver securities, cash or other assets upon conversion of the Zeros. Newco shall take all actions as are required by the articles of incorporation of Enron and the applicable statement of resolutions establishing each of the Second Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock to assume the obligations of Enron to deliver securities, cash or other assets upon conversion of such series of Enron Preferred Stock.

                  Section 7.15 No Hire. From the date of this Agreement until the Effective Time, Dynegy and Enron shall not, and shall cause their respective Subsidiaries not to, solicit for employment or employ any officer, director or key employee (personnel at the director level and above in the case of Dynegy or the manager level and above in the case of Enron) of the other party or its Subsidiaries. If this Agreement is terminated, Dynegy and Enron shall not, and shall cause their respective Subsidiaries not to, solicit for employment any officer, director or key employee of the other party or its Subsidiaries for a period of 180 days after such termination, provided that this restriction shall not apply (i) to Dynegy, if the fee provided for in Section 9.5(a) is payable, or (ii) to Enron, if the fee provided for in Section 9.5(b) is payable. The solicitation prohibitions of this Section 7.15 shall not apply to solicitations made to the public or the industry generally, and a party shall not be prohibited from employing any such person who has an outstanding offer of employment as of the date hereof.

                  Section 7.16 Employee Matters. Newco shall maintain without substantive modification for a period of one year following the Effective Time those Enron Benefit Plans that are tax qualified ("tax qualified plans") under Sections 401(a) and 501(a) of the Code. The active or former employees of Enron who after the Effective Time participate in a tax qualified plan sponsored or maintained by Newco or its U.S. federal income tax consolidated Subsidiaries (collectively, "Newco Group") will receive credit for service under such plan, but only for purposes of eligibility and vesting, as if service with Enron prior to the Effective Time had been service with Dynegy. From and after the Effective Time, Enron employees, excluding those covered by collective bargaining agreements, will be provided severance benefits that are at least comparable in all respects to the severance benefits provided by Dynegy under its severance benefit plans and arrangements for similarly situated employees. For purposes of the foregoing obligation regarding severance, the term "severance benefit plans and arrangements" shall not include any individually negotiated agreements. The foregoing notwithstanding, nothing in this Section 7.16 shall obligate Dynegy to provide severance benefits if an employee is offered a comparable position, benefits and salary with a third-party purchaser of the business operation in which the employee works without regard to the form of the third-party purchase transaction. Enron Benefit Plans that are employee welfare benefit plans within the meaning of section 3(1) of ERISA, other than severance pay plans, shall be maintained for one year after the Effective Time without substantive change in either benefits provided or classes of employees covered; provided that such plans may be modified in accordance with past practice to take into account customary periodic design adjustments and employee premium costs to reflect experience and change in the law and provided that Enron employees may be provided medical benefits under the Dynegy medical benefit plans and arrangements for similarly situated employees commencing as of the January 1 immediately following the Effective Time. Enron employees who on or after the Effective Time become eligible for health care benefits under plans other than Enron Benefit Plans, if other than at the end of an annual coverage period under the analogous or correlative Enron Benefit Plan providing similar health benefits, shall under such plans be granted credit for co-pays, deductibles and the like applicable under the Enron Benefit Plan and shall not be subject to any preexisting condition exclusion that was not applicable under the Enron Benefit Plan. With respect to sick pay, severance pay and vacation time from and after the Effective Time, (i) to the extent benefits are dependent upon years of service and/or compensation criteria, service with and compensation received from Enron prior to the Effective Time shall be credited as if it had been service with Dynegy and (ii) no Enron employee who was active at the Effective Time shall have his annual vacation entitlement reduced for a one-year period following the Effective Time. Enron may in its discretion continue its present retiree medical program and its existing portable medical program until the Effective Time, provided there is no substantive change.

                  Section 7.17 Alternative Structure. The parties acknowledge that they would prefer to structure the transactions contemplated hereby in a manner that results in a single corporation with substantially all the senior debt (other than that of regulated utility subsidiaries) of Dynegy, Dynegy Holdings Inc. (a subsidiary of Dynegy) and Enron, in lieu of the Mergers provided for herein. Accordingly, the parties agree to cooperate with each other in analyzing and determining such a structure that is advisable in connection with these transactions and promptly to execute and deliver an appropriate amendment to this Agreement to reflect such structure.

                                    ARTICLE 8

                                   CONDITIONS

                  Section 8.1 Conditions to Each Party's Obligation to Effect the Mergers. The respective obligation of each party to effect the Mergers shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

                  (a) (i) The Enron Merger and this Agreement shall have been approved by the affirmative vote of (A) holders of a majority of the votes entitled to be cast by holders of Enron Common Stock and the Second Preferred Stock voting together as a single class and (B) holders of a majority of the outstanding shares of Enron Common Stock entitled to vote thereon; and

                  (ii) This Agreement shall have been approved by the affirmative vote of the holders of at least two-thirds of the shares of Dynegy Class A Common Stock and Dynegy Class B Common Stock (voting together) entitled to vote thereon.

                  (b) (i) Any waiting period applicable to the consummation of the Mergers under the HSR Act shall have expired or been terminated,
         (ii) approval of the FERC with respect to the Mergers under Section 203 of the Federal Power Act shall have been granted, (iii) the SEC shall have taken all necessary action under Section 9(a)(2) of the 1935 Act and there shall not have been received a written notice from the SEC (that has not been subsequently withdrawn or negated) of a challenge to Newco's, Chevron's or ChevronTexaco's reliance on the good-faith exemption provided by Section 3(c) of the 1935 Act in connection with the Mergers, (iv) there shall not be pending or threatened in writing any claim, proceeding or action by an agency of the government of the United States, of the United Kingdom or of the European Union seeking to restrain, prohibit or rescind any transactions contemplated by this Agreement as an actual or threatened violation of the HSR Act, Non-U.S. Antitrust Laws or other antitrust, competition or premerger notification, trade regulation law, regulation or order, as applicable, or seeking to penalize a party for completing any such transaction which in any of such cases is, in the reasonable judgment of either Enron or Dynegy, reasonably likely to have a Material Adverse Effect on Newco after the Effective Time, (v) in the event of any review by the U.K. Office of Fair Trading or, if applicable, the U.K. Secretary of State for Trade and Industry, indications reasonably satisfactory to each of Enron and Dynegy that the Mergers will not be referred to the Competition Commission shall have been received or, if the Mergers are referred to the Competition Commission, indications reasonably satisfactory to each of Enron and Dynegy that the Mergers can proceed,
         (vi) any mandatory waiting period under any applicable Non-U.S. Antitrust Laws (where the failure to observe such waiting period referred to in this clause (vi) would, in the reasonable judgment of either Dynegy or Enron, be reasonably likely to have a Material Adverse Effect on Newco after the Effective Time) shall have expired or been terminated, (vii) the Enron Regulatory Approvals and the Dynegy Regulatory Approvals shall have been obtained, and no such Enron Regulatory Approval or Dynegy Regulatory Approval shall impose or contain terms or conditions that would, in the reasonable judgment of either Dynegy or Enron, be reasonably likely to have a Material Adverse Effect on Newco after the Effective Time, (viii) all consents, approvals, permits and authorizations referred to in Section 7.5(a)(iii) shall have been obtained (where the failure to obtain such consents, approvals, permits or authorizations would, in the reasonable judgment of either Dynegy or Enron, be reasonably likely to have a Material Adverse Effect on Newco after the Effective Time), and no consent, approval, permit or authorization shall impose or contain terms or conditions that would, in the reasonable judgment of either Dynegy or Enron, be reasonably likely to have a Material Adverse Effect on Newco after the Effective Time, and (ix) there shall not have been a final or preliminary administrative order denying approval of or prohibiting the Mergers issued by a governmental authority with jurisdiction to enforce applicable Non-U.S. Antitrust Laws, which order is in the reasonable judgment of either Enron or Dynegy reasonably likely to have a Material Adverse Effect on Newco after the Effective Time.

                  (c) None of the parties hereto shall be subject to any decree, order or injunction that prohibits the consummation of the Mergers issued by a court of competent jurisdiction of (i) the United States or any state or other jurisdiction in the United States, (ii) the European Union or any member state thereof or Canada (the "Specified Jurisdictions") or (iii) any other jurisdiction (the "Other Non-U.S. Jurisdictions"); provided, however, that, prior to invoking this condition, each party shall have complied with Section 7.5, and with respect to other matters not covered by Section 7.5, shall have used its commercially reasonable best efforts to have any such decree, order or injunction lifted or vacated; and no statute, rule or regulation shall have been enacted by any governmental authority which prohibits or makes unlawful the consummation of the Mergers; provided, further, that, with respect to any decree, order, injunction, statute, rule or regulation of any Other Non-U.S. Jurisdiction, noncompliance with such decree, order, injunction, statute, rule or regulation would, in the reasonable judgment of either Dynegy or Enron, be reasonably likely to have a Material Adverse Effect on Enron, Dynegy or Newco.

                  (d) The Form S-4 shall have become effective and no stop order with respect thereto shall be in effect.

                  (e) The shares of Newco Class A Common Stock to be issued pursuant to the Mergers shall have been authorized for listing on the NYSE, subject to official notice of issuance.

                  Section 8.2 Conditions to Obligation of Enron to Effect the Mergers. The obligation of Enron to effect the Mergers shall be subject to the fulfillment or waiver at or prior to the Closing Date of the following conditions:

                  (a) Dynegy, Newco, Dynegy Merger Sub and Enron Merger Sub shall have performed, in all material respects, their covenants and agreements contained in this Agreement required to be performed on or prior to the Closing Date, and the representations and warranties of Dynegy, Newco, Dynegy Merger Sub and Enron

         Merger Sub contained in this Agreement (i) that are qualified as to materiality or Dynegy Material Adverse Effect shall be true and correct in all respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case as of such earlier date), and (ii) that are not so qualified shall be true and correct in all respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case as of such earlier date) and except for such breaches of representations and inaccuracies in warranties referred to in this clause (ii) that do not have and are not reasonably likely to have, individually or in the aggregate, a Dynegy Material Adverse Effect, and Enron shall have received a certificate of each of Dynegy, Newco, Dynegy Merger Sub and Enron Merger Sub, executed on its behalf by its President or one of its Vice Presidents, dated the Closing Date, certifying to such effect.

                  (b) Enron shall have received the opinion of Vinson & Elkins L.L.P., counsel to Enron, in form and substance reasonably satisfactory to Enron and dated the Closing Date, a copy of which shall be furnished to Dynegy, to the effect that the Mergers will be treated as transfers of Enron Common Stock by the holders of Enron Common Stock and of Dynegy Common Stock by the holders of Dynegy Common Stock to Newco in exchange for Newco Common Stock in a transaction qualifying under
         Section 351 of the Code and that no gain or loss will be recognized for United States federal income tax purposes by the shareholders of Enron who exchange Enron Common Stock solely for Newco Common Stock pursuant to the Enron Merger (except to the extent of any cash received in lieu of fractional shares). In rendering such opinion, such counsel shall be entitled to receive and rely upon representations of officers of Enron, Dynegy, Chevron and ChevronTexaco, substantially in the form of Exhibits 8.2(a), 8.2(b), 8.2(c) and 8.2(d), respectively, dated as of the Closing Date.

                  (c) The representations and warranties contained in Section 6.9(i) [no event constituting a Dynegy Material Adverse Effect] shall be true and correct in all respects as of the Closing Date.

                  Section 8.3 Conditions to Obligation of Dynegy, Newco, Dynegy Merger Sub and Enron Merger Sub to Effect the Mergers. The obligations of Dynegy, Newco, Dynegy Merger Sub and Enron Merger Sub to effect the Mergers shall be subject to the fulfillment or waiver at or prior to the Closing Date of the following conditions:

                  (a) Enron shall have performed, in all material respects, its covenants and agreements contained in this Agreement required to be performed on or prior to the Closing Date, and the representations and warranties of Enron contained in this Agreement (i) that are qualified as to materiality or Enron Material Adverse Effect shall be true and correct in all respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case as of such earlier date), and (ii) that are not so qualified shall be true and correct in all respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case as of such earlier date) and except for such breaches of representations and inaccuracies in warranties referred to in this clause (ii) that do not have and are not reasonably likely to have, individually or in the aggregate, an Enron Material Adverse Effect, and Dynegy shall have received a certificate of Enron, executed on its behalf by its President or one of its Vice Presidents, dated the Closing Date, certifying to such effect.

                  (b) Dynegy shall have received the opinion of Baker Botts L.L.P., counsel to Dynegy, in form and substance reasonably satisfactory to Dynegy and dated the Closing Date, a copy of which shall be furnished to Enron, to the effect that the Mergers will be treated as transfers of Enron Common Stock by the holders of Enron Common Stock and of Dynegy Common Stock by the holders of Dynegy Common Stock to Newco in exchange for Newco Common Stock in a transaction qualifying under Section 351 of the Code and that no gain or loss will be recognized for United States federal income tax purposes by the shareholders of Dynegy who exchange Dynegy Common Stock solely for Newco Common Stock pursuant to the Dynegy Merger and by the shareholders of Enron who exchange Enron Common Stock solely for Newco Common Stock pursuant to the Enron Merger (except to the extent of any cash received in lieu of fractional shares). In rendering such opinion, such counsel shall be entitled to receive and rely upon representations of officers of Enron, Dynegy, Chevron and ChevronTexaco, substantially in the form of Exhibits 8.2(a), 8.2(b), 8.2(c) and 8.2(d), respectively, dated as of the Closing Date.

                  (c) The representations and warranties contained in Section 5.9(i) [no event constituting an Enron Material Adverse Effect] shall be true and correct in all respects as of the Closing Date.

                                    ARTICLE 9

                                   TERMINATION

                  Section 9.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time by the mutual written consent of Enron and Dynegy.

                  Section 9.2 Termination by Dynegy or Enron. This Agreement may be terminated at any time prior to the Effective Time by action of the Board of Directors of Dynegy or Enron if:

                  (a) the Mergers shall not have been consummated by November 30, 2002 (the "Termination Date"); provided, however, that the right to terminate this Agreement pursuant to this clause (a) shall not be available to any party whose failure to perform or observe in any material respect any of its obligations under this Agreement in any manner shall have been the cause of, or resulted in, the failure of the Mergers to occur on or before such date; provided, further, that, if on the initial Termination Date (i) the conditions to Closing set forth in
         Section 8.1(b) shall not have been fulfilled and/or (ii) the conditions to Closing set forth in Section 8.1(a) shall not have been fulfilled and the meetings of shareholders shall not have been held, but in either case all other conditions to the Closing shall have been fulfilled or shall be capable of being fulfilled, then the Termination Date may be extended from time to time by either Enron or Dynegy, by notice to the other, to a date not later than May 31, 2003;

                  (b) a meeting (including adjournments and postponements) of Enron's shareholders for the purpose of obtaining the approvals required by Section 8.1(a)(i) shall have been held and such shareholder approvals shall not have been obtained;

                  (c) a meeting (including adjournments and postponements) of Dynegy's shareholders for the purpose of obtaining the approvals required by Section 8.1(a)(ii) shall have been held and such shareholder approvals shall not have been obtained; or

                  (d) a court of competent jurisdiction or governmental, regulatory or administrative agency or commission of the United States, any state or other jurisdiction of the United States, any Specified Jurisdiction or any Other Non-U.S. Jurisdiction shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; provided, that, with respect to any order, decree, ruling or other action of any Other Non-U.S. Jurisdiction, noncompliance with such order, decree, ruling or other action would, in the reasonable judgment of either Dynegy or Enron, be reasonably likely to have a Material Adverse Effect on Enron, Dynegy or Newco.

                  Section 9.3 Termination by Enron. This Agreement may be terminated at any time prior to the Effective Time by action of the Board of Directors of Enron, after, in the case of Section 9.3(b) or (c), consultation with its outside legal advisors, if

                  (a) (i) there has been a breach by Dynegy, Newco, Dynegy Merger Sub or Enron Merger Sub of any representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of Dynegy, Newco, Dynegy Merger Sub or Enron Merger Sub shall have become untrue, in either case such that the conditions set forth in Section 8.2(a) would not be satisfied and (ii) such breach is not curable, or, if curable, is not cured within 30 days after written notice of such breach is given to Dynegy by Enron;

                  (b) the Board of Directors of Dynegy shall have withdrawn or materially modified, in a manner adverse to Enron, its approval or recommendation of the Dynegy Merger or recommended a Dynegy Acquisition Proposal, or resolved to do so; or

                  (c) prior to the Cutoff Date, (i) the Board of Directors of Enron has received an Enron Superior Proposal, (ii) in light of such Enron Superior Proposal the Board of Directors of Enron shall have determined in good faith, after consultation with its outside legal advisors, and taking into account all reasonably available information, including information concerning the likelihood that the approval by Enron's shareholders of the Enron Merger and this Agreement will not be obtained by reason of the existence of such Enron Superior Proposal, that proceeding with the Enron Merger would be inconsistent with its fiduciary obligations, (iii) Enron is not in material breach of Section 7.2, Section 7.4, Section 7.5 and Section 7.8, (iv) Enron has paid the fee provided for under Section 9.5(a)(i), and (v) the Board of Directors of Enron concurrently approves, and Enron concurrently enters into, a binding definitive written agreement providing for the implementation of such Enron Superior Proposal; provided that Enron may not effect such termination pursuant to this Section 9.3(c) unless and until (i) Dynegy receives at least four business days' prior written notice from Enron of its intention to effect such termination pursuant to this Section 9.3(c), which notice includes the terms of the applicable Enron Acquisition Proposal; and (ii) during such four business day period, Enron shall, and shall cause its respective financial and legal advisors to, consider any adjustment in the terms and conditions of this Agreement that Dynegy may propose.

                  Section 9.4 Termination by Dynegy. This Agreement may be terminated at any time prior to the Effective Time by action of the Board of Directors of Dynegy, after, in the case of Section 9.4(b) or (c), consultation with its outside legal advisors, if:

                  (a) (i) there has been a breach by Enron of any representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of Enron shall have become untrue, in either case such that the conditions set forth in
         Section 8.3(a) would not be satisfied and (ii) such breach is not curable, or, if curable, is not cured within 30 days after written notice of such breach is given by Dynegy to Enron;

                  (b) the Board of Directors of Enron shall have withdrawn or materially modified, in a manner adverse to Dynegy, its approval or recommendation of the Enron Merger or recommended an Enron Acquisition Proposal, or resolved to do so; or

                  (c) prior to the Cutoff Date, (i) the Board of Directors of Dynegy has received a Dynegy Superior Proposal, (ii) in light of such Dynegy Superior Proposal the Board of Directors of Dynegy shall have determined in good faith, after consultation with its outside legal advisors, and taking into account all reasonably available information, including information concerning the likelihood that the approval of this Agreement by Dynegy's shareholders will not be obtained by reason of the existence of such Dynegy Superior Proposal, that proceeding with the Dynegy Merger would be inconsistent with its fiduciary obligations,
         (iii) Dynegy is not in material breach of Section 7.3, Section 7.4,
         Section 7.5 and Section 7.8, (iv) Dynegy has paid the fee provided for under Section 9.5(b)(i), and (v) the Board of Directors of Dynegy concurrently approves, and Dynegy concurrently enters into, a binding definitive written agreement providing for the implementation of such Dynegy Superior Proposal; provided that Dynegy may not effect such termination pursuant to this Section 9.4(c) unless and until (i) Enron receives at least four business days' prior written notice from Dynegy of its intention to effect such termination pursuant to this Section 9.4(c), which notice includes the terms of the applicable Dynegy Acquisition Proposal; and (ii) during such four business day period, Dynegy shall, and shall cause its respective financial and legal advisors to, consider any adjustment in the terms and conditions of this Agreement that Enron may propose.

                  Section 9.5 Effect of Termination.

                  (a) If this Agreement is terminated:

                           (A) by Enron or Dynegy pursuant to Section 9.2(b)
                  [failure to obtain Enron shareholder approval] either (1) after the public announcement of an Enron Acquisition Proposal, whether or not the Enron Acquisition Proposal is still pending or has been consummated, and Enron enters into an agreement with respect to any Enron Acquisition Proposal or is a party to or subject to a completed Enron Acquisition Proposal (in either case, whether or not relating to the initial Enron Acquisition Proposal) on or prior to the date 12 months after such termination or (2) after the Board of Directors of Enron has withdrawn or modified, in a manner adverse to Dynegy, its approval or recommendation of the Enron Merger or recommended an Enron Acquisition Proposal, or resolved to do so; or

                           (B) by Dynegy pursuant to Section 9.4(b) [withdrawal
                  of Enron recommendation to shareholders]; or

                           (C) by Enron pursuant to Section 9.3(c) [fiduciary
                  out];

then Enron shall pay Dynegy a fee of $297.5 million at the time of such termination (or, in the case of clause (A)(1), at the time such clause is satisfied, and such fee shall be reduced by any prior payment under Section 9.5(c)) and shall concurrently pay a fee of $52.5 million to ChevronTexaco, in each case in cash by wire transfer to an account designated by Dynegy or ChevronTexaco, respectively.

                  (ii) If this Agreement is terminated by Enron pursuant to
Section 9.3(c) and in accordance with the terms thereof (including the payment of the fee referred to therein), no fee additional to the fee specified in
Section 9.3(c) shall be payable by Enron to Dynegy.

                  (b) If this Agreement is terminated:

                           (A) by Enron or Dynegy pursuant to Section 9.2(c)
                  [failure to obtain Dynegy shareholder approval] either (1) after the public announcement of a Dynegy Acquisition Proposal, whether or not the Dynegy Acquisition Proposal is still pending or has been consummated, and Dynegy enters into an agreement with respect to any Dynegy Acquisition Proposal or is a party to or subject to a completed Dynegy Acquisition Proposal (in either case, whether or not relating to the initial Dynegy Acquisition Proposal) on or prior to the date 12 months after such termination or (2) after the Board of Directors of Dynegy has withdrawn or modified, in a manner adverse to Enron, its approval or recommendation of the Dynegy Merger or recommended a Dynegy Acquisition Proposal, or resolved to do so; or

                           (B) by Enron pursuant to Section 9.3(b) [withdrawal
                  of Dynegy recommendation to shareholders]; or

                           (C) by Dynegy pursuant to Section 9.4(c) [fiduciary
                  out];

then Dynegy shall pay Enron a fee of $350 million at the time of such termination (or, in the case of clause (A)(1), at the time such clause is satisfied, and such fee shall be reduced by any prior payment under Section 9.5(c)) in cash by wire transfer to an account designated by Enron.

                  (ii) If this Agreement is terminated by Dynegy pursuant to
Section 9.4(c) and in accordance with the terms thereof (including the payment of the fee referred to therein), no fee additional to the fee specified in Section 9.4(c) shall be payable by Dynegy to Enron.

                  (c) If this Agreement is terminated by Enron or Dynegy pursuant to Section 9.2(b) other than in circumstances covered by Section 9.5(a) requiring the payment of the fee specified therein at the time of termination, then Enron shall pay Dynegy a fee of $10 million to reimburse it for its costs and expenses incurred in connection with this transaction. If this Agreement is terminated by Enron or Dynegy pursuant to Section 9.2(c), other than in circumstances covered by Section 9.5(b) requiring the payment of the fee specified therein at the time of termination, then Dynegy shall pay Enron a fee of $10 million to reimburse it for its costs and expenses incurred in connection with this transaction.

                  (d) In the event of termination of this Agreement and the abandonment of the Mergers pursuant to this Article 9, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section 9.5, the last sentence of Section 7.6 and Section 7.12 and
Section 7.15 and except for the provisions of Sections 10.2, 10.3, 10.4, 10.6, 10.8, 10.9, 10.11, 10.12, 10.13 and 10.14, provided that nothing in this Section 9.5(d) shall relieve any party from any liability for any willful and material breach by such party of any of its representations or warranties set forth in this Agreement or any material breach by such party of any of its covenants or agreements set forth in this Agreement and, subject to Section 10.14, all rights and remedies of such nonbreaching party under this Agreement in the case of any such breach, at law or in equity, shall be preserved. The Confidentiality Agreement shall survive any termination of this Agreement, and the provisions of such Confidentiality Agreement shall apply to all information and material delivered by any party hereunder.

                  Section 9.6 Extension; Waiver. At any time prior to the Effective Time, each party may by action taken by its Board of Directors, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE 10

                               GENERAL PROVISIONS

                  Section 10.1 Nonsurvival of Representations, Warranties and Agreements. All representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall not survive the Mergers; provided, however, that the agreements contained in Article 4 and in Sections 3.1, 3.2, 7.11, 7.12, 7.13, 7.14 and 7.16 and this Article 10 and the agreements delivered pursuant to this Agreement shall survive the Mergers.

                  Section 10.2 Notices. Except as otherwise provided herein, any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission or by courier service (with proof of service), or hand delivery, addressed as follows:

                  (a) if to Enron:

                           Enron Corp.
                           1400 Smith Street
                           Houston, Texas 77002
                           Attention: General Counsel
                           Facsimile (713) 853-3129

                           with a copy to:

                           Vinson & Elkins L.L.P.
                           1001 Fannin, Suite 2300
                           Houston, Texas 77002-6760
                           Attention: William E. Joor, III, Esq.
                                      Scott N. Wulfe, Esq.
                           Facsimile: (713) 758-2346

                  (b) if to Dynegy, Newco, Dynegy Merger Sub or Enron Merger
Sub:

                           Dynegy Inc.
                           1000 Louisiana, Suite 5800
                           Houston, Texas 77002
                           Attention: General Counsel
                           Facsimile (713) 507-6808

                           with a copy to:

                           Baker Botts L.L.P.
                           One Shell Plaza
                           910 Louisiana
                           Houston, Texas 77002-4995
                           Attention: R. Joel Swanson, Esq.
                                      J. David Kirkland, Jr., Esq.
                           Facsimile: (713) 229-1522

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

                  Section 10.3 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for the provisions of Article 4, Section 7.13 and Section 9.5(a) and except as provided in any agreements delivered pursuant hereto (collectively, the "Third-Party Provisions"), nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The Third-Party Provisions may be enforced by the beneficiaries thereof (including ChevronTexaco with respect to Section 9.5(a)). Notwithstanding the foregoing and any other provision of this Agreement, and in addition to any other required action of the Board of Directors of Newco, a majority of the Former Enron Directors (or their successors) serving on the Board of Directors of Newco shall be entitled during the one-year period commencing at the Effective Time to enforce the provisions of Section 7.16 on behalf of Enron's officers, directors and employees, as the case may be. Such directors' rights and remedies under the preceding sentence are cumulative and are in addition to any other rights and remedies that they may have at law or in equity, but in no event shall this Section 10.3 be deemed to impose any additional duties on any such directors. Newco shall pay, at the time they are incurred, all reasonable costs, fees and expenses of such directors incurred in connection with the assertion of any rights on behalf of the persons set forth above pursuant to this Section 10.3.

                  Section 10.4 Entire Agreement. This Agreement, the exhibits to this Agreement, the Enron Disclosure Letter, the Dynegy Disclosure Letter and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto, except that the Confidentiality Agreement shall continue in effect. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

                  Section 10.5 Amendments. This Agreement may be amended by the parties hereto, by action taken or authorized by their Boards of Directors, at any time before or after approval of matters presented in connection with the Mergers by the shareholders of Enron or Dynegy, but after any such shareholder approval, no amendment shall be made which by law requires the further approval of shareholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                  Section 10.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its rules of conflicts of laws, except to the extent the laws of the State of Illinois are required to be applicable to the Dynegy Merger or the laws of the State of Oregon are required to be applicable to the Enron Merger.

                  Section 10.7 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

                  Section 10.8 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

                  Section 10.9 Interpretation. In this Agreement:

                  (a) Unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders, and words denoting natural persons shall include corporations and partnerships and vice versa.

                  (b) The phrase "to the knowledge of" and similar phrases relating to knowledge of Enron or Dynegy, as the case may be, shall mean the actual knowledge of its executive officers.

                  (c) "Material Adverse Effect" with respect to any person shall mean a material adverse effect on or change in the business, assets, liabilities, financial condition or results of operations of such person and its Subsidiaries, taken as a whole, or the ability of the party to consummate the transactions contemplated by this Agreement or fulfill the conditions to closing. "Enron Material Adverse Effect" and "Dynegy Material Adverse Effect" mean a Material Adverse Effect with respect to Enron and Dynegy, respectively. For purposes of determining whether an Enron Material Adverse Effect has occurred from and after the date of this Agreement, to the extent that the liabilities and expenses from and after the date hereof associated with all pending or threatened litigation matters, in the reasonable judgment of Dynegy exercised in good faith after consultation with outside counsel experienced in such types of litigation, exceed, or are reasonably likely to exceed, $2 billion in the aggregate (net of proceeds of insurance and litigation reserves reflected on the September 30, 2001 Balance Sheet), the amount of such excess over $2 billion will be taken into account in determining whether an Enron Material Adverse Effect has occurred, and, in any event, if the amount of such excess exceeds, or is reasonably likely to exceed, $1.5 billion, an Enron Material Adverse Effect will be deemed to have occurred; provided, however, that such $1.5 billion threshold shall have no implication, or be used, for purposes of interpreting any other provision or sentence of this Agreement, including, without limitation, interpreting whether an Enron Material Adverse Effect has occurred with respect to any matters other than litigation matters.

                  (d) The term "Subsidiary," when used with respect to any party, shall mean any corporation or other organization (including a limited liability company), whether incorporated or unincorporated, of which such party directly or indirectly owns at least 50% of the securities or other interests having by their terms ordinary voting power to elect at least 50% of the board of directors or others performing similar functions with respect to such corporation or other organization or, except with respect to Article 7, any organization of which such party or a Subsidiary of such party is a general partner or managing member.

                  Section 10.10 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

                  Section 10.11 Incorporation of Disclosure Letters and Exhibits. The Enron Disclosure Letter, the Dynegy Disclosure Letter and all exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

                  Section 10.12 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                  Section 10.13 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

                  Section 10.14 No Special Damages. IN NO EVENT SHALL ANY PARTY BE LIABLE IN RESPECT OF THIS AGREEMENT FOR EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES.

                  IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

                                       DYNEGY INC.


                                       By:  /s/ CHARLES L. WATSON
                                            ------------------------------------
                                            Charles L. Watson
                                            Chairman of the Board and Chief
                                            Executive Officer



                                       STANFORD, INC.


                                       By:  /s/ CHARLES L. WATSON
                                            ------------------------------------
                                            Charles L. Watson
                                            President



                                       SORIN, INC.


                                       By:  /s/ CHARLES L. WATSON
                                            ------------------------------------
                                            Charles L. Watson
                                            President



                                       BADIN, INC.


                                       By:  /s/ CHARLES L. WATSON
                                            ------------------------------------
                                            Charles L. Watson
                                            President



                                       ENRON CORP.


                                       By:  /s/ KENNETH L. LAY
                                            ------------------------------------
                                            Kenneth L. Lay
                                            Chairman of the Board and Chief
                                            Executive Officer

                                                                  EXHIBIT 2.1(a)

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                 STANFORD, INC.

                        Under Sections 242 and 245 of the
                        Delaware General Corporation Law


         Stanford, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), hereby certifies that:

         1. The current name of the Corporation is Stanford, Inc. The original Certificate of Incorporation of the Corporation (as heretofore amended, the "Certificate of Incorporation") was filed with the Secretary of State of the State of Delaware on November 2, 2001.

         2. The Board of Directors of the Corporation duly adopted resolutions proposing and declaring advisable the amendments to the Certificate of Incorporation this Restated Certificate of Incorporation is effecting, and the Corporation's sole stockholder has duly adopted those amendments and this Restated Certificate of Incorporation, all in accordance with the provisions of Sections 228, 242 and 245 of the DGCL.

         3. This Restated Certificate of Incorporation (hereinafter, this Restated Certificate of Incorporation, as it may be further amended or restated from time to time, is referred to as this "Restated Certificate of Incorporation") restates and amends the Certificate of Incorporation in its entirety as follows:

                      RESTATED CERTIFICATE OF INCORPORATION

         FIRST: The name of the Corporation is Stanford, Inc. (hereinafter, the "Corporation").

         SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Zip Code 19801, and the name of the registered agent of the Corporation at such address is The Corporation Trust Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

         FOURTH: The aggregate number of shares of capital stock that the Corporation shall have authority to issue is 3,000,000,000, of which 2,000,000,000 shares are classified as Class A common stock, no par value ("Class A Common Stock"), and 800,000,000 shares are classified as Class B common stock, no par value ("Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"), and 200,000,000 shares are classified as preferred stock, no par value ("Preferred Stock").

         The Corporation may issue shares of any class or series of its capital stock from time to time for such consideration and for such corporate purposes as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine.

         The following is a statement of the powers, preferences and rights, and the qualifications, limitations or restrictions, of the Preferred Stock, the Class A Common Stock and the Class B Common Stock:

                          DIVISION A. PREFERRED STOCK

         The shares of Preferred Stock may be divided into and issued in one or more series, the relative rights, powers and preferences of which series may vary in any and all respects. The Board of Directors is expressly vested with the authority to fix, by resolution or resolutions adopted prior to and providing for the issuance of any shares of each particular series of Preferred Stock and incorporate in a certificate of designations filed with the Secretary of State of the State of Delaware, the designations, powers, preferences, rights, qualifications, limitations and restrictions thereof, of the shares of each series of Preferred Stock, to the extent not provided for in this Restated Certificate of Incorporation, and with the authority to increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series of Preferred Stock below the number of shares within such series that is then issued. The authority of the Board of Directors with respect to fixing the designations, powers, preferences, rights, qualifications, limitations and restrictions of each such series of Preferred Stock shall include, but not be limited to, determination of the following:

         (1) the distinctive designation and number of shares of that series;

         (2) the rate of dividends (or the method of calculation thereof) payable with respect to shares of that series, the dates, terms and other conditions upon which such dividends shall be payable, and the relative rights of priority of such dividends to dividends payable on any other class or series of capital stock of the Corporation;

         (3) the nature of the dividend payable with respect to shares of that series as cumulative, noncumulative or partially cumulative, and if cumulative or partially cumulative, from which date or dates and under what circumstances;

         (4) whether shares of that series shall be subject to redemption, and, if made subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption (including the manner of selecting shares of that series for redemption if fewer than all shares of such series are to be redeemed);

         (5) the rights of the holders of shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation (which rights may be different if such action is voluntary than if it is involuntary), including the relative rights of priority in such event as to the rights of the holders of any other class or series of capital stock of the Corporation;

         (6) the terms, amounts and other conditions of any sinking or similar purchase or other fund provided for the purchase or redemption of shares of that series;

         (7) whether shares of that series shall be convertible into or exchangeable for shares of capital stock or other securities of the Corporation or of any other corporation or entity, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

         (8) the extent, if any, to which the holders of shares of that series shall be entitled (in addition to any voting rights provided by law) to vote as a class or otherwise with respect to the election of directors or otherwise;

         (9) the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Stock ranking on a parity with or prior to shares of that series as to dividends or upon liquidation, dissolution or winding up;

         (10) any other repurchase obligations of the Corporation, subject to any limitations of applicable law; and

         (11) any other designations, powers, preferences, rights, qualifications, limitations or restrictions of shares of that series.

         Any of the designations, powers, preferences, rights, qualifications, limitations or restrictions of any series of Preferred Stock may be dependent on facts ascertainable outside this Restated Certificate of Incorporation, or outside the resolution or resolutions providing for the issue of such series of Preferred Stock adopted by the Board of Directors pursuant to authority expressly vested in it by this Restated Certificate of Incorporation. Except as applicable law or this Restated Certificate of Incorporation otherwise may require, the terms of any series of Preferred Stock may be amended without consent of the holders of any other series of Preferred Stock or any class of capital stock of the Corporation.

         The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to the authority granted in this Division A of this Article FOURTH, and the consent, by class or series vote or otherwise, of holders of Preferred Stock of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock, whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of holders of at least a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of shares of any or all other series of Preferred Stock.

         Shares of any series of Preferred Stock shall have no voting rights except as required by law or as provided in the relative powers, preferences and rights of such series.

                            DIVISION B. COMMON STOCK

         Except as otherwise set forth in this Article FOURTH, Division B, the relative powers, preferences and rights, and the qualifications, limitations and restrictions, of the Class A Common Stock and the Class B Common Stock shall be identical in all respects.

     1. Dividends. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Restated Certificate of Incorporation, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation (other than Common Stock) or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in all such dividends and other distributions. In the case of dividends or other distributions payable in Common Stock, including distributions pursuant to stock splits or divisions of Common Stock, only shares of Class A Common Stock shall be paid or distributed with respect to Class A Common Stock and only shares of Class B Common Stock shall be paid or distributed with respect to Class B Common Stock. The number of shares of Class A Common Stock and Class B Common Stock so distributed on each share shall be equal in number. Neither the shares of Class A Common nor the shares of Class B Common Stock may be reclassified, subdivided or combined unless such reclassification, subdivision or combination occurs simultaneously and in the same proportion for each class.

     2. Voting.

     (a) Except as may be otherwise required by law or by the provisions of this Restated Certificate of Incorporation or the Bylaws of the Company, the holders of the Class B Common Stock shall vote together with the holders of the Class A Common Stock as a single class on every matter coming before any meeting of the stockholders or otherwise to be acted upon by the stockholders, subject to any voting rights which may be granted to holders of any other class or series of Preferred Stock. So long as any Class B Common Stock is outstanding, the Corporation shall not (x) without the affirmative vote of 66 2/3% of the shares of Class A and Class B Common Stock outstanding, voting as a single class, effect any amendments to this Restated Certificate of Incorporation, any mergers, consolidations, reorganizations, or sales of assets requiring stockholder approval under the DGCL or dispositions of all or substantially all of the Corporation's assets, or any liquidation, dissolution or winding up of the Corporation, or (y) without the affirmative vote of a majority of the shares of Class B Common Stock outstanding, voting as a separate class, and the affirmative vote of 66 2/3% of the shares of Class A and Class B Common Stock, voting as a single class, amend any provision of this paragraph (a) of Section 2 relating to the Common Stock.

     (b) The Board of Directors of the Corporation shall consist of at least twelve members and no more than fifteen members as established from time to time by resolution of the Board of Directors, except that such numbers are subject to automatic adjustment as necessary, under those circumstances and during those time periods that holders of any other class or series of the Corporation's outstanding Preferred Stock have rights to elect members of the Board of Directors (the "Preferred Stock Directors"), as set forth in this Restated Certificate of Incorporation or in the resolution of the Board of Directors establishing and designating such series and fixing and determining the relative rights and preferences thereof. So long as any shares of Class B Common Stock are outstanding, the holders of the Class B Common Stock, as such holders, shall be entitled to vote as a separate class for the election of the greater of (x) three directors of the Corporation and (y) that whole number of directors that is closest to but not less than 20% of the total number of directors (the "Class B Directors") and the holders of the Class A Common Stock shall be entitled to vote as a separate class for the remaining directors of the Corporation (the "Class A Directors"), excluding Preferred Stock Directors, if any. At such time as no Class B Common Stock is outstanding, the term of all Class B Directors shall immediately end.

     (c) For purposes of electing Class B Directors, the Board of Directors will nominate such individuals as may be specified by a majority vote of the then existing Class B Directors or, if there are no Class B Directors, by holders of a majority of the Class B Common Stock. The remaining directors will be nominated in accordance with the Corporation's Bylaws.

     (d) At any meeting having as a purpose the election of directors by holders of the Common Stock, the presence, in person or by proxy, of the holders of a majority of the shares of the relevant class or classes of Common Stock then outstanding shall be required and be sufficient to constitute a quorum of such class or classes for the election of any director by such holders. Each director shall be elected by the vote or written consent required under the DGCL of the holders of such class or classes. At any such meeting or adjournment thereof,
(i) the absence of a quorum of such holders of an applicable class of Common Stock shall not prevent the election of the directors to be elected by the holders of shares other than such class of Common Stock, and (ii) in the absence of such quorum (either of holders of such class of Common Stock or of shares other than such class of Common Stock, or both), a majority of the holders, present in person or by proxy, of the class or classes of stock which lack a quorum shall have power to adjourn the meeting for the election of directors which they are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. All of the holders of Class A Common Stock that are entitled to vote at an election of Class A Directors shall have the right to vote, in person or by proxy, the number of shares of Class A Common Stock owned by him or her for as many persons as there are Class A Directors to be elected and for whose election he or she has a right to vote, or to cumulate the votes by giving one candidate as many votes as the number of such Class A Directors multiplied by the aggregate number of votes shall equal, or by distributing such votes on the same principle among any number of such candidates. All of the holders of Class B Common Stock that are entitled to vote at an election of Class B Directors shall have the right to vote, in person or by proxy, the number of shares of Class B Common Stock owned by him or her for as many persons as there are Class B Directors to be elected and for whose election he or she has a right to vote, but in no event shall he or she be permitted to cumulate his or her votes for one or more Class B Directors.

     (e) Any vacancy in the office of a class of director may be filled by the remaining directors of such class, unless such vacancy occurred because of the removal (with or without cause) of a director or all offices of a class of directors are vacant, in which event such vacancy or vacancies shall be filled by the affirmative vote of the holders of a majority of the outstanding shares of the applicable class of Common Stock. Any or all of the directors may be removed, with or without cause, by vote or by written consent in each case in accordance with Section 141 of the DGCL by the holders of the applicable class of Common Stock and not otherwise. Any director elected to fill a vacancy shall serve the same remaining term as that of his or her predecessor, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

     (f) Without the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of the Class B Common Stock, the Corporation may not effect any change in the rights, privileges or preferences of the Class B Common Stock. This provision shall not be applicable to any amendment to this Restated Certificate of Incorporation or adoption of resolutions of the Board of Directors which establishes or designates one or more classes or series of Preferred Stock in accordance with Article FOURTH, Division A.

     (g) With respect to actions by the holders of Class B Common Stock upon those matters on which such holders are entitled to vote as a separate class, such actions may be taken without a stockholders meeting, and without any action by the holders of Class A Common Stock if no approval or action by the holders of Class A Common Stock is required pursuant to this Restated Certificate of Incorporation either voting as a separate class or together with the holders of Class B Common Stock acting as a single class, by the written consent of holders of the Class B Common Stock who would be entitled to vote at a meeting those shares having voting power to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock entitled to vote were present and voted. Notice shall be given in accordance with the applicable provisions of the DGCL of the taking of corporate action without a meeting by less than unanimous written consent to those holders of Class B Common Stock on the record date whose shares were not represented on the written consent.

     3. Transfer.

     (a) If any person holding shares of Class B Common Stock of record (a "Class B Holder") purports to transfer such shares of Class B Common Stock, whether by sale, assignment, gift, bequest or otherwise, except to a Permitted Transferee, such transfer shall be deemed to constitute a request by the Class B Holder for conversion of such shares and shall result in such shares being converted into Class A Common Stock as provided by Section 4 of this Article FOURTH, Division B.

     (b) In the case of a Class B Holder acquiring record and beneficial ownership of the shares of Class B Common Stock in question upon initial issuance by the Corporation (an "Original Holder"), a "Permitted Transferee" shall mean any Affiliate (as defined below) of such Original Holder.

         In the case of a Class B Holder which is a Permitted Transferee of an Original Holder, a "Permitted Transferee" shall mean:

     (y) any Original Holder, or

     (z) any Permitted Transferee of any Original Holder.

         For this paragraph and Section 4 of this Article FOURTH, Division B, "Affiliate" means any corporation, partnership, limited liability company or other entity (each, a "Person") that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person, and includes any Person acting in concert with another Person.

     (c) With respect to a Class B Holder which holds shares by virtue of its status as an Affiliate, the subsequent loss of Affiliate status shall, unless within 15 days thereafter all shares of Class B Common Stock held by such Class B Holder are transferred to an Original Holder or a Permitted Transferee of an Original Holder, result in the automatic conversion of all of its shares of Class B Common Stock into shares of Class A Common Stock, and stock certificates formerly representing such shares of Class B Common Stock shall thereupon and thereafter be deemed to represent shares of Class A Common Stock as provided by
Section 4 of this Article FOURTH, Division B.

     (d) Any transfer of shares of Class B Common Stock not permitted hereunder shall result in the conversion of the transferee's shares of Class B Common Stock into shares of Class A Common Stock as provided by Section 4 of this Article FOURTH, Division B, effective as of the date on which certificates representing such shares are presented for transfer on the books of the Corporation or on such earlier date that the Corporation receives notice of such attempted transfer. The Corporation may, in connection with preparing a list of stockholders entitled to vote at any meeting of stockholders, or as a condition to the transfer or the registration of shares of Class B Common Stock on the Corporation's books, require the furnishing of such affidavits or other proof as it deems necessary to establish that the person is the beneficial owner of shares of Class B Common Stock or is a Permitted Transferee.

     (e) Shares of Class B Common Stock shall be registered in the names of the beneficial owners thereof and not in "street" or "nominee" name. For this purpose, a "beneficial owner" of any shares of Class B Common Stock shall mean a person who, or any entity which, possesses the powers, either singly or jointly, to direct the voting or disposition of such shares. Certificates for shares of Class B Common Stock shall bear the following legend:

         The rights, preferences and limitations of the Class B Common Stock represented by this certificate are specified in and governed by the Restated Certificate of Incorporation of Stanford, Inc., a Delaware corporation (the "Corporation"), which has been filed with the Secretary of State of the State of Delaware, and the Corporation's Bylaws. This certificate is transferable only in the circumstances described and upon compliance with the conditions specified in the Corporation's Restated Certificate of Incorporation and Bylaws. A copy of the Corporation's Restated Certificate of Incorporation and Bylaws is available from the Corporation without charge to the record holder of this certificate upon written request to the Corporation at its principal place of business or record office.

     4.  Conversion.

     (a) Each share of Class B Common Stock shall be converted at such time, in such manner and upon such terms and conditions as provided herein into one fully paid and non-assessable share of Class A Common Stock.

     (b) Each share of Class B Common Stock shall automatically convert into a share of Class A Common Stock (x) at such time as the holders of all Class B Common Stock cease to own in the aggregate 15% of the issued and outstanding Common Stock, or (y) at such earlier time as provided in Section 3 of this Article FOURTH, Division B. Upon automatic conversion of shares of Class B Common Stock, the Corporation shall reflect such conversion, and the issuance of Class A Common Stock in connection therewith on its books and records for all purposes even if certificates reflecting such converted shares of Class B Common Stock are not surrendered to the Corporation or its transfer agent. All shares of Class B Common Stock, upon conversion thereof into Class A Common Stock, shall retain their designation as Class B Common Stock and shall have the status of authorized and unissued shares of Class B Common Stock; provided that if all shares of Class B Common Stock outstanding are converted into shares of Class A Common Stock, then all authorized but unissued shares or treasury shares of Class B Common Stock shall automatically convert into authorized but unissued or treasury shares of Class A Common Stock, as the case may be, and no further shares of Class B Common Stock shall exist. Except as specifically contemplated under this Section 4, shares of Class B Common Stock may not be converted into Class A Common Stock.

     (c) Each share of Class A Common Stock beneficially owned (within the meaning of Section 3 of this Article FOURTH, Division B) by Chevron U.S.A. Inc., a Pennsylvania corporation ("Chevron"), or its Affiliates shall simultaneous with Chevron or its Affiliate acquiring such ownership automatically be converted into one fully paid and non-assessable share of Class B Common Stock; provided, however, that for purposes of any shares of Class B Common Stock so issued, only Chevron will be deemed to be the Original Holder thereof for purposes of the provisions of Section 3 of this Article FOURTH, Division B, and provided, further, that this provision shall not apply with respect to shares of Class A Common Stock issued upon conversion of all Class B Common Stock in accordance with part (x) of the first sentence of paragraph (b) of this Section 4, or any shares of Class A Common Stock owned by Chevron or its Affiliates, after such conversion shall have occurred. Upon automatic conversion of shares of Class A Common Stock, the Corporation shall reflect such conversion and the issuance of Class B Common Stock in connection therewith on its books and records for all purposes even if certificates reflecting such converted shares of Class A Common Stock are not surrendered to the Corporation for transfer. All shares of Class B Common Stock shall be subject to the restrictions and provisions contained in this Restated Certificate of Incorporation. All shares of Class A Common Stock, upon conversion thereof into Class B Common Stock, shall retain their designation as Class A Common Stock and shall have the status of authorized and unissued shares of Class A Common Stock.

     (d) Nothing herein shall prevent the Original Holder (or any Permitted Transferee) of the Class B Common Stock and the Corporation from executing an agreement allowing the Original Holder (or any Permitted Transferee), at its option, to convert the Class B Common Stock into Class A Common Stock, nor the conversion of any Class B Common Stock pursuant to such agreement.

     (e) The Corporation will, as soon as practicable after such deposit of a certificate or certificates for Common Stock to be converted in accordance with this Section 4, issue and deliver at the office of the Corporation or of its transfer agent to the person for whose account such Common Stock was so surrendered, a certificate or certificates for the number of full shares of Common Stock into which the shares represented by the surrendered certificate are converted. If surrendered certificates for Common Stock are converted only in part, the Corporation will issue and deliver to the holder, without charge therefor, a new certificate or certificates representing the aggregate of the unconverted shares of such class of Common Stock. The failure of the holder to deliver to the Corporation certificates representing shares of a class of Common Stock converted in accordance with this Section 4, shall in no way affect the automatic conversion of such shares.

     (f) The issuance of certificates for shares of a class of Common Stock upon conversion of shares of the other class of Common Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance; provided, however, if any such certificate is to be issued in a name other than that of the holder of the share or shares of the class of Common Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

     (g) The Corporation shall at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying the obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation. The Corporation shall take all such corporate and other actions as from time to time may be necessary to insure that all shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock upon issue will be duly and validly authorized and issued, fully paid and nonassessable and free of any preemptive or similar rights. In order that the Corporation may issue shares of Class A Common Stock upon conversion of the Class B Common Stock, the Corporation will endeavor to comply with all applicable Federal and state securities laws and will endeavor to list such shares to be issued upon conversion on such securities exchange on which the Class A Common Stock is then listed.

     (h) The Corporation shall at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class A Common Stock a number of shares of Class B Common Stock equal to 40% of the number of outstanding shares of Class A Common Stock, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying the obligations in respect of the conversion of the outstanding shares of Class A Common Stock by delivery of shares of Class B Common Stock which are held in the treasury of the Corporation. The Corporation shall take all such corporate and other actions as from time to time may be necessary to insure that all shares of Class B Common Stock issuable upon conversion of shares of Class A Common Stock upon issue will be duly and validly authorized and issued, fully paid and nonassessable and free of any preemptive or similar rights. In order that the Corporation may issue shares of Class B Common Stock upon conversion of the Class A Common Stock, the Corporation will endeavor to comply with all applicable Federal and state securities laws.

     5. Distribution of Assets. In the event of any liquidation, dissolution or winding up of the Corporation, or any reduction or decrease of its capital stock resulting in a distribution of assets to the holders of the Common Stock, after there shall have been paid to or set aside for the holders of the stock ranking senior to the Common Stock the full preferential amounts to which they are respectively entitled, the holders of the Common Stock shall be entitled to receive, pro rata, all of the remaining assets of the Corporation available for distribution to its stockholders.

     6. Entire Designations. Except as may otherwise be required by law and for the equitable rights and remedies which may otherwise be available to holders of Common Stock, the shares of Common Stock shall not have any designations, preferences, limitations or relative rights, other than those specifically set forth in this Restated Certificate of Incorporation.

     7. Headings. The headings of the various subdivisions of this Division B are for convenience of reference only and shall not affect the interpretation of any of the provisions of this Section.

         FIFTH: Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the authority and powers conferred on the Board of Directors by the DGCL or by the other provisions of this Restated Certificate of Incorporation, the Board of Directors is authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Restated Certificate of Incorporation and the Bylaws of the Corporation; provided, however, that no Bylaws hereafter adopted, or any amendments thereto, shall invalidate any prior act of the Board of Directors that would have been valid if such Bylaws or amendment had not been adopted.

         SIXTH: Action by Written Consent; Special Meetings. Except as contemplated by Section 2(g) of Article FOURTH, Division B of this Restated Certificate of Incorporation, no action required to be taken or that may be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, and the power of the stockholders of the Corporation to consent in writing to the taking of any action by written consent without a meeting is specifically denied. Unless otherwise provided by the DGCL, by this Restated Certificate of Incorporation or by any provisions established pursuant to Article FOURTH hereof with respect to the rights of holders of one or more outstanding series of Preferred Stock, special meetings of the stockholders of the Corporation may be called at any time only by the Chairman of the Board of Directors, the President, the Chief Executive Officer of the Corporation, by the Board of Directors pursuant to a resolution approved by the affirmative vote of at least a majority of the members of the Board of Directors, or by any holder or holders of at least 20% of the outstanding shares of Common Stock entitled to vote on the matter for which the meeting is called, and no such special meeting may be called by any other person or persons.

         SEVENTH: No director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation; provided, however, that this Article SEVENTH shall not eliminate or limit the liability of such a director (1) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, as the same exists or as such provision may hereafter be amended, supplemented or replaced, or (4) for any transactions from which such director derived an improper personal benefit. If the DGCL is amended after the filing of this Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by such law, as so amended. Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

         EIGHTH: Subject to the provisions of this Restated Certificate of Incorporation, the Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, by the board of directors; provided that no amendment or repeal of (a) the last sentence of Section 3 of Article III of the Bylaws, and (b) Sections 6, 7(b), 7(c), 9 and 10 of Article III of the Bylaws, nor the adoption of any provision of the Bylaws which would substantially and adversely affect the rights of the holders of Class B Common Stock, shall be effective except upon the affirmative vote of a majority of the shares of Class B Common Stock outstanding, voting as a separate class.

         IN WITNESS WHEREOF, the Corporation has caused the Restated Certificate of Incorporation to be signed and attested by its duly authorized officers, this ____ day of _______, 2001.

                                       STANFORD,  INC.



                                       By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                                                  EXHIBIT 2.1(b)

                           AMENDED AND RESTATED BYLAWS
                                       OF
                                 STANFORD, INC.

         Adopted and Amended by Resolution of the Board of Directors on


                              __________ ___, 2001


                                   ARTICLE I

                                  CAPITAL STOCK

         Section 1. Share Ownership. Shares for the capital stock of the Company shall be certificated; provided, however, that the Board of Directors of the Company may provide by resolution or resolutions that some or all of any or all classes or series of the Company's stock may be uncertificated shares. Owners of shares of the capital stock of the Company shall be recorded in the share transfer records of the Company and ownership of such shares shall be evidenced by a certificate or book entry notation in the share transfer records of the Company. Any certificates representing such shares shall be signed by the Chairman of the Board, if there is one, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary and shall be sealed with the seal of the Company, which signatures and seal may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

         Section 2. Stockholders of Record. The Board of Directors of the Company may appoint one or more transfer agents or registrars of any class of stock or other security of the Company. The Company may be its own transfer agent if so appointed by the Board of Directors. The Company shall be entitled to treat the holder of record of any shares of the Company as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or any rights deriving from such shares, on the part of any other person, including (but without limitation) a purchaser, assignee or transferee, unless and until such other person becomes the holder of record of such shares, whether or not the Company shall have either actual or constructive notice of the interest of such other person.

         Section 3. Transfer of Shares. The shares of the capital stock of the Company shall be transferable in the share transfer records of the Company by the holder of record thereof, or his duly authorized attorney or legal representative in accordance with the Restated Certificate of Incorporation of the Company and applicable law, upon presentation to the Company or to its transfer agent (if any) of a duly executed assignment and other evidence of authority to transfer, or proper evidence of succession, and, if the shares are represented by a certificate, a duly endorsed certificate or certificates for shares surrendered for cancellation, and with such proof of the authenticity of the signatures as the corporation or its transfer agent may reasonably require. All certificates representing shares surrendered for transfer, properly endorsed, shall be canceled and new certificates for a like number of shares shall be issued therefor. In the case of lost, stolen, destroyed or mutilated certificates representing shares for which the Company has been requested to issue new certificates, new certificates or other evidence of such new shares may be issued upon such conditions as may be required by the Board of Directors or the Corporate Secretary or an Assistant Corporate Secretary for the protection of the Company and any transfer agent or registrar. Uncertificated shares shall be transferred in the share transfer records of the Company upon the written instruction originated by the appropriate person to transfer the shares.

         Section 4. Stockholders of Record and Fixing of Record Date. Except as otherwise required by applicable law, for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a record date for any such determination of stockholders, such date to be not more than sixty days, and in the case of a meeting of stockholders not less than ten days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, the day next preceding the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as herein provided, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the share transfer records and the stated period of closing has expired.

                                   ARTICLE II

                            Meetings of Stockholders

         Section 1. Place of Meetings. All meetings of stockholders shall be held at the principal office of the Company, in the City of Houston, Texas, or at such other place within or without the State of Delaware as may be designated by the Board of Directors or officer calling the meeting.

         Section 2. Annual Meeting. The annual meeting of the stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors or as may otherwise be stated in the notice of the meeting.

         Section 3. Special Meetings. Special meetings of the stockholders of the Company may be called at any time only by the Chairman of the Board, if there is one, the President and Chief Executive Officer of the Company, by the Board of Directors pursuant to a resolution approved by the affirmative vote of at least a majority of the members of the Board of Directors, or by any holder or holders of at least 20% of the outstanding shares entitled to vote on the matter for which the meeting is called, and no such special meeting may be called by any other person or persons.

         Section 4. Notice of Meeting. Except as otherwise required by applicable law, written or printed notice of all meetings stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, if there is one, the Chief Executive Officer, if there is one, the President, the Corporate Secretary or the officer or person calling the meeting to each stockholder of record entitled to vote at such meetings. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his address as it appears on the share transfer records of the Company, with postage thereon prepaid.

         Section 5. Voting List. The officer or agent having charge of the share transfer records for shares of the Company shall make, at least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten days prior to such meeting, shall be kept on file at the principal place of business of the Company and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original share transfer records shall be prima facie evidence as to who are the stockholders entitled to examine such list or to vote at any meeting of stockholders. Failure to comply with any requirements of this Section 5 shall not affect the validity of any action taken at such meeting.

         Section 6. Quorum and Vote of Stockholders. Except as otherwise provided by law, the Restated Certificate of Incorporation of the Company or these Bylaws, the holders of a majority of shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, but, if a quorum is not represented, a majority in interest of those represented may adjourn the meeting from time to time. With respect to each matter other than the election of directors as to which no other voting requirement is specified by law, the Restated Certificate of Incorporation of the Company or in this Section 6, the affirmative vote of the holders of a majority of the shares entitled to vote on that matter and represented in person or by proxy at a meeting at which a quorum is present shall be the act of the stockholders. With respect to a matter submitted to a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of the New York Stock Exchange, Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by law, the Restated Certificate of Incorporation of the Company or these Bylaws, the affirmative vote of the holders of a majority of the shares entitled to vote on, and voted for or against, that matter at a meeting at which a quorum is present shall be the act of the stockholders, provided that approval of such matter shall also be conditioned on any more restrictive requirement of such stockholder approval policy, Rule 16b-3 or Internal Revenue Code provision, as applicable, being satisfied. With respect to the approval of independent public accountants (if submitted for a vote of the stockholders), the affirmative vote of the holders of a majority of the shares entitled to vote on, and voted for or against, that matter at a meeting of stockholders at which a quorum is present shall be the act of the stockholders.

         Section 7. Presiding Officer and Conduct of Meetings. The Chairman of the Board, if there is one, or in his absence, the Chief Executive Officer, if there is one, or in his absence, the President shall preside at all meetings of the stockholders or, if such officers are not present at a meeting, by such other person as the Board of Directors shall designate or if no such person is designated by the Board of Directors, the most senior officer of the Company present at the meeting. The Corporate Secretary of the Company, if present, shall act as secretary of each meeting of stockholders; if he is not present at a meeting, then such person as may be designated by the presiding officer shall act as secretary of the meeting. Meetings of stockholders shall follow reasonable and fair procedure. Subject to the foregoing, the conduct of any meeting of stockholders and the determination of procedure and rules shall be within the absolute discretion of the officer presiding at such meeting (the "Chairman of the Meeting"), and there shall be no appeal from any ruling of the Chairman of the Meeting with respect to procedure or rules. Accordingly, in any meeting of stockholders or part thereof, the Chairman of the Meeting shall have the sole power to determine appropriate rules or to dispense with theretofore prevailing rules. Without limiting the foregoing, the following rules shall apply:

                  (a) If disorder should arise which prevents continuation of the legitimate business of meeting, the Chairman of the Meeting may announce the adjournment of the meeting; and upon so doing, the meeting shall be immediately adjourned.

                  (b) The Chairman of the Meeting may ask or require that anyone not a bona fide stockholder or proxy leave the meeting.

                  (c) A resolution or motion proposed by a stockholder shall only be considered for vote of the stockholders if it meets the criteria of Article II, Section 8 (Proper Business--Annual Meeting of Stockholders) or Article II, Section 9 (Proper Business--Special Meeting of Stockholders), as the case may be. The Chairman of the Meeting may propose any resolution or motion for vote of the stockholders.

                  (d) The order of business at all meetings of stockholders shall be determined by the Chairman of the Meeting.

                  (e) The Chairman of the Meeting may impose any reasonable limits with respect to participation in the meeting by stockholders, including, but not limited to, limits on the amount of time taken up by the remarks or questions of any stockholder, limits on the number of questions per stockholder and limits as to the subject matter and timing of questions and remarks by stockholders.

                  (f) Before any meeting of stockholders, the Board of Directors
         (i) shall appoint three persons other than nominees for office to act as inspectors of election at the meeting or its adjournment and (ii) may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the Chairman of the Meeting shall appoint one or more, up to a maximum of three, inspectors of election to act at the meeting of the stockholders.

                  The duties of the inspectors shall be to:

                        (i) determine the number of shares outstanding and the
                  voting power of each such share, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies and ballots;

                        (ii) receive votes or ballots;

                        (iii) hear and determine all challenges and questions in
                  any way arising in connection with the vote and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;

                        (iv) count and tabulate all votes and ballots;

                        (v) report and certify to the Board of Directors the
                  results based on the information assembled by the inspectors; and

                        (vi) do any other acts that may be proper to conduct the
                  election or vote with fairness to all stockholders.

                  (g) Each inspector of election, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability.

                  (h) In determining the validity and counting of proxies and ballots, the inspectors of election shall be limited to an examination of the items specifically allowed by Section 231(d) of the DGCL.

         All determinations of the Chairman of the Meeting shall be conclusive unless a matter is determined otherwise upon motion duly adopted by the affirmative vote of the holders of at least 662/3 % of the voting power of the shares of capital stock of the Company entitled to vote in the election of directors held by stockholders present in person or represented by proxy at such meeting.

         Section 8. Proper Business--Annual Meeting of Stockholders. At any annual meeting of stockholders, only such business shall be conducted as shall be a proper subject for the meeting and shall have been properly brought before the meeting. To be properly brought before an annual meeting of stockholders, business (other than business relating to any nomination of directors, which is governed by Article III, Section 3 of these Bylaws) must (a) be specified in the notice of such meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise be properly brought before the meeting by or at the direction of the Chairman of the Meeting or the Board of Directors (or any duly authorized committee thereof) or (c) otherwise (i) be properly requested to be brought before the meeting by a stockholder of record entitled to vote in the election of directors generally, in compliance with the provisions of this Section 8 and
(ii) constitute a proper subject to be brought before such meeting. For business to be properly brought before an annual meeting of stockholders, any stockholder who intends to bring any matter (other than a matter relating to any nomination of directors, which is governed by Article III, Section 3 of these Bylaws) before an annual meeting of stockholders and is entitled to vote on such matter must deliver written notice of such stockholder's intent to bring such matter before the annual meeting of stockholders, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary of the Company. Such notice must be received by the Corporate Secretary not less than ninety days nor more than 180 days prior to the date on which the immediately preceding year's annual meeting of stockholders was held. In no event shall the public disclosure of an adjournment of an annual meeting of stockholders commence a new time period for the giving of a stockholder's notice as described above.

         To be in proper written form, a stockholder's notice to the Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting of stockholders (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company's books and records, of the stockholder proposing such business, (c) evidence, reasonably satisfactory to the Corporate Secretary of the Company, of such stockholder's status as such and of the number of shares of each class of capital stock of the Company of which such stockholder is the beneficial owner,
(d) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names and the number of shares beneficially owned by them) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. No business shall be conducted at an annual meeting of stockholders except in accordance with the procedures set forth in this Section 8. Beneficial ownership shall be determined in accordance with Rule 13d-3 under the Exchange Act. When used in these Bylaws, "person" has the meaning ascribed to such term in Section 2(a)(2) of the Securities Act of 1933, as amended, as the context may require.

         Within thirty days after such stockholder shall have submitted the aforesaid items, the Corporate Secretary or the Board of Directors of the Company shall determine whether the proposed business has been properly requested to be brought before the annual meeting of stockholders and shall notify such stockholder in writing of its determination. If such stockholder fails to submit a required item in the form or within the time indicated, or if the Corporate Secretary or the Board of Directors of the Company determines that the proposed business otherwise has not been properly requested, then such proposal by such stockholder shall not be voted upon by the stockholders of the Company at such annual meeting of stockholders. The Chairman of the Meeting shall, if the facts warrant, determine and declare to the meeting that a proposal made by a stockholder of the Company pursuant to this Section 8 was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective proposal shall be disregarded.

         Nothing in this Section 8 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the direction of, or on behalf of the Board of Directors of the Company.

         Section 9. Proper Business--Special Meeting of Stockholders. At any special meeting of stockholders, only such business shall be conducted as shall have been stated in the notice of such meeting or shall otherwise have been properly brought before the meeting by or at the direction of the Chairman of the Meeting or the Board of Directors (or any duly authorized committee thereof).

         Section 10. Action by Written Consent. Except as set forth otherwise in the Restated Certificate of Incorporation of the Company, no action required to be taken or that may be taken at any annual or special meeting of the stockholders of the Company may be taken without a meeting, and the power of the stockholders of the Company to consent in writing to the taking of any action by written consent without a meeting is specifically denied.

                                  ARTICLE III

                                    Directors

         Section 1. General. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors.

         Section 2. Number; Term. The number of directors which shall constitute the whole Board of Directors shall be fixed in the manner provided in the Restated Certificate of Incorporation of the Company. Except as otherwise provided in the Restated Certificate of Incorporation of the Company or applicable law, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director until the expiration of his or her current term, or his or her prior death, resignation, disqualification or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         Each director elected by the holders of Preferred Stock pursuant to Division A of Article FOURTH of the Restated Certificate of Incorporation of the Company (or elected by such directors to fill a vacancy) shall serve for a term ending upon the earlier of the election of his successor or the termination at any time of a right of the holders of Preferred Stock to elect members of the Board of Directors.

         The above qualifications and limitations notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he or she shall resign, become disqualified, disabled or shall otherwise be removed.

         Section 3. Nomination of Directors. Nominations for the election of directors may be made by the Board of Directors or by any stockholder (each, a "Nominator") entitled to vote in the election of directors. Such nominations, other than those made by the Board of Directors, shall be made in writing pursuant to timely notice delivered to or mailed and received by the Corporate Secretary of the Company as set forth in this Section 3. To be timely in connection with an annual meeting of stockholders, a Nominator's notice, setting forth the name and address of the person to be nominated, shall be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 180 days prior to the date on which the immediately preceding year's annual meeting of stockholders was held. To be timely in connection with any election of a director at a special meeting of the stockholders, a Nominator's notice, setting forth the name of the person to be nominated, shall be delivered to or mailed and received at the principal executive offices of the Company not less than forty days nor more than sixty days prior to the date of such meeting; provided, however, that in the event that less than forty-seven days' notice or prior public disclosure of the date of the special meeting of the stockholders is given or made to the stockholders, the Nominator's notice to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of date of the meeting was mailed or such public disclosure was made. At such time, the Nominator shall also submit written evidence, reasonably satisfactory to the Corporate Secretary of the Company, that the Nominator is a stockholder of the Company and shall identify in writing (a) the name and address of the Nominator, (b) the number of shares of each class of capital stock of the Company owned beneficially by the Nominator, (c) the name and address of each of the persons with whom the Nominator is acting in concert, (d) the number of shares of capital stock beneficially owned by each such person with whom the Nominator is acting in concert and (e) a description of all arrangements or understandings between the Nominator and each nominee and any other persons with whom the Nominator is acting in concert pursuant to which the nomination or nominations are to be made. At such time, the Nominator shall also submit in writing (i) the information with respect to each such proposed nominee that would be required to be provided in a proxy statement prepared in accordance with Regulation 14A under the Exchange Act and (ii) a notarized affidavit executed by each such proposed nominee to the effect that, if elected as a member of the Board of Directors, he will serve and that he is eligible for election as a member of the Board of Directors. Within thirty days (or such shorter time period that may exist prior to the date of the meeting) after the Nominator has submitted the aforesaid items to the Corporate Secretary of the Company, the Corporate Secretary of the Company shall determine whether the evidence of the Nominator's status as a stockholder submitted by the Nominator is reasonably satisfactory and shall notify the Nominator in writing of his determination. The failure of the Corporate Secretary of the Company to find such evidence reasonably satisfactory, or the failure of the Nominator to submit the requisite information in the form or within the time indicated, shall make the person to be nominated ineligible for nomination at the meeting at which such person is proposed to be nominated. The Chairman of the Meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Beneficial ownership shall be determined in accordance with Rule 13d-3 under the Exchange Act.

         No provision of this Section 3 shall apply to the election of any Class B Director (as defined in the Restated Certificate of Incorporation).

         Section 4. Place of Meetings and Meetings by Telephone. Meetings of the Board of Directors may be held either within or without the State of Delaware, at whatever place is specified by the officer calling the meeting. Meetings of the Board of Directors may also be held by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting, except where a director participates in a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. In the absence of specific designation by the officer calling the meeting, the meetings shall be held at the principal office of the Company.

         Section 5. Regular Meetings. The Board of Directors shall meet each year immediately following the annual meeting of the stockholders for the transaction of such business as may properly be brought before the meeting. The Board of Directors shall also meet regularly at such other times as shall be designated by the Board of Directors. No notice of any kind to either existing or newly elected members of the Board of Directors for such annual or regular meetings shall be necessary.

         Section 6. Special Meetings. Special meetings of the Board of Directors may be held at any time upon the call of the Chairman of the Board, if there is one, the Chief Executive Officer, if there is one, the President or the Corporate Secretary of the Company or any three of the directors then in office. Notice of any special meeting shall be given: (i) at least five days prior thereto if the notice is given personally or by an electronic transmission, (ii) at least five business days prior thereto if the notice is given by having it delivered by a third party entity that provides delivery services in the ordinary course of business and guarantees delivery of the notice to the director no later than the following business day, and (iii) at least seven business days prior thereto if the notice is given by mail. Notice of any meeting where any actions described in Section 7(b) of this Article III will be considered shall be given to Class B Directors at least 30 days before the vote on any such action and shall set forth the material terms thereof. For this purpose, the term "electronic transmission" may include, but shall not be limited to, a facsimile, email or other electronic means. Notice shall be delivered to the director's business address and/or telephone number and shall be deemed given upon electronic transmission, upon delivery to the third party delivery service, or upon being deposited in the United States mail with postage thereon prepaid. Notice of the time, place and purpose of any special meeting may be waived in writing before or after such meeting, and shall be equivalent to the giving of notice. Attendance of a director at such meeting shall also constitute a waiver of notice thereof, except where he attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Except as otherwise provided by these Bylaws, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 7. Quorum and Voting

                  (a) Except as otherwise provided by applicable law, a majority of the number of directors fixed in the manner provided in the Restated Certificate of Incorporation of the Company shall constitute a quorum for the transaction of business. Except as otherwise provided by law, the Restated Certificate of Incorporation of the Company or these Bylaws, the affirmative vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. Any regular or special directors' meeting may be adjourned from time to time by those present, whether a quorum is present or not.

                  (b) Notwithstanding anything to the contrary herein, so long as any shares of Class B Common Stock of the Company are issued and outstanding and the holders of Class B Common Stock have not terminated their rights to block such actions granted to them under Section 4.1 of the Stockholder Agreement between the Company and Chevron U.S.A. Inc., a Pennsylvania corporation, dated November 9, 2001, the Company shall not take (or permit to be taken in its capacity as a stockholder or partner or otherwise permit any subsidiary of the Company to take) any of the following actions if all of the Class B Directors present at the meeting where such action is considered vote against such action:

                        (i) amendment of (A) the last sentence of Article III,
                  Section 3 of these Bylaws, (B) Article III, Sections 6, 7(b), 7(c), 9 and 10 of these Bylaws, or (C) the last two sentences of Section 2(d) of Article IV, Division B of the Restated Certificate of Incorporation of the Company;

                        (ii) adoption of any provision of these Bylaws or
                  amendment to the Restated Certificate of Incorporation which would substantially and adversely affect the rights of the holders of the Class B Common Stock;

                        (iii) authorization of new shares of any stock or other
                  voting securities of the Company where the aggregate consideration to be received by the Company therefor exceeds $3 billion;

                        (iv) any merger or consolidation of the Company or any
                  subsidiary (other than a merger or consolidation by a subsidiary with the Company or another subsidiary), any joint venture, any liquidation or dissolution of the Company, any voluntary initiation of a proceeding in bankruptcy or acquiescence to an involuntary initiation of a proceeding in bankruptcy, any acquisition of stock or assets by the Company or its subsidiaries, or any issuance of common or preferred stock by the Company, any of which would result in the payment or receipt of consideration (including the incurrence or assumption of indebtedness and liabilities) having a fair market value exceeding $3 billion; or

                        (v) any other material transaction (or series of related
                  transactions) which would result in the payment or receipt of consideration (including the incurrence or assumption of indebtedness and liabilities) having a fair market value exceeding $3 billion and is out of the ordinary course of business for the Company.

                  (c) The executive officers of the Company shall advise the members of the Board of Directors of the consideration of a proposal relating to any matter of the type described in Section 7(b) at such time as they determine to give substantive attention to such proposal.

         Section 8. Compensation. Directors shall receive such compensation for their services as shall be determined by the Board of Directors.

         Section 9. Executive and Other Committees. The Board of Directors, by resolution or resolutions adopted by a majority of the full Board of Directors, may designate one or more members of the Board of Directors to constitute an Executive Committee, and one or more other committees, which shall in each case be comprised of such number of directors as the Board of Directors may determine from time to time. Unless precluded by applicable law or rule of the New York Stock Exchange, each committee of the Board of Directors, other than any nomination committee with respect to Class A Directors (as such term is defined in the Company's Restated Certificate of Incorporation), shall include at least one Class B Director at all times, unless a majority of Class B Directors consents to a committee not having any Class B Directors. Subject to such restrictions as may be contained in the Company's Restated Certificate of Incorporation or that may be imposed by the DGCL, any such committee shall have and may exercise such powers and authority of the Board of Directors in the management of the business and affairs of the Company as the Board of Directors may determine by resolution and specify in the respective resolutions appointing them, and may authorize the seal of the Company to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders of the Company, any action or matter expressly required by the DGCL to be submitted to the stockholders for approval, (b) adopting, amending or repealing any Bylaw of the Company, or (c) actions set forth in Section 7(b) of this Article III. Each duly authorized action taken with respect to a given matter by any such duly appointed committee of the Board of Directors shall have the same force and effect as the action of the full Board of Directors and shall constitute for all purposes the action of the full Board of Directors with respect to such matter.

         The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the members of any such committee shall constitute a quorum. The Board of Directors shall name a chairman at the time it designates members to a committee. Each such committee shall appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with the provisions of Sections 4 and 6 of this Article III as the same shall from time to time be amended. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

         Section 10. Agenda Items. No action may be taken at a meeting of the Board of Directors with respect to any matter that was not previously set forth on an agenda for such meeting if either a majority of the Class B Directors present at such meeting or a majority of the other directors present at such meeting oppose taking action at such meeting with respect to such matter.

                                   ARTICLE IV

                                    Officers

         Section 1. Officers. The officers of the Company shall consist of a President and a Corporate Secretary and such other officers and agents as the Board of Directors may from time to time elect or appoint. The Board of Directors may delegate to the Chairman of the Board, if there is one, and/or the Chief Executive Officer, if there is one, the authority to appoint or remove additional officers and agents of the Company. Each officer shall hold office until his successor shall have been duly elected or appointed and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. Except for the Chairman of the Board, if any, no officer need be a director.

         Section 2. Vacancies; Removal. Whenever any vacancies shall occur in any office by death, resignation, increase in the number of offices of the Company, or otherwise, the officer so elected shall hold office until his successor is chosen and qualified. The Board of Directors may at any time remove any officer of the Company, whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         Section 3. Powers and Duties of Officers. The officers of the Company shall have such powers and duties as generally pertain to their offices as well as such powers and duties as from time to time shall be conferred by the Board of Directors. The Corporate Secretary shall have the duty to record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose.

                                   ARTICLE V

                                 Indemnification

         Section 1. General. The Company shall, to the fullest extent permitted by applicable law in effect on the date of effectiveness of these Bylaws, and to such greater extent as applicable law may thereafter permit, indemnify and hold Indemnitee harmless from and against any and all losses, liabilities, claims, damages and, subject to Article V, Section 2 (Expenses), Expenses (as this and all other capitalized words used in this Article V not previously defined in these Bylaws are defined in Article V, Section 16 (Definitions)), whatsoever arising out of any event or occurrence related to the fact that Indemnitee is or was a director or officer of the Company or is or was serving in another Corporate Status.

         Section 2. Expenses. If Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to any Matter in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf relating to such Matter. The termination of any Matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Matter. To the extent that the Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

         Section 3. Advances. In the event of any threatened or pending action, suit or proceeding in which Indemnitee is a party or is involved and that may give rise to a right of indemnification under this Article V, following written request to the Company by Indemnitee, the Company shall promptly pay to Indemnitee amounts to cover expenses reasonably incurred by Indemnitee in such proceeding in advance of its final disposition upon the receipt by the Company of (i) a written undertaking executed by or on behalf of Indemnitee providing that

Indemnitee will repay the advance if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as provided in these Bylaws and (ii) satisfactory evidence as to the amount of such expenses.

         Section 4. Repayment of Advances or Other Expenses. Indemnitee agrees that Indemnitee shall reimburse the Company all expenses paid by the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding against Indemnitee in the event and only to the extent that it shall be determined pursuant to the provisions of this Article V or by final judgment or other final adjudication under the provisions of any applicable law that Indemnitee is not entitled to be indemnified by the Company for such expenses.

         Section 5. Request for Indemnification. To obtain indemnification, Indemnitee shall submit to the Corporate Secretary of the Company a written claim or request. Such written claim or request shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by Indemnitee. The Corporate Secretary of the Company shall promptly advise the Board of Directors of such request.

         Section 6. Determination of Entitlement; No Change of Control. If there has been no Change of Control at the time the request for indemnification is submitted, Indemnitee's entitlement to indemnification shall be determined in accordance with Section 145(d) of the DGCL. If entitlement to indemnification is to be determined by Independent Counsel, the Company shall furnish notice to Indemnitee within ten days after receipt of the request for indemnification, specifying the identity and address of Independent Counsel. The Indemnitee may, within fourteen days after receipt of such written notice of selection, deliver to the Company a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and the objection shall set forth with particularity the factual basis for such assertion. If there is an objection to the selection of Independent Counsel, either the Company or Indemnitee may petition the Court for a determination that the objection is without a reasonable basis and/or for the appointment of Independent Counsel selected by the Court.

         Section 7. Determination of Entitlement; Change of Control. If there has been a Change of Control at the time the request for indemnification is submitted, Indemnitee's entitlement to indemnification shall be determined in a written opinion by Independent Counsel selected by Indemnitee. Indemnitee shall give the Company written notice advising of the identity and address of the Independent Counsel so selected. The Company may, within seven days after receipt of such written notice of selection, deliver to the Indemnitee a written objection to such selection. Indemnitee may, within five days after the receipt of such objection from the Company, submit the name of another Independent Counsel and the Company may, within seven days after receipt of such written notice of selection, deliver to the Indemnitee a written objection to such selection. Any objections referred to in this Section 7 may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and such objection shall set forth with particularity the factual basis for such assertion. Indemnitee may petition the Court for a determination that the Company's objection to the first and/or second selection of Independent Counsel is without a reasonable basis and/or for the appointment as Independent Counsel of a person selected by the Court.

         Section 8. Procedures of Independent Counsel. If a Change of Control shall have occurred before the request for indemnification is sent by Indemnitee, Indemnitee shall be presumed (except as otherwise expressly provided in this Article V) to be entitled to indemnification upon submission of a request for indemnification in accordance with Article V, Section 5 (Request for Indemnification), and thereafter the Company shall have the burden of proof to overcome the presumption in reaching a determination contrary to the presumption. The presumption shall be used by Independent Counsel as a basis for a determination of entitlement to indemnification unless the Company provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel convinces him by clear and convincing evidence that the presumption should not apply.

         Except in the event that the determination of entitlement to indemnification is to be made by Independent Counsel, if the person or persons empowered under Article V, Section 6 (Determination of Entitlement; No Change of Control) or Section 7 (Determination of Entitlement; Change of Control) to determine entitlement to indemnification shall not have made and furnished to Indemnitee in writing a determination within sixty days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification or such indemnification is prohibited by applicable law. The termination of any Proceeding or of any Matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article V) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, or with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful. A person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan of the Company shall be deemed to have acted in a manner not opposed to the best interests of the Company.

         For purposes of any determination hereunder, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or Proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Company or another enterprise or on information supplied to him by the officers of the Company or another enterprise in the course of their duties or on the advice of legal counsel for the Company or another enterprise or on information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise. The term "another enterprise" as used in this Section shall mean any other company or any partnership, limited liability company, association, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Company as a director, officer, employee or agent. The provisions of this paragraph shall not be deemed to be exclusive or to limit in any way the circumstances in which an Indemnitee may be deemed to have met the applicable standards of conduct for determining entitlement to rights under this Article V.

         Section 9. Independent Counsel Expenses. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred acting pursuant to this Article V and in any proceeding to which it is a party or witness in respect of its investigation and written report and shall pay all reasonable fees and expenses incident to the procedures in which such Independent Counsel was selected or appointed. No Independent Counsel may serve if a timely objection has been made to his selection until a court has determined that such objection is without a reasonable basis.

         Section 10. Adjudication. In the event that (i) a determination is made pursuant to Article V, Section 6 (Determination of Entitlement; No Change of Control) or Section 7 (Determination of Entitlement; Change of Control) that Indemnitee is not entitled to indemnification under this Article V; (ii) advancement of Expenses is not timely made pursuant to Article V, Section 3 (Advances); (iii) Independent Counsel has not made and delivered a written opinion determining the request for indemnification (a) within ninety days after being appointed by the Court, (b) within ninety days after objections to his selection have been overruled by the Court or (c) within ninety days after the time for the Company or Indemnitee to object to his selection; or (iv) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Article V, Section 6 (Determination of Entitlement; No Change of Control), Section 7 (Determination of Entitlement; Change of Control) or Section 8 (Procedures of Independent Counsel), Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. In the event that a determination shall have been made that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding commenced pursuant to this Section 10, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be. If a determination shall have been made or deemed to have been made that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 10, or otherwise, unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification, or such indemnification is prohibited by law.

         The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 10 that the procedures and presumptions of this Article V are not valid, binding and enforceable and shall stipulate in any such proceeding that the Company is bound by all provisions of this Article V. In the event that Indemnitee, pursuant to this Section 10, seeks a judicial adjudication to enforce his rights under, or to recover damages for breach of, this Article V, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication, but only if he prevails therein. If it shall be determined in such judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

         Section 11. Participation by the Company. With respect to any such claim, action, suit, proceeding or investigation as to which Indemnitee notifies the Company of the commencement thereof: (a) the Company will be entitled to participate therein at its own expense; (b) except as otherwise provided below, to the extent that it may wish, the Company (jointly with any other indemnifying party similarly notified) will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After receipt of notice from the Company to Indemnitee of the Company's election so to assume the defense thereof, the Company will not be liable to Indemnitee under this Article V for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such action, suit, proceeding or investigation but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless
(i) the employment of counsel by Indemnitee has been authorized by the Company,
(ii) Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel employed by Indemnitee shall be subject to indemnification pursuant to the terms of this Article V. The Company shall not be entitled to assume the defense of any action, suit, proceeding or investigation brought in the name of or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and (c) the Company shall not be liable to indemnify Indemnitee under this Article V for any amounts paid in settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not settle any action or claim in any manner that would impose any limitation or unindemnified penalty on Indemnitee without Indemnitee's written consent, which consent shall not be unreasonably withheld.

         Section 12. Nonexclusivity of Rights. The rights of indemnification and advancement of Expenses as provided by this Article V shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled to under applicable law, the Restated Certificate of Incorporation of the Company, these Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Article V or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article V shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article V nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article V as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the DGCL.

         Section 13. Insurance and Subrogation. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Company would have the power to indemnity such person against such expense, liability or loss under applicable law.

         The Company shall not be liable under this Article V to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         Section 14. Severability. If any provision or provisions of this
Article V shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article V shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         Section 15. Certain Actions for Which Indemnification Is Not Provided. Notwithstanding any other provision of this Article V, no person shall be entitled to indemnification or advancement of Expenses under this Article V with respect to any Proceeding, or any Matter therein, brought or made by such person against the Company.

         Section 16. Definitions. For purposes of this Article V:

         "Change of Control" means a change in control of the Company after the date Indemnitee acquired his Corporate Status, which shall be deemed to have occurred in any one of the following circumstances occurring after such date:
(i) there shall have occurred an event required to be reported with respect to the Company in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (iii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including, for this purpose, any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

         "Corporate Status" describes the status of Indemnitee as a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, limited liability company, association, joint venture, trust, employee benefit plan or other enterprise that Indemnitee is or was serving at the request of the Company.

         "Court" means the Court of Chancery of the State of Delaware or any other court of competent jurisdiction.

         "Designated Professional Capacity" shall include, but not be limited to, a physician, nurse, psychologist or therapist, registered surveyor, registered engineer, registered architect, attorney, certified public accountant or other person who renders such professional services within the course and scope of his employment, who is licensed by appropriate regulatory authorities to practice such profession and who, while acting in the course of such employment, committed or is alleged to have committed any negligent acts, errors or omissions in rendering such professional services at the request of the Company or pursuant to his employment (including, without limitation, rendering written or oral opinions to third parties).

         "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

         "Indemnitee" includes any officer (including an officer acting in his Designated Professional Capacity) or director of the Company who is, or is threatened to be made, a witness in or a party to any Proceeding as described in
Article V, Section 1 (General) or Section 2 (Expenses) by reason of his Corporate Status.

         "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the five years previous to his selection or appointment has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.

         "Matter" is a claim, a material issue or a substantial request for relief.

         "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to Article V, Section 10 (Adjudication) to enforce his rights under this Article V.

         Section 17. Notices. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of this Article V, notify the Company of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by Indemnitee of rights hereunder and that any omission by Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to Indemnitee otherwise than under this Article V. Any communication required or permitted to the Company shall be addressed to the Corporate Secretary of the Company and any such communication to Indemnitee shall be addressed to Indemnitee's address as shown on the Company's records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery. Any such notice shall be effective upon receipt.

         Section 18. Contractual Rights. The right to be indemnified or to the advancement or reimbursement of Expenses (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue as if these provisions were set forth in a separate written contract between Indemnitee and the Company, (ii) is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions and (iii) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

         Section 19. Indemnification of Employees, Agents and Fiduciaries. The Company, by adoption of a resolution of the Board of Directors, may indemnify and advance expenses to a person who is an employee (including an employee acting in his Designated Professional Capacity), agent or fiduciary of the Company including any such person who is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise to the same extent and subject to the same conditions (or to such lesser extent and/or with such other conditions as the Board of Directors may determine) under which it may indemnify and advance expenses to an Indemnitee under this Article V.

                                   ARTICLE VI

                            Miscellaneous Provisions

         Section 1. Offices. The address of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, 19801, and the name of the registered agent of the Company at such address is The Corporation Trust Company. The principal office of the Company shall be located in Houston, Texas, unless and until changed by resolution of the Board of Directors. The Company may also have offices at such other places as the Board of Directors may designate from time to time, or as the business of the Company may require. The principal office and registered office may be, but need not be, the same.

         Section 2. Resignations. Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the Chairman of the Board, if there is one, the Chief Executive Officer, if there is one, the President or the Corporate Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

         Section 3. Seal. The Corporate Seal shall be circular in form, shall have inscribed thereon the name of the Company and may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

         Section 4. Separability. If one or more of the provisions of these Bylaws shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof and these Bylaws shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

                                  ARTICLE VII

                               Amendment of Bylaws

         Section 1. Vote Requirements. Subject to the provisions of the Company's Restated Certificate of Incorporation, these Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, by the Board of Directors; provided that no amendment or repeal of (a) the last sentence of Article III,
Section 3 of these Bylaws, or (b) Article III, Sections 6, 7(b), 7(c), 9 and 10 of these Bylaws, nor the adoption of any provision of these Bylaws which would substantially and adversely affect the rights of the holders of Class B Common Stock, shall be effective except upon the affirmative vote of a majority of the shares of Class B Common Stock outstanding.

                                                                    EXHIBIT 7.11

                        FORM OF RULE 145 AFFILIATE LETTER


________________, 200_

[Stanford, Inc.]
1000 Louisiana, Suite 5800
Houston, Texas  77002

Ladies and Gentlemen:

            I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of [Dynegy Inc., an Illinois corporation ("Dynegy"),] [Enron Corp., an Oregon corporation ("Enron"),] as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of the Agreement and Plan of Merger dated as of November 7, 2001 (the "Agreement"), among Dynegy [Inc., an Illinois corporation ("Dynegy")], Stanford, Inc., a Delaware corporation and wholly owned subsidiary of Dynegy to be renamed Dynegy Inc. (the "Company"), Badin, Inc., an Illinois corporation and wholly owned subsidiary the Company ("Badin"), Sorin, Inc., an Oregon corporation and wholly owned subsidiary the Company ("Sorin") and Enron [Corp., an Oregon corporation ("Enron")], Sorin will be merged with and into Enron, with Enron being the surviving entity (the "Enron Merger"), and concurrently therewith Badin will be merged with and into Dynegy, with Dynegy being the surviving entity (the "Dynegy Merger" and, together with the Enron Merger, the "Mergers"). Pursuant to the Mergers, the outstanding common stock, no par value, of Enron ("Enron Common Stock") will be converted into Class A common stock, par value $.01 per share, of the Company ("Company Class A Common Stock"), and the outstanding Class A common stock, no par value, of Dynegy ("Dynegy Class A Common Stock") and outstanding Class B common stock, no par value, of Dynegy ("Dynegy Class B Common Stock") will be converted into Company Class A Common Stock and Class B common stock, par value $.01 per share, of the Company ("Company Class B Common Stock" and, together with the Company Class A Common Stock, the "Company Common Stock"), respectively.

            As a result of the [Dynegy] [Enron] Merger, I may receive (i) shares of Company Class A Common Stock in exchange for shares of [Dynegy Class A] [Enron] Common Stock [and/or (ii) shares of Company Class B Common Stock in exchange for shares of Dynegy Class B Common Stock] (or upon the exercise of options for such shares).

            I represent, warrant and covenant to the Company that as of the date I receive any Company Common Stock as a result of the [Dynegy] [Enron] Merger:

            A. I shall not make any sale, transfer or other disposition of such Company Common Stock in violation of the Securities Act or the Rules and Regulations.

            B. I have carefully read this letter and the Agreement and, to the extent I felt necessary, discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer or otherwise dispose of the Company Common Stock with my counsel.

            C. I have been advised that the issuance of Company Common Stock to me pursuant to the [Dynegy] [Enron] Merger will be registered with the Commission under the Securities Act on a Registration Statement on Form S-4. I have also been advised, however, that, since, at the time the [Dynegy] [Enron] Merger is submitted for a vote of the shareholders of [Dynegy] [Enron], I may be deemed to be an affiliate of [Dynegy] [Enron] for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations, I may not sell, transfer or otherwise dispose of the Company Common Stock issued to me in the [Dynegy] [Enron] Merger within one year following the [Dynegy] [Enron] Merger, and, if I am then an affiliate of the Company, thereafter, unless (i) such sale, transfer or other disposition has been registered under the Securities Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 of the Rules and Regulations (as such rule may be hereafter from time to time amended), or (iii) in the opinion of counsel reasonably acceptable to Company or as described in a "no action" or interpretive letter obtained by me from the staff of the Commission, such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act.

            D. [I understand that the Company is under no obligation to register the sale, transfer or other disposition of the Company Common Stock by me or on my behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available.]

            E. I understand that stop transfer instructions will be given to the Company's transfer agent with respect to the Company Common Stock and that there will be placed on the certificates for the Company Common Stock issued to me in connection with the [Dynegy] [Enron] Merger, or any substitutions therefor, a legend substantially in the form set forth below:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES AND MAY ONLY BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 145 OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

            F. I also understand that unless the transfer by me of my Company Common Stock has been registered under the Securities Act or is a sale made in conformity with the provisions of Rule 145, the Company reserves the right to place the following legend on the certificates issued to my transferee in substantially the form set forth below:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

            G. I also understand and agree that the representations, warranties, covenants and agreements I have made herein are for the benefit of [Dynegy] [Enron] and the Company and will be relied upon by the Company and its counsel and accountants.

            I understand and agree that the legends set forth in paragraphs [E and F] above will be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Securities Act. I understand and agree that such legends and the stop orders referred to above will be removed if (i) one year shall have elapsed from the date I acquire the Company Common Stock received in the [Dynegy] [Enron] Merger and the provisions of Rule 145(d)(2) are then available to me, (ii) two years shall have elapsed from the date I acquire the Company Common Stock received in the [Dynegy] [Enron] Merger and the provisions of Rule 145(d)(3) are then available to me or
(iii) the Company has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, or a "no action" letter obtained by me from the staff of the Commission, to the effect that the restrictions imposed by Rule 145 under the Act no longer apply to me.

            Execution of this letter should not be considered an admission, stipulation or acknowledgement by me that I am an "affiliate" of [Dynegy] [Enron] or the Company as described in the first paragraph of this letter or considered as a waiver of any rights that I may have to object to any claim that I am an affiliate on or after the date of this letter.

                                          Very truly yours,


                                          [Insert Name of Affiliate]


Accepted this _____ day of

____________________, 200__ by



[STANFORD, INC.]


By:   ______________________________
      Name:
      Title:

                                                                  EXHIBIT 8.2(a)

                                   ENRON CORP.
                              OFFICER'S CERTIFICATE

      The undersigned, a duly authorized officer of Enron Corp., an Oregon corporation ("Enron"), and acting as such, in connection with the opinions to be rendered by Baker Botts L.L.P. and Vinson & Elkins L.L.P. with respect to certain federal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code"), of the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") dated as of November 7, 2001 by and among Dynegy Inc., an Illinois corporation ("Dynegy"), Sorin, Inc., an Illinois corporation ("Dynegy Merger Sub"), Enron, Badin, Inc., an Oregon corporation ("Enron Merger Sub") and Stanford, Inc., a Delaware corporation ("Newco"), hereby represents as follows:1

      1.    For purposes of this Certificate,

            (i) "Chevron Agreements" means the Subscription Agreement by and between ChevronTexaco Corp. ("Chevron") and Newco dated November 7, 2001 and the Series A, B and C Warrants attached thereto as exhibits;

            (ii) "Chevron Transfers" means the issuance(s) of Newco Stock in exchange for cash pursuant to the Chevron Agreements;

            (iii) "Disposition" means any transaction that, for federal income tax purposes, constitutes a sale, exchange or other disposition, whether taxable or nontaxable, of shares of Newco Stock.

            (iv) "Newco Stock" means Newco Series A Common Stock and Newco Series B Common Stock;

            (v) "Property" means (x) Dynegy Stock or Enron Common Stock exchanged for Newco Stock in the Mergers (excluding any shares of Dynegy Stock as to which dissenters' rights have been exercised under Illinois law) and (y) cash paid by a Transferor for Newco Stock pursuant to the Chevron Agreements;

            (vi) "Dynegy Stock" means Dynegy Series A Common Stock and Dynegy Series B Common Stock;

            (vii) "Transactions" means the Mergers and the Chevron Transfers;

            (viii) "Transferor" means (x) each holder of Dynegy Stock or Enron Common Stock immediately prior to the Effective Time who receives Newco Stock in the Mergers and (y)


---------------------

(1) Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

each person to whom Newco issues Newco Stock in exchange for cash pursuant to the Chevron Agreements.

      2. The facts relating to Enron, Newco and the Transactions set forth in the Merger Agreement and the other agreements relating to the Transactions are true, accurate and complete in all material respects.

      3. The Merger Agreement, the related written agreements entered into contemporaneously therewith or referenced therein and all exhibits and attachments thereto represent the full and complete agreement among Dynegy, Enron and Newco with respect to the Mergers and there are no other written or oral agreements regarding the Mergers. The Mergers will be consummated in accordance with the Merger Agreement (including all agreements referenced therein and all exhibits and attachments thereto), and none of the material terms and conditions therein has been or will be waived or modified.

      4. The facts relating to Enron, Newco and the Transactions set forth in the [Proxy Statement-Prospectus/Registration Statement] filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, dated ____, 2002 are true, accurate, and complete in all material respects at the Effective Time.

      5. To the knowledge of Enron, none of the Enron Common Stock or Dynegy Stock to be exchanged for Newco Stock pursuant to the Mergers is "section 306 stock" within the meaning of section 306(c) of the Code.

      6. The Transactions are not the result of the solicitation by a promoter, broker, or investment house.

      7. To the knowledge of Enron, no Transferor of Property to Newco in the Transactions will retain any rights in the Property so transferred.

      8. Newco will not assume any indebtedness of any Transferor in connection with the Transactions. To the knowledge of Enron, none of the Property will be received by Newco subject to any indebtedness in the Transactions.

      9. There is no plan or intention on the part of Newco to redeem or otherwise reacquire any of the stock of Newco to be issued in the Transactions other than the payment of cash in lieu of fractional shares in the Mergers.

      10. To the knowledge of Enron, (i) no Transferor has a binding commitment, and there is no plan or intention on the part of any Transferor, to engage in a Disposition of any shares of Newco Stock to be received by such Transferor in the Transactions and (ii) immediately after the Mergers and each issuance of Newco Stock pursuant to the Chevron Transfers, each Transferor will have the ability to exercise complete dominion and control over all of the shares of Newco Stock received by such Transferor in the Transactions, including, without limitation, all voting rights with respect thereto.

      11. Taking into account any issuance of additional shares of Newco Stock, any issuance of Newco Stock for services, the exercise of any Newco stock rights, warrants, or subscriptions, any public offering of Newco Stock, and, to the knowledge of Enron, the Disposition of any of the Newco Stock to be received in the Transactions, the Transferors will be in Control of Newco, regardless of whether any Newco Stock issuable pursuant to the Chevron Agreements after the Effective Date is treated as outstanding. For purposes of this paragraph, "Control" means ownership of stock possessing at least eighty percent (80%) of the total combined voting power of all classes of stock entitled to vote and at least eighty percent (80%) of the total number of shares of each other class of stock.

      12. The consideration to be issued to the Transferors in the Mergers was the result of arm's-length negotiations between the managements of Dynegy and Enron. Each holder of Property to be exchanged or paid for Newco Stock pursuant to the Transactions will receive Newco Stock (and, if applicable, cash in lieu of fractional shares) approximately equal to the fair market value of the Property exchanged therefor.

      13. Newco will remain in existence following the Mergers and any Chevron Transfer. There is no plan or intention by Newco to liquidate Dynegy or Enron, to cause Dynegy or Enron to merge with or into any other entity, to effect a conversion of Dynegy or Enron or to otherwise dispose of any of the Enron Common Stock and Dynegy Stock transferred to it pursuant to the Mergers.

      14. Each of Dynegy, Enron and Newco, and, to the knowledge of Enron, each Transferor, will pay its or his or her own expenses, if any, incurred in connection with the Transactions.

      15. Newco will not be an investment company within the meaning of section 351(e)(1) of the Code and Treas. Reg. Section 1.351-1(c)(1)(ii).

      16. Prior to the Mergers, each of Dynegy Merger Sub and Enron Merger Sub will be a direct, wholly owned subsidiary of Newco. Each of Dynegy Merger Sub and Enron Merger Sub is or will be a transitory corporation formed for the sole purpose of participating in the Mergers.

      17. No Newco Stock to be issued in, or in connection with, the Transactions will be placed in escrow or will be issued under a contingent stock arrangement or other similar arrangement.

      18. The Transactions are being effected for bona fide business reasons.

      19. No Newco Stock will be issued for services rendered to or for the benefit of Newco or any affiliate thereof in connection with the Transactions. No Newco Stock will be issued for indebtedness of Newco that is not evidenced by a security or for interest on indebtedness of Newco.

      20. Newco Stock will be the only capital stock of Newco issued and outstanding for federal income tax purposes. There will be no nonvoting class of capital stock of Newco issued and outstanding for federal income tax purposes.

      21. There will be no indebtedness between Newco and any Transferor at the Effective Time or at the time of any Chevron Transfer and there will be no indebtedness created in favor of any Transferor as a result of the Transactions.

      22. All of the transfers by the Transferors made pursuant to the Transactions will occur under the plan described in the Merger Agreement and the Chevron Agreements, in which the rights of the parties are defined.

      23. The payment of cash in lieu of fractional shares of Newco, if any, in the Mergers is solely for the purpose of avoiding the expense and inconvenience to Newco of issuing fractional shares and does not represent separately bargained-for consideration.

      24. None of the compensation received or to be received by any shareholder-employee of Dynegy or Enron will be separate consideration for, or allocable to, any of their Dynegy Stock or Enron Common Stock. None of the Newco Stock received by any such shareholder-employee in the Mergers will be separate consideration for, or allocable to, any employment agreement or other compensatory arrangement. The compensation paid to any shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

      25. The undersigned officer is authorized to make all of the statements set forth herein on behalf of Enron.

      I understand that the representations above will be relied upon by Baker Botts L.L.P. and Vinson & Elkins L.L.P. as a basis for their respective opinions, and that such opinions will be conditioned upon the initial and continuing accuracy of these representations.



Dated:  ________, 2002



                                          ENRON CORP.

                                          By:
                                                  ----------------------------
                                          Name:
                                                  ----------------------------
                                          Title:
                                                  ----------------------------

                                                                  EXHIBIT 8.2(b)

                                   DYNEGY INC.
                              OFFICER'S CERTIFICATE

      The undersigned, a duly authorized officer of Dynegy Inc., an Illinois corporation ("Dynegy"), and acting as such, in connection with the opinions to be rendered by Baker Botts L.L.P. and Vinson & Elkins L.L.P. with respect to certain federal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code"), of the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") dated as of November 7, 2001 by and among Dynegy, Sorin, Inc., an Illinois corporation ("Dynegy Merger Sub"), Enron Corp., an Oregon corporation ("Enron"), Badin, Inc., an Oregon corporation ("Enron Merger Sub") and Stanford, Inc., a Delaware corporation ("Newco"), hereby represents as follows:1

      1.    For purposes of this Certificate,

            (i) "Chevron Agreements" means the Subscription Agreement by and between ChevronTexaco Corp. ("Chevron") and Newco dated November 7, 2001 and the Series A, B and C Warrants attached thereto as exhibits;

            (ii) "Chevron Transfers" means the issuance(s) of Newco Stock in exchange for cash pursuant to the Chevron Agreements;

            (iii) "Disposition" means any transaction that, for federal income tax purposes, constitutes a sale, exchange or other disposition, whether taxable or nontaxable, of shares of Newco Stock.

            (iv) "Newco Stock" means Newco Series A Common Stock and Newco Series B Common Stock;

            (v) "Property" means (x) Dynegy Stock or Enron Common Stock exchanged for Newco Stock in the Mergers (excluding any shares of Dynegy Stock as to which dissenters' rights have been exercised under Illinois law) and (y) cash paid by a Transferor for Newco Stock pursuant to the Chevron Agreements;

            (vi) "Dynegy Stock" means Dynegy Series A Common Stock and Dynegy Series B Common Stock;

            (vii) "Transactions" means the Mergers and the Chevron Transfers;

            (viii) "Transferor" means (x) each holder of Dynegy Stock or Enron Common Stock immediately prior to the Effective Time who receives Newco Stock in the Mergers and (y)


---------------------

(1) Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

each person to whom Newco issues Newco Stock in exchange for cash pursuant to the Chevron Agreements.

      2. The facts relating to Dynegy, Newco and the Transactions set forth in the Merger Agreement, the Chevron Agreements and the other agreements relating to the Transactions are true, accurate and complete in all material respects.

      3. The Merger Agreement, the related written agreements entered into contemporaneously therewith or referenced therein and all exhibits and attachments thereto represent the full and complete agreement among Dynegy, Enron and Newco with respect to the Mergers and there are no other written or oral agreements regarding the Mergers. The Mergers will be consummated in accordance with the Merger Agreement (including all agreements referenced therein and all exhibits and attachments thereto), and none of the material terms and conditions therein has been or will be waived or modified.

      4. The Chevron Agreements (including all agreements referenced therein and all exhibits and attachments thereto) represent the full and complete agreement between Newco and Chevron with respect to the Chevron Transfers and there are no other written or oral agreements regarding the Chevron Transfers. The Chevron Transfers will be consummated in accordance with the Chevron Agreements (including all agreements referenced therein and all exhibits and attachments thereto), and none of the material terms and conditions therein has been or will be waived or modified.

      5. The facts relating to Dynegy, Newco and the Transactions set forth in the [Proxy Statement-Prospectus/Registration Statement] filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, dated ____, 2002 are true, accurate, and complete in all material respects at the Effective Time.

      6. To the knowledge of Dynegy, none of the Enron Common Stock or Dynegy Stock to be exchanged for Newco Stock pursuant to the Mergers is "section 306 stock" within the meaning of section 306(c) of the Code.

      7. The Transactions are not the result of the solicitation by a promoter, broker, or investment house.

      8. To the knowledge of Dynegy, no Transferor of Property to Newco in the Transactions will retain any rights in the Property so transferred.

      9. Newco will not assume any indebtedness of any Transferor in connection with the Transactions. To the knowledge of Dynegy, none of the Property will be received by Newco subject to any indebtedness in the Transactions.

      10. There is no plan or intention on the part of Newco to redeem or otherwise reacquire any of the stock of Newco to be issued in the Transactions other than the payment of cash in lieu of fractional shares in the Mergers.

      11. To the knowledge of Dynegy, (i) no Transferor has a binding commitment, and there is no plan or intention on the part of any Transferor, to engage in a Disposition of any shares of Newco Stock to be received by such Transferor in the Transactions and (ii) immediately after the Mergers and each issuance of Newco Stock pursuant to the Chevron Transfers, each Transferor will have the ability to exercise complete dominion and control over all of the shares of Newco Stock received by such Transferor in the Transactions, including, without limitation, all voting rights with respect thereto.

      12. Taking into account any issuance of additional shares of Newco Stock, any issuance of Newco Stock for services, the exercise of any Newco stock rights, warrants, or subscriptions, any public offering of Newco Stock, and, to the knowledge of Dynegy, the Disposition of any of the Newco Stock to be received in the Transactions, the Transferors will be in Control of Newco, regardless of whether any Newco Stock issuable pursuant to the Chevron Agreements after the Effective Date is treated as outstanding. For purposes of this paragraph, "Control" means ownership of stock possessing at least eighty percent (80%) of the total combined voting power of all classes of stock entitled to vote and at least eighty percent (80%) of the total number of shares of each other class of stock.

      13. The consideration to be issued to the Transferors (i) in the Mergers was the result of arm's-length negotiations between the managements of Dynegy and Enron and (ii) in the Chevron Transfers was the result of arm's-length negotiations between the managements of Dynegy and Chevron. Each holder of Property to be exchanged or paid for Newco Stock pursuant to the Transactions will receive Newco Stock (and, if applicable, cash in lieu of fractional shares) approximately equal to the fair market value of the Property exchanged therefor.

      14. Newco will remain in existence following the Mergers and any Chevron Transfer. There is no plan or intention by Newco to liquidate Dynegy or Enron, to cause Dynegy or Enron to merge with or into any other entity, to effect a conversion of Dynegy or Enron or to otherwise dispose of any of the Enron Common Stock and Dynegy Stock transferred to it pursuant to the Mergers.

      15. Each of Dynegy, Enron and Newco, and, to the knowledge of Dynegy, each Transferor, will pay its or his or her own expenses, if any, incurred in connection with the Transactions.

      16. Newco will not be an investment company within the meaning of section 351(e)(1) of the Code and Treas. Reg. Section 1.351-1(c)(1)(ii).

      17. Prior to the Mergers, each of Dynegy Merger Sub and Enron Merger Sub will be a direct, wholly owned subsidiary of Newco. Each of Dynegy Merger Sub and Enron Merger Sub is or will be a transitory corporation formed for the sole purpose of participating in the Mergers.

      18. No Newco Stock to be issued in, or in connection with, the Transactions will be placed in escrow or will be issued under a contingent stock arrangement or other similar arrangement.

      19. The Transactions are being effected for bona fide business reasons.

      20. No Newco Stock will be issued for services rendered to or for the benefit of Newco or any affiliate thereof in connection with the Transactions. No Newco Stock will be issued for indebtedness of Newco that is not evidenced by a security or for interest on indebtedness of Newco.

      21. Newco Stock will be the only capital stock of Newco issued and outstanding for federal income tax purposes. There will be no nonvoting class of capital stock of Newco issued and outstanding for federal income tax purposes.

      22. There will be no indebtedness between Newco and any Transferor at the Effective Time or at the time of any Chevron Transfer and there will be no indebtedness created in favor of any Transferor as a result of the Transactions.

      23. All of the transfers by the Transferors made pursuant to the Transactions will occur under the plan described in the Merger Agreement and the Chevron Agreements, in which the rights of the parties are defined.

      24. The payment of cash in lieu of fractional shares of Newco, if any, in the Mergers is solely for the purpose of avoiding the expense and inconvenience to Newco of issuing fractional shares and does not represent separately bargained-for consideration.

      25. None of the compensation received or to be received by any shareholder-employee of Dynegy or Enron will be separate consideration for, or allocable to, any of their Dynegy Stock or Enron Common Stock. None of the Newco Stock received by any such shareholder-employee in the Mergers will be separate consideration for, or allocable to, any employment agreement or other compensatory arrangement. The compensation paid to any shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

      26. The undersigned officer is authorized to make all of the statements set forth herein on behalf of Dynegy.

      I understand that the representations above will be relied upon by Baker Botts L.L.P. and Vinson & Elkins L.L.P. as a basis for their respective opinions, and that such opinions will be conditioned upon the initial and continuing accuracy of these representations.

Dated:  ________, 2002                    DYNEGY, INC.


                                          By:
                                                  ----------------------------
                                          Name:
                                                  ----------------------------
                                          Title:
                                                  ----------------------------

                                                                  EXHIBIT 8.2(c)


                       [Chevron U.S.A. Inc. Letterhead]


                                 ________, 2002





Baker Botts L.L.P.
910 Louisiana
Houston, Texas  77002

Vinson & Elkins L.L.P
1001 Fannin
Houston, Texas  77002

Dear Sirs:

      In connection with the proposed merger (the "Merger") of Sorin, Inc., a wholly owned subsidiary of Stanford, Inc. ("Newco"),1 with and into Dynegy Inc. ("Dynegy"), where Dynegy survives the Merger, and where Chevron U.S.A. Inc. ("Chevron") will receive Newco common stock in exchange for Dynegy stock, we represent that we do not have any plan, intention, obligation or other commitment to sell, exchange, or otherwise dispose of, whether taxable or nontaxable, for federal income tax purposes the shares of stock of Newco received in those transactions.

      We understand that Baker Botts L.L.P. and Vinson & Elkins L.L.P. will rely on this Certificate in rendering their opinions as to the transaction and we will promptly and timely inform them if, after signing this Certificate, we have reason to believe that any of the facts described herein or any of the representations made in this Certificate are untrue, incorrect or incomplete in any respect.

                                          CHEVRON U.S.A. INC.,
                                          a Pennsylvania corporation


                                          By:_________________________________


                                          Title:______________________________




------------------

(1) For purposes of this certificate, capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement and Plan of Merger Agreement dated November 7, 2001 providing for the Merger and/or the Form S-4 filed with the SEC on _______, 2002.

                                                                  EXHIBIT 8.2(d)


                       [ChevronTexaco Corp. Letterhead]


                                 ________, 2002





Baker Botts L.L.P.
910 Louisiana
Houston, Texas  77002

Vinson & Elkins L.L.P
1001 Fannin
Houston, Texas  77002

Dear Sirs:

      In connection with (1) the proposed merger (the "Merger") of Sorin, Inc., a wholly owned subsidiary of Stanford, Inc. ("Newco"),1 with and into Dynegy Inc. ("Dynegy"), where Dynegy survives the Merger, and where ChevronTexaco Corp. ("Chevron") will receive Newco common stock in exchange for Dynegy stock and (2) the proposed purchase by Chevron of shares of Newco common stock and warrants pursuant to the Subscription Agreement by and between Chevron and Newco dated November 7, 2001 and the Series A, B and C Warrants attached thereto as exhibits, we represent that we do not have, nor will we have at the time of any purchase described in clause (2) above, any plan, intention, obligation or other commitment to sell, exchange, or otherwise dispose of, whether taxable or nontaxable, for federal income tax purposes the shares of stock of Newco received in those transactions.

      We understand that Baker Botts L.L.P. and Vinson & Elkins L.L.P. will rely on this Certificate in rendering their opinions as to the transaction and we will promptly and timely inform them if, after signing this Certificate, we have reason to believe that any of the facts described herein or any of the representations made in this Certificate are untrue, incorrect or incomplete in any respect.

                                          CHEVRONTEXACO CORP.,
                                          a Delaware corporation


                                          By:_________________________________


                                          Title:______________________________


------------------

(1) For purposes of this certificate, capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement and Plan of Merger Agreement dated November 7, 2001 providing for the Merger and/or the Form S-4 filed with the SEC on _______, 2002.